UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

File No. 002-10765
File No. 811-00249

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933			/X/

	Pre-Effective Amendment No.		/ /
	Post-Effective Amendment No.	148	/X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940			/X/

	Amendment No.	148

(Check appropriate box or boxes)

DELAWARE GROUP EQUITY FUNDS I
(Exact Name of Registrant as Specified in Charter)

100 Independence, 610 Market Street, Philadelphia, PA			19106-2354
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s Telephone Number, including Area Code:			(800) 523-1918

David F. Connor, Esq., 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354
(Name and Address of Agent for Service)

Please send copies of all communications to:

Jonathan M. Kopcsik, Esq.

Taylor Brody, Esq.

Stradley, Ronon, Stevens & Young, LLP

2600 One Commerce Square, Philadelphia, PA 19103-7018

(215) 564-8099

(215) 564-8071

Approximate Date of Proposed Public Offering:			February 25, 2022

It is proposed that this filing will become effective (check appropriate box):

/X/	immediately upon filing pursuant to paragraph (b)
/ /	on (date) pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on (date) pursuant to paragraph (a)(1)
/ /	75 days after filing pursuant to paragraph (a)(2)
/ /	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

/ /	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--- C O N T E N T S ---

This Post-Effective Amendment No. 148 to Registration File No. 002-10765 includes the following:

1.	Facing Page
2.	Contents Page
3.	Part A – Prospectus
4.	Part B - Statement of Additional Information
5.	Part C - Other Information
6.	Signatures
7.	Exhibits

Prospectus

Delaware Mid Cap Value Fund

US equity mutual fund

Nasdaq ticker symbols
Class A	DLMAX
Class C	DLMCX
Class R	DLMRX
Institutional Class	DLMIX

February 25, 2022

The US Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

Get shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Table of contents

Fund summary	1
Delaware Mid Cap Value Fund	1
How we manage the Fund	5
Our principal investment strategies	5
The securities in which the Fund typically invests	5
Other investment strategies	6
The risks of investing in the Fund	7
Disclosure of portfolio holdings information	9
Who manages the Fund	10
Investment manager	10
Portfolio managers	10
Manager of managers structure	11
Who’s who	11
About your account	13
Investing in the Fund	13
Choosing a share class	13
Dealer compensation	15
Payments to intermediaries	16
How to reduce your sales charge	16
Buying Class A shares at net asset value	17
Waivers of contingent deferred sales charges	18
How to buy shares	19
Calculating share price	20
Fair valuation	20
Retirement plans	20
Document delivery	20
Inactive accounts	20
How to redeem shares	21
Low balance accounts	22
Investor services	22
Frequent trading of Fund shares (market timing and disruptive trading)	23
Dividends, distributions, and taxes	25
Certain management considerations	26
Financial highlights	27
Additional information	41

Fund summary

Delaware Mid Cap Value Fund, a series of Delaware Group® Equity Funds I

What is the Fund’s investment objective?

Delaware Mid Cap Value Fund seeks capital appreciation.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds by Macquarie®. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	R	Inst.
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	1.00%(1)	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	R	Inst.
Management fees	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	1.00%	0.50%	none
Other expenses	0.41%	0.41%	0.41%	0.41%
Total annual fund operating expenses	1.41%	2.16%	1.66%	1.16%
Fee waivers and expense reimbursements	(0.27%)(2)	(0.27%)(2)	(0.27%)(2)	(0.27%)(2)
Total annual fund operating expenses after fee waivers and expense reimbursements	1.14%	1.89%	1.39%	0.89%
[1]	Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge (CDSC).
[2]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.89% of the Fund’s average daily net assets from February 25, 2022 through February 28, 2023. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	R	Inst.
1 year	$685	$192	$292	$142	$91
3 years	$971	$650	$650	$497	$342
5 years	$1,278	$1,135	$1,135	$877	$612
10 years	$2,147	$2,472	$2,472	$1,943	$1,385

Fund summary

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

The Fund invests primarily in investments of medium-sized companies whose stock prices appear low relative to their underlying value or future potential. Among other factors, the Fund’s investment manager, Delaware Management Company (Manager), considers the financial strength of a company, its management, the prospects for its industry, and any anticipated changes within the company that might suggest a more favorable outlook going forward. The Manager focuses on free cash flow in its individual stock selection, seeking companies that it believes have a sustainable ability to buy back shares, lower debt, and/or increase or initiate dividends. Under normal circumstances, at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be in investments of medium-sized companies (80% policy). The Fund considers medium-sized companies to be those companies whose market capitalizations fall within the range represented in the Russell Midcap® Value Index (Index) at the time of the Fund’s investment. As of May 7, 2021, the smallest company included in the Index had a market capitalization of $3.6 billion and the largest company included in the Index had a market capitalization of $46.4 billion. The market capitalization range for the Russell Midcap Value Index will change on a periodic basis. A company’s market capitalization is determined based on its current market capitalization. Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. The Fund may invest up to 20% of its net assets in real estate investment trusts (REITs).

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

The Fund’s 80% policy is nonfundamental and may be changed without shareholder approval. However, Fund shareholders would be given at least 60 days’ notice prior to any such change.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Real estate industry risk — This risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Interest rate risk — The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because small- and medium-sized companies and companies in the real estate sector often borrow money to finance their operations, they may be adversely affected by rising interest rates. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

2

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Mid Cap Value Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-year, 5-year, and 10-year periods compare with those of a broad measure of market performance.   The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Calendar year-by-year total return (Class A)

Year	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Year Total Return	13.14%	28.85%	6.71%	-0.32%	18.61%	16.84%	-15.56%	28.92%	-0.38%	31.13%

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 23.32% for the quarter ended December 31, 2020, and its lowest quarterly return was -35.44% for the quarter ended March 31, 2020.  The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years
Class A return before taxes	23.61%	9.37%	11.16%
Class A return after taxes on distributions	23.14%	8.97%	8.58%
Class A return after taxes on distributions and sale of Fund shares	14.29%	7.32%	8.15%
Class C return before taxes	28.97%	9.81%	10.96%
Class R return before taxes	30.62%	10.38%	11.51%
Institutional Class return before taxes	31.25%	10.93%	12.08%
Russell Midcap Value Index (reflects no deduction for fees, expenses, or taxes)	28.34%	11.22%	13.44%

3

Fund summary

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Kelley M. Carabasi, CFA	Co-Chief Investment Officer – US Small-Mid Cap Value Equity	July 2012
Kent P. Madden, CFA	Co-Chief Investment Officer – US Small-Mid Cap Value Equity	July 2012
Christopher S. Beck, CFA*	Senior Managing Director	February 2008
Steven G. Catricks, CFA	Senior Portfolio Manager	July 2012
Michael Foley, CFA	Senior Portfolio Manager	July 2019

* Effective on or about July 31, 2022, Christopher S. Beck will be retiring from the Manager and no longer be a portfolio manager of the Fund.

Sub-advisors

Macquarie Investment Management Global Limited

Macquarie Funds Management Hong Kong Limited

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R and Institutional Class shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

How we manage the Fund

The Manager takes a disciplined approach to investing, combining investment strategies and risk-management techniques that it believes can help shareholders meet their goals.

Our principal investment strategies

The Manager researches individual companies and analyzes economic and market conditions, seeking to identify the securities or market sectors that it believes are the best investments for the Fund. The following are descriptions of how the Manager pursues the Fund's investment objective.

The Manager strives to identify medium-sized companies that it believes offer above-average opportunities for long-term price appreciation because their current stock prices do not appear to accurately reflect the companies' underlying value or future earnings potential.

The Manager's focus will be on value stocks, defined as stocks whose prices are historically low based on a given financial measure such as profit, book value, or cash flow. Companies may be undervalued for many reasons. They may be unknown to stock analysts, they may have experienced poor earnings, or their industry may be in the midst of a period of weak growth.

The Manager will carefully evaluate the financial strength of a company, the nature of its management, any developments affecting the company or its industry, anticipated new products or services, possible management changes, projected takeovers, or technological breakthroughs. Using this extensive analysis, the Manager's goal is to pinpoint the companies within the universe of undervalued stocks, whose true value is likely to be recognized and rewarded with a rising stock price in the future.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

The Fund's investment objective is nonfundamental. This means that the Fund's Board of Trustees (Board) may change the objective without obtaining shareholder approval. If the objective were changed, the Fund would notify shareholders at least 60 days before the change became effective.

The securities in which the Fund typically invests

Stocks offer investors the potential for capital appreciation. Certain stocks that the Fund invests in may pay dividends as well. Please see the Fund's SAI for additional information about certain of the securities described below as well as other securities in which the Fund may invest.

Common stocks

Common stocks are securities that represent shares of ownership in a corporation. Stockholders may participate in a corporation's profits through its distribution of dividends to stockholders, proportionate to the number of shares they own.

How the Fund uses them: Under normal circumstances, the Fund will generally invest 90% to 100% of its net assets in common stocks.

Foreign securities

Foreign securities are securities of issuers which are classified by index providers, or by the investment manager applying internally consistent guidelines, as being assigned to countries outside the United States. Investments in foreign securities include investments in American depositary receipts (ADRs), which are receipts issued by a depositary (usually a US bank) and represent the bank's holdings of a stated number of shares of a foreign corporation. Generally, an ADR entitles the holder to all payments of interest, dividends, and capital gains earned by the underlying foreign shares. ADRs are generally denominated in US dollars and are bought and sold on a US stock exchange in the same manner as US securities.

How the Fund uses them: The Fund may invest up to 25% of its net assets in foreign securities directly or in ADRs.

Determinations to purchase ADRs will be based on relevant factor(s) in the portfolio manager's sole discretion.

Options

Options represent a right to buy or sell a swap agreement, a futures contract, or a security or a group of securities at an agreed upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if the purchaser exercises the option. Certain options may be considered illiquid.

How the Fund uses them: The Fund may write call options and purchase put options on a covered basis only, and will not engage in option writing strategies for speculative purposes.

5

How we manage the Fund

Restricted securities

Restricted securities are privately placed securities whose resale is restricted under US securities laws.

How the Fund uses them: The Fund may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Fund's limit on investments in illiquid investments.

Illiquid investments

Illiquid investments are any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

How the Fund uses them: The Fund may invest up to 10% of its net assets in illiquid investments.

Real estate investment trusts (REITs)

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

How the Fund uses them: The Fund may invest up to 20% of its net assets in REITs, another category of income-generating equity securities.

Repurchase agreements

A repurchase agreement is an agreement between a buyer of securities, such as a fund, and a seller of securities, in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed-upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

How the Fund uses them: Typically, the Fund uses repurchase agreements as short-term investments for its cash position. In order to enter into these repurchase agreements, the Fund must have collateral of at least 102% of the repurchase price. The Fund will only enter into repurchase agreements in which the collateral is composed of US government securities. At the Manager's discretion, the Fund may invest overnight cash balances in short-term discount notes issued or guaranteed by the US government, its agencies or instrumentalities, or government-sponsored corporations.

Other investment strategies

Borrowing from banks

The Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Fund will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objective. The Fund will not borrow money in excess of one-third of the value of its total assets.

Lending securities

The Fund may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Fund's securities must provide collateral to the Fund and adjust the amount of collateral each day to reflect changes in the value of the loaned securities. These transactions, if any, may generate additional income for the Fund.

Purchasing securities on a when-issued or delayed-delivery basis

The Fund may buy or sell securities on a when-issued or delayed-delivery basis (i.e., paying for securities before delivery or taking delivery at a later date). The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Initial public offerings (IPOs)

Under certain market conditions, the Fund may invest in companies at the times of their IPOs. Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

6

Temporary defensive positions

In response to unfavorable market conditions, the Fund may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with the Fund's investment objective. To the extent that the Fund holds such instruments, it may be unable to achieve its investment objective.

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The information below describes the principal risks you assume when investing in the Fund. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Market risk

Market risk is the risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

How the Fund strives to manage it: The Fund maintains a long-term investment approach and focuses on securities that the Manager believes can appreciate over an extended period of time regardless of interim market fluctuations. Generally, the Manager does not try to predict overall market movements. Although the Fund may hold securities for any amount of time, it generally does not trade for short-term purposes.

Industry and security risks

Industry risk is the risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

How the Fund strives to manage them: The Manager limits the amount of the Fund's assets invested in any one industry.

Company size risk

Company size risk is the risk that investments in small- and/or medium-sized companies typically exhibit higher volatility than investments in larger, more established companies. Company size risk also comes from lower liquidity typically associated with small company stocks, which means the price may be affected by poorly executed trades, even if the underlying business of the company is unchanged.

How the Fund strives to manage it: Although the Fund may invest in small companies, its focus is on medium-sized companies. The Manager believes medium-sized companies, in general, are more stable than smaller companies and involve less risk due to their larger size, greater experience, and more extensive financial resources. In addition, the Manager maintains a well-diversified portfolio, selects stocks carefully, and monitors them continually.

Interest rate risk

Interest rate risk is the risk that securities will decrease in value if interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, and inflation expectations. Fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. The risk is generally associated with bonds; however, because small- and medium-sized companies and companies in the real estate sector often borrow money to finance their operations, they may be adversely affected by rising interest rates. A fund may be subject to a greater risk of rising interest rates due to the period of historically low interest rates.

How the Fund strives to manage it: The Manager analyzes each company's financial situation and its cash flow to determine the company's ability to finance future expansion and operations. The potential effect that rising interest rates might have on a stock is taken into consideration before the stock is purchased.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.

7

How we manage the Fund

How the Fund strives to manage it: The Fund limits its exposure to illiquid investments to no more than 10% of its net assets.

Derivatives risk

Derivatives risk is the possibility that a fund may experience a significant loss if it employs a derivatives strategy (including a strategy involving equity-linked securities, futures, options, forward foreign currency contracts, or swaps such as interest rate swaps, index swaps, or credit default swaps) related to a security, index, reference rate, or other asset or market factor (collectively, a “reference instrument”) and that reference instrument moves in the opposite direction from what the portfolio manager had anticipated. If a market or markets, or prices of particular classes of investments, move in an unexpected manner, a fund may not achieve the anticipated benefits of the transaction and it may realize losses. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a fund from using the strategy. In addition, changes in government regulation of derivatives could affect the character, timing, and amount of a fund's taxable income or gains. A fund's transactions in derivatives may be subject to one or more special tax rules. These rules may: (i) affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the fund, (iii) defer losses to the fund, and (iv) cause adjustments in the holding periods of the fund's securities. A fund's use of derivatives may be limited by the requirements for taxation of the fund as a regulated investment company.

Investing in derivatives may subject a fund to counterparty risk. Please refer to “Counterparty risk” for more information. Other risks include illiquidity, mispricing or improper valuation of the derivatives contract, and imperfect correlation between the value of the derivatives instrument and the underlying reference instrument so that the fund may not realize the intended benefits. In addition, since there can be no assurance that a liquid secondary market will exist for any derivatives instrument purchased or sold, a fund may be required to hold a derivatives instrument to maturity and take or make delivery of an underlying reference instrument that the Manager would have otherwise attempted to avoid, which could result in losses. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits.

How the Fund strives to manage it: The Fund will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, to neutralize the impact of interest rate changes, to effect diversification, or to earn additional income.

The Manager has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Counterparty risk

Counterparty risk is the risk that if a fund enters into a derivatives contract (such as a futures, options, or swap contract) or a repurchase agreement, the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization). As a result, a fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all.

How the Fund strives to manage it: The portfolio managers seek to minimize this risk by considering the creditworthiness of all counterparties before the Fund enters into transactions with them. The Fund will hold collateral from counterparties consistent with applicable regulations.

Government and regulatory risks

Governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, foreign exchange controls, the introduction of new currencies (and the redenomination of financial obligations into those currencies), or other measures that could be detrimental to the investments of a fund.

How the Fund strives to manage them: The portfolio managers evaluate the economic and political climate in the relevant jurisdictions before selecting securities for the Fund. The portfolio managers typically diversifies the Fund's assets among a number of different securities in a variety of sectors in order to minimize the impact to the Fund of any legislative or regulatory development affecting particular countries, issuers, or market sectors.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

8

How the Fund strives to manage it: Due to uncertainty regarding the future use of LIBOR or similar rates (such as the EONIA), the impact of the abandonment of such rates on the Fund or the financial instruments in which the Fund invests cannot yet be determined.  However, the Fund tries to address such risk by monitoring the economic, political and regulatory climate in jurisdictions relevant to the Fund and the financial instruments in which the Fund invests in order to minimize any potential impact on the Fund.  In addition, the Fund typically invests in a number of different securities in a variety of sectors in order to minimize the impact to the Fund of any legislative or regulatory development affecting particular countries, issuers, or market sectors.

Real estate industry risk

Real estate industry risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (Internal Revenue Code), or other similar statutes in non-US countries and/or to maintain exemptions from the Investment Company Act of 1940, as amended.

How the Fund strives to manage it: The Manager carefully selects REITs based on the quality of their management and their ability to generate substantial cash flow, which the Manager believes can help to shield them from some of the risks involved with real estate investing.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund's investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective.

How the Fund strives to manage it: The Fund maintains a long-term investment approach and focuses on securities that the portfolio managers believe can appreciate over an extended period of time regardless of interim market fluctuations. Generally, the portfolio managers do not try to predict overall market movements, but the portfolio managers do note trends in the economy, industries, and financial markets. Although the Fund may hold securities for any amount of time, it generally does not trade for short-term purposes.

Disclosure of portfolio holdings information

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

9

Who manages the Fund

Investment manager

The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, is the Fund's investment manager. Together, the Manager and the subsidiaries of Macquarie Management Holdings, Inc. (MMHI) manage, as of December 31, 2021, $261.3 billion in assets, including mutual funds, separate accounts, and other investment vehicles. The Manager and its predecessors have been managing Delaware Funds since 1938. The Manager is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of MMHI. MMHI is a wholly owned subsidiary of Macquarie Group Limited. The Manager makes investment decisions for the Fund, manages the Fund's business affairs, and provides daily administrative services. For its services to the Fund, the Manager was paid an aggregate fee, net of fee waivers (if applicable), of 0.48% of average daily net assets during the last fiscal year.

A discussion of the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended October 31, 2021.

Sub-advisors

Macquarie Investment Management Global Limited, (MIMGL), is located at 50 Martin Place, Sydney, Australia. MIMGL is an affiliate of the Manager and a part of Macquarie Asset Management (MAM). MAM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of December 31, 2021, MAM managed more than $380.1 billion in assets for institutional and individual clients. Although the Manager has principal responsibility for the Manager's portion of the Fund, the Manager may seek quantitative support from MIMGL and the Manager may also permit MIMGL to execute Fund security trades on behalf of the Manager.

Macquarie Funds Management Hong Kong Limited (MFMHKL), located at Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong. MFMHKL is an affiliate of the Manager and a part of MAM. Although the Manager has principal responsibility for the Manager's portion of the Fund, the Manager may permit MFMHKL to execute Fund security trades on behalf of the Manager.

A discussion of the basis for the Board's approval of the Fund's sub-advisory contracts with MIMGL and MFMHKL is available in the Fund's annual report to shareholders for the period ended October 31, 2021.

Portfolio managers

Kelley M. Carabasi and Kent P. Madden have primary responsibility for making day-to-day investment decisions for the Fund. Ms. Carabasi and Mr. Madden regularly consult with Steven G. Catricks, Michael Foley, and Christopher S. Beck until his retirement from the Manager on or about July 31, 2022.

Kelley M. Carabasi, CFA Co-Chief Investment Officer — US Small-Mid Cap Value Equity
Kelley M. Carabasi is a co-CIO of the firm's US Small-Mid Cap Value Equity team, a role she assumed in January 2022. She assumed portfolio management responsibilities in July 2012. She joined the team in July 2005 as an equity analyst. Prior to joining Macquarie Asset Management (MAM) she participated in Lincoln Financial Group's rotational Professional Development Program for three years. Carabasi earned a bachelor's degree in finance from Georgetown University and an MBA from The Wharton School of the University of Pennsylvania.

Kent P. Madden, CFA Co-Chief Investment Officer — US Small-Mid Cap Value Equity
Kent P. Madden is a co-CIO of the firm's US Small-Mid Cap Value Equity team, a role he assumed in January 2022. He assumed portfolio management responsibilities in July 2012. He joined the team in December 2004 as an equity analyst and was promoted to senior equity analyst in October 2010. Prior to joining Macquarie Asset Management (MAM) he was an equity analyst at Gartmore Global Investments. He has also worked as an equity analyst for Federated Investors, where he gained experience covering small-capitalization consumer stocks, and Lehman Brothers as a corporate finance analyst. Madden holds a bachelor's degree in economics from DePauw University and an MBA from the University of Chicago.

Christopher S. Beck, CFA Senior Managing Director

Christopher S. Beck is a senior managing director for the firm's US Small-Mid Cap Value Equity team, a role he transitioned to in January 2022 after 24 years as the team's chief investment officer. Beck contributes to the team's strategy and allocation discussions and provides insight on companies and sectors for the team's US Small-Mid Cap Value Equity portfolios. Prior to joining Macquarie Asset Management (MAM) in 1997, he was vice president at Pitcairn Trust from 1995 to 1997, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the University of Delaware from 1992 to 1995 and held management positions during his seven years at Cypress Capital Management and four years at Wilmington Trust. Beck earned a bachelor's degree at the University of Delaware and an MBA from Lehigh University, and he is a member of the CFA Society of Philadelphia and past president of the Wilmington Society of Securities Analysts.

Steven G. Catricks, CFA Senior Portfolio Manager
Steven G. Catricks is a senior portfolio manager for the US Small-Mid Cap Value Equity team. He assumed portfolio management responsibilities in July 2012.

10

He joined the team in October 2010 as a senior equity analyst. Prior to joining the US Small-Mid Cap Value Equity team, he was a portfolio manager for the firm's Strategic Small-Cap Value team. He joined Macquarie Asset Management (MAM) in 2001 as an equity analyst for the firm's Emerging Growth Equity team. Previously, Catricks was an equity analyst at BlackRock Financial from 1999 to 2001. He also worked at Dow Jones/Factiva and GE Aerospace/Lockheed Martin. He started his career as a systems engineer at the Naval Air Development Center, where he spent 15 years. Catricks holds a bachelor's degree in electrical engineering from Drexel University and a master's degree in engineering from the University of Pennsylvania. Catricks is a member of the Institute of Electrical and Electronics Engineers.

Michael Foley, CFA Senior Portfolio Manager
Michael Foley is a senior portfolio manager for the US Small-Mid Cap Value Equity team. He assumed portfolio management responsibilities in July 2019. He joined Macquarie Asset Management (MAM) in February 2015 as a senior equity analyst for the US Small-Mid Cap Value Equity team. Prior to joining the firm, Foley was an associate at Patriot Financial Partners, a private equity firm, from August 2011 to February 2015, focusing on the analysis of companies in the financial services sector. He started his career with Janney Montgomery Scott where he worked as an investment banking analyst within the financial institutions group from August 2009 to August 2011. Foley earned a bachelor's degree in economics with dual concentrations in finance and accounting from The Wharton School of the University of Pennsylvania. Foley is on the board of directors of the McNamee Scholars Program.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Fund shares.

Manager of managers structure

The Fund and the Manager have received an exemptive order from the US Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Fund's Board, to appoint and replace both affiliated and unaffiliated sub-advisors, and to enter into and make material amendments to the related sub-advisory contracts on behalf of the Fund without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund's sub-advisors and recommending to the Board their hiring, termination, or replacement.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of the hiring of any new sub-advisor within 90 days of the hiring.

Who's who

Board of trustees: A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the fund's service providers.

Investment manager: An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fee the manager is entitled to receive.

Portfolio managers: Portfolio managers make investment decisions for individual portfolios.

11

Who manages the Fund

Distributor: Most mutual funds continuously offer new shares to the public through distributors that are regulated as broker/dealers and are subject to the Financial Industry Regulatory Authority (FINRA) rules governing mutual fund sales practices.

Service agent: Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains, and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide administrative services to a fund and oversight of other fund service providers.

Custodian/Fund accountant: Mutual funds are legally required to protect their portfolio securities, and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets. The fund accountant provides services such as calculating a fund's net asset value (NAV) and providing financial reporting information for the fund.

Financial intermediary: Financial professionals provide advice to their clients. They are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial professionals are compensated for their services generally through sales commissions, and through 12b-1 fees and/or service fees deducted from a fund's assets.

Shareholders: Mutual fund shareholders have specific voting rights on matters such as material changes in the terms of a fund's management contract and changes to fundamental investment policies.

12

About your account

Investing in the Fund

You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial intermediary or your financial professional (hereinafter collectively referred to as the “financial intermediary”) to determine which share class best suits your investment goals and time frame. It is the responsibility of your financial intermediary to assist you in determining the most appropriate share class and to communicate such determination to us.

Information about existing sales charges and sales charge reductions and waivers is available in this Prospectus below and free of charge on the Delaware Funds website at delawarefunds.com. Additional information on sales charges can be found in the SAI, which is available upon request.

Please also see the “Broker-defined sales charge waiver policies” section in this Prospectus for information provided to the Fund by certain financial intermediaries on sales charge discounts and waivers that may be available to you through your financial intermediary. Shareholders purchasing Fund shares through a financial intermediary may also be eligible for sales charge discounts or waivers which may differ from those disclosed elsewhere in this Prospectus or SAI. The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. It is the responsibility of the financial intermediary to implement any of its proprietary sales charge discounts or waivers listed in “Broker-defined sales charge waiver policies” or otherwise. Accordingly, you should consult with your financial intermediary to determine whether you qualify for any sales charge discounts or waivers.

Choosing a share class

Each share class may be eligible for purchase through programs sponsored by financial intermediaries that require the purchase of a specific class of shares.

Class A, Class C, and Class R shares of the Fund have each adopted a separate 12b-1 plan that allows them to pay distribution fees for the sale and distribution of their shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A
•
Class A shares have an upfront sales charge of up to 5.75% that you pay when you buy the shares.

•
If you invest $50,000 or more, your front-end sales charge will be reduced.

•
You may qualify for other reduced sales charges and, under certain circumstances, the sales charge may be waived, as described in “How to reduce your sales charge” below.

•
Class A shares are also subject to an annual 12b-1 fee no greater than 0.25% of average daily net assets. See “Dealer compensation” below for further information.

•
Class A shares generally are not subject to a CDSC, except in the limited circumstances described in the table below.

•
Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares, except as described below.

•
Because of the higher 12b-1 fee, Class A shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Institutional Class shares.

Class A sales charges

The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front-end sales charge. The offering price is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge (expressed in decimals) applicable to the purchase, calculated to two decimal places using standard rounding criteria. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual sales charge that you pay as a percentage of the offering price and as a percentage of the net amount invested will vary depending on the then-current NAV, the percentage rate of the sales charge, and rounding. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. Sales charges do not apply to shares purchased through dividend reinvestment.

Amount of purchase	Sales charge as a % of offering price	Sales charge as a % of net amount invested
Less than $50,000	5.75%	6.54%
$50,000 but less than $100,000	4.75%	5.41%
$100,000 but less than $250,000	3.75%	4.31%
$250,000 but less than $500,000	2.50%	3.00%
$500,000 but less than $1 million	2.00%	2.44%
$1 million or more	none*	none*

13

About your account

* There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (Distributor) paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares, for shares purchased prior to July 1, 2020, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase and 0.50% if you redeem these shares within the second year; and for shares purchased on or after July 1, 2020, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See “Dealer compensation” below for a description of the dealer commission that is paid. Sales charges do not apply to shares purchased through dividend reinvestment.

Class C
•
Class C shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a CDSC of 1.00% if you redeem your shares within 12 months after you buy them.

•
In determining whether the CDSC applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less. For further information on how the CDSC is determined, please see “Calculation of contingent deferred sales charges — Class C” below.

•
Under certain circumstances, the CDSC may be waived; please see “Waivers of contingent deferred sales charges” below for further information.

•
For approximately eight years after you buy your Class C shares, they are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% is a service fee) paid to the Distributor, dealers, or others for providing services and maintaining shareholder accounts.

•
Class C shares are eligible to automatically convert to Class A shares with a 12b-1 fee of no more than 0.25% approximately eight years after you buy Class C shares. Conversion may occur as late as one month after the eighth anniversary of purchase, during which time Class C's higher 12b-1 fee applies. Please refer to the Fund's SAI for more details on this automatic conversion feature.

•
You may purchase only up to $1 million of Class C shares at any one time. Orders that equal or exceed $1 million will be rejected.

•
Because of their higher 12b-1 fee, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A, Class R, and Institutional Class shares.

•
Class C shares with no financial intermediary will be converted to Class A shares at NAV within a certain time frame after a financial intermediary resigns, as determined by the Manager. Additionally, investors may only open an account to purchase Class C shares if they have appointed a financial intermediary.

Calculation of contingent deferred sales charges — Class C
 CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the NAV at the time the shares being redeemed were purchased or the NAV of those shares at the time of redemption. No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of Class C shares of the Fund, even if those shares are later exchanged for shares of another Delaware Fund. In the event of an exchange of the shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares that were acquired in the exchange.

Class R
•
Class R shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund. Class R shares are not subject to a CDSC.

•
Class R shares are subject to an annual 12b-1 fee no greater than 0.50% of average daily net assets.

•
Class R shares generally are available only to: (i) qualified and nonqualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and noncustodial 403(b) plans, as well as certain other nonqualified deferred compensation plans); and (ii) individual retirement account (IRA) rollovers from legacy Delaware Investments plans that were previously maintained on the Delaware Investments retirement recordkeeping system or the retirement recordkeeping system of Ascensus that are offering Class R shares to participants.

•
Except as noted above, no other IRAs are eligible for Class R shares (for example, no traditional IRAs, Roth IRAs, SIMPLE IRAs, SEPs, or SARSEPs). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

•
Any account holding Class A shares of the Fund as of the date Class R shares were made available for the Fund continues to be eligible to purchase the Fund's Class A shares after that date. Any account holding the Fund's Class R shares is not eligible to purchase its Class A shares.

•
Unlike Class C shares, Class R shares do not automatically convert into another class.

•
Because of their higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Institutional Class shares.

14

Institutional Class
•
Institutional Class shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund.

•
Institutional Class shares are not subject to a CDSC.

•
Institutional Class shares do not assess a 12b-1 fee.

•
Institutional Class shares are available for purchase only by the following:

○
retirement plans or certain other programs that are maintained on platforms sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with the Distributor (or its affiliate) related to such plans or programs;

○
tax-exempt employee benefit plans of the Manager, its affiliates, and securities dealers that have a selling agreement with the Distributor;

○
a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing Institutional Class shares, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

○
registered investment advisors (RIAs) investing on behalf of clients that consist solely of institutions and high net worth individuals whose assets are entrusted to an RIA for investment purposes for accounts requiring Institutional Class shares (use of the Institutional Class shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients);

○
programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (1) such programs allow or require the purchase of Institutional Class shares; (2) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Institutional Class shares; and (3) a financial intermediary (i) charges clients an ongoing fee for advisory, investment consulting or similar services, or (ii) offers the Institutional Class shares through a no-commission network or platform;

○
through a brokerage program of a financial intermediary that has entered into a written agreement with the Distributor and/or the transfer agent specifically allowing purchases of Institutional Class shares in such programs; or

○
private investment vehicles, including, but not limited to, foundations and endowments.

A shareholder transacting in Institutional Class shares through a broker or other financial intermediary may be required to pay a commission and/or other forms of compensation to the financial intermediary.

Dealer compensation

The financial intermediary who sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the Distributor to the securities dealer with whom your financial advisor is associated. Institutional Class shares do not have a 12b-1 fee or sales charge so they are not included in the table below.

	Class A1	Class C2	Class R3
Commission (%)	—	1.00%	—
Investment less than $50,000	5.00%	—	—
$50,000 but less than $100,000	4.00%	—	—
$100,000 but less than $250,000	3.00%	—	—
$250,000 but less than $500,000	2.00%	—	—
$500,000 but less than $1 million	1.60%	—	—
$1 million but less than $5 million	1.00%	—	—
$5 million but less than $25 million	0.50%	—	—
$25 million or more	0.25%	—	—
12b-1 fee to dealer	0.25%	1.00%	0.50%

1 On sales of Class A shares, the Distributor reallows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.25% from the date of purchase. On sales of Class A shares where there is no front-end sales charge, the Distributor may pay your securities dealer an upfront commission of up to 1.00%. The upfront commission includes an advance of the first year's 12b-1 fee of up to 0.25%. During the first 12 months, the Distributor will retain the 12b-1 fee to partially offset the upfront commission advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 12b-1 fee applicable to Class A shares.

2 On sales of Class C shares, the Distributor may pay your securities dealer an upfront commission of 1.00%. The upfront commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the upfront commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C shares. Alternatively, certain intermediaries may not be eligible to receive the upfront commission of 1.00%, but may receive the 12b-1 fee for sales of Class C shares from the date of purchase. After approximately eight years, Class C shares are eligible to automatically convert to Class A shares and dealers may then be eligible to receive the 12b-1 fee applicable to Class A shares.

15

About your account

3 On sales of Class R shares, the Distributor does not pay your securities dealer an upfront commission. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.50% from the date of purchase.

Payments to intermediaries

The Distributor and its affiliates may pay additional compensation at their own expense and not as an expense of the Fund to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with “shelf space” or a higher profile with the Financial Intermediaries' consultants, salespersons, and customers (distribution assistance). For example, the Distributor or its affiliates may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares, maintaining share balances and/or for subaccounting, administrative, or shareholder processing services, marketing, educational support, data, and ticket charges. Such payments are in addition to any distribution fees, service fees, subaccounting fees, and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Delaware Funds), amount of assets invested by the Financial Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Delaware Funds), the Fund's advisory fees, some other agreed-upon amount, or other measures as determined from time to time by the Distributor. The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

Sub-transfer agent/recordkeeping payments may be made to third parties (including affiliates of the Manager) that provide sub-transfer agent, recordkeeping, and/or shareholder services with respect to certain shareholder accounts (including omnibus accounts), or to the shareholder account directly to offset the costs of these services, in lieu of the transfer agent providing such services.

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. A significant purpose of these payments is to increase sales of the Fund's shares. The Manager or its affiliates may benefit from the Distributor's or its affiliates' payment of compensation to Financial Intermediaries through increased fees resulting from additional assets acquired through the sale of Fund shares through Financial Intermediaries. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Fund's shares.

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the front-end sales charge on Class A shares, which may depend on the ability of your financial intermediary or the Fund's transfer agent to support the various ways. Please refer to the “Broker-defined sales charge waiver policies” in this Prospectus and to the SAI for detailed information and eligibility requirements. You can also get additional information from your financial intermediary. You or your financial intermediary must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial intermediary or the Fund in order to qualify for a reduction in sales charges. Such information may include your Delaware Funds holdings in any other accounts, including retirement accounts, held indirectly or through an intermediary, and the names of qualifying family members and their holdings. If you participate in a direct deposit purchase plan or an automatic investment program for an account held directly with the Fund's transfer agent and also hold shares of Delaware Funds other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with direct deposit purchase plans and automatic investment program purchases. We reserve the right to determine whether any purchase is entitled, by virtue of the foregoing, to the reduced sales charge. Class R and Institutional Class shares (if applicable) have no upfront sales charge or CDSC so they are not included in the table below.

Letter of intent and rights of accumulation

Through a letter of intent, you agree to invest a certain amount in Delaware Funds over a 13-month period to qualify for reduced front-end sales charges (as set forth in the SAI). Delaware Funds no longer accept retroactive letters of intent.

Effective July 1, 2021, upon your request, you can combine your holdings or purchases of Class A and all other classes of Delaware Funds, excluding Delaware Funds that were involved in a transaction that closed on April 30, 2021 (Transaction Funds) and any money market funds (unless you acquired those shares through an exchange from a Fund that did carry a front-end sales charge, CDSC, or Limited CDSC), as well as the holdings and purchases of your spouse — or

16

equivalent, if recognized under local law — and children under the age of 21 to qualify for reduced front-end sales charges. When submitting the letter of intent or requesting rights of accumulation, you must identify which holdings or purchases you are requesting to be combined to your dealer, the Distributor or BNY Mellon at the time of purchase. You can add the value of any share class that you already own to new share purchases in order to qualify for a reduced sales charge. Please note that depending on the financial intermediary holding your account, this policy may differ from those described in this Prospectus. Please note you cannot combine your holdings or purchases of non-Transaction Funds with Transaction Funds at this time. This feature may be available at a later time.

Class A	Class C
Available.

Although the letter of intent does not apply to the purchase of Class C shares, you can combine your purchase of Class C shares with your purchase of Class A shares to fulfill your letter of intent. Although the rights of accumulation do not apply to the purchase of Class C shares, you can combine the value of your Class C shares with the value of your Class A shares to receive a reduced sales charge.

Reinvestment of redeemed shares

Up to 90 days after you redeem shares, you can reinvest the proceeds without paying a sales charge. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. Investors should consult their financial intermediary for further information. Shareholders of Transaction Funds may not be able to reinvest their proceeds without paying a sales charge for shares of non-Transaction Funds at the present time, and vice versa.

Class A	Class C
Available.	Not available.

SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans

These investment plans may qualify for reduced sales charges by combining the purchases of all members of the group. Members of these groups may also qualify to purchase shares without a front-end sales charge and may qualify for a waiver of any CDSCs on Class A shares.

Class A	Class C
Available.

Although the letter of intent does not apply to the purchase of Class C shares, you can combine your purchase of Class C shares with your purchase of Class A shares to fulfill your letter of intent. Although the rights of accumulation do not apply to the purchase of Class C shares, you can combine the value of your Class C shares with the value of your Class A shares to receive a reduced sales charge.

Buying Class A shares at net asset value

Class A shares of the Fund may be purchased at NAV under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege. The Fund reserves the right to modify or terminate these arrangements at any time.

•
Shares purchased under the Delaware Funds dividend reinvestment plan and, under certain circumstances, the exchange privilege and the 90-day reinvestment privilege.

•
Purchases by: (i) current and former officers, Trustees/Directors, and employees of any Delaware Fund, the Manager, any of the Manager's current affiliates and those that may in the future be created, or any predecessor fund to a Delaware Fund, including the funds formerly advised by Foresters Investment Management Company, Inc., Ivy Investment Management Company, Waddell & Reed, or any other fund families acquired or merged into the Delaware Funds; (ii) current employees of legal counsel to Delaware Funds; and (iii) registered representatives, employees, officers, and directors of broker/dealers who have entered into dealer's agreements with the Distributor. At the direction of such persons, their family members (regardless of age), and any employee benefit plan, trust, or other entity directly owned by, controlled by, or established by any of the foregoing may also purchase shares at NAV.

•
Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Delaware Funds.

•
Purchases by certain officers, trustees, and key employees of institutional clients of the Manager or any of its affiliates.

•
Purchases by programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (i) such programs allow or require the purchase of Class A shares; (ii) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Class A shares; and (iii) a financial intermediary (1) charges clients an ongoing fee for advisory, investment consulting, or similar

17

About your account

services, or (2) offers the Class A shares through a no-commission network or platform. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares through a financial intermediary that offers these programs.

•
Purchases for the benefit of the clients of brokers, dealers, and other financial intermediaries if such brokers, dealers, or other financial intermediaries have entered into an agreement with the Distributor providing for the purchase of Class A shares at NAV through self-directed brokerage service platforms or programs. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares at NAV through a self-directed investment brokerage service platform or program.

•
Purchases by financial institutions investing for the accounts of their trust customers if they are not eligible to purchase shares of the Institutional Class, if applicable.

•
Purchases by retirement plans or certain other programs that are maintained or sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with the Distributor (or its affiliates) related to such plans or programs.

•
Purchases by certain legacy bank-sponsored retirement plans and certain legacy retirement assets that meet requirements set forth in the SAI.

•
Investments made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts.

•
Purchases by certain participants in defined contribution plans and members of their households whose plan assets will be rolled over into IRA accounts (IRA Program) where the financial intermediary has entered into an agreement specifically relating to such IRA Program with the Distributor and/or the transfer agent.

•
Purchases by certain participants of particular group retirement plans as described in the SAI.

•
Additional purchases by existing shareholders whose accounts were eligible for purchasing shares at NAV under a predecessor fund's eligibility requirements set by the predecessor fund's company.

•
Investments made into an account with no financial intermediary or no longer associated with a financial intermediary may invest in Class A shares without a sales charge.

Waivers of contingent deferred sales charges

Certain sales charges may be based on historical cost. Therefore, you should maintain any records that substantiate these costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Please note that you or your financial intermediary will have to notify us at the time of redemption that the trade qualifies for such waiver. Class R and Institutional Class shares do not have CDSCs so they are not included in the list below. Please also see the “Shareholder fees” table in the Fund summary and “Choosing a share class” for more information about applicable CDSCs.

CDSCs for Class A and Class C shares may be waived under the following circumstances, except as noted otherwise:

•
Redemptions in accordance with a systematic withdrawal plan: Redemptions in accordance with a systematic withdrawal plan, provided the annual amount selected to be withdrawn under the plan does not exceed 12% of the value of the account on the date that the systematic withdrawal plan was established or modified.

•
Redemptions that result from the right to liquidate a shareholder's account: Redemptions that result from the right to liquidate a shareholder's account if the aggregate NAV of the shares held in the account is less than the then-effective minimum account size.

•
Section 401(a) qualified retirement plan distributions: Distributions to participants or beneficiaries from a retirement plan trading on a recordkeeping platform qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (Internal Revenue Code).

•
Section 401(a) qualified retirement plan redemptions: Redemptions pursuant to the direction of a participant or beneficiary of a retirement plan trading on a recordkeeping platform qualified under Section 401(a) of the Internal Revenue Code with respect to that retirement plan.

•
Periodic distributions or systematic withdrawals from a retirement account or qualified plan: Periodic distributions or systematic withdrawals from an individual retirement account (traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, and Coverdell ESA) or a qualified plan1 (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans) not subject to a penalty under Section 72(t)(2)(A) of the Internal Revenue Code or a hardship or unforeseen emergency provision in the qualified plan as described in Treas. Reg. §1.401(k)-1(d)(3) and Section 457(d)(1)(A)(iii) of the Internal Revenue Code.

•
Returns of excess contributions due to any regulatory limit: Returns of excess contributions due to any regulatory limit from an individual retirement account (traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, and Coverdell ESA) or a qualified plan1 (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans).

•
Distributions by other employee benefit plans: Distributions by other employee benefit plans to pay benefits.

18

•
Distributions from an account of a redemption resulting from death or disability: Distributions from an account of a redemption resulting from the death or disability (as defined in Section 72(t)(2)(A) of the Internal Revenue Code) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed. In the case of accounts established under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners.

•
Redemptions by certain legacy retirement assets: Redemptions by certain legacy retirement assets that meet the requirements set forth in the SAI.

•
Redemptions in connection with a fund liquidation: Redemptions subsequent to the fund liquidation notice to shareholders.

1 Qualified plans that are fully redeemed at the direction of the plan's fiduciary may be subject to any applicable CDSC or Limited CDSC, unless the redemption is due to the termination of the plan.

How to buy shares

Through your financial intermediary

Your financial intermediary (if applicable) can handle all the details of purchasing shares, including opening an account. Your financial intermediary may charge you a separate fee for this service.

Through the Delaware Funds by Macquarie® Service Center

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Funds by Macquarie at P.O. Box 9876, Providence, RI 02940-8076 for investments by regular mail or Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 for investments by overnight courier service. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check. Purchase orders will not be accepted at any other address.

Please note that purchase orders submitted by mail will not be considered received until such purchase orders arrive at Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 and are determined to be in good order. For a purchase request to be in “good order,” you must provide the name of the Delaware Fund in which you are investing, your account registration/number (if you are an existing shareholder), and the total number of shares or dollar amount of the shares to be purchased, along with meeting any requirements set forth in applicable forms, this Prospectus, or the SAI. The Fund does not consider the US Postal Service or other independent delivery services to be its agent. Therefore, deposits in the mail or with such services or receipt at the Fund's post office box, of purchase orders, do not constitute receipt by the Fund or its agent. Please note that the Fund reserves the right to reject any purchase.

By wire

Ask your bank to wire the amount you want to invest to The Bank of New York Mellon, ABA #011001234, bank account #000073-6910. Include your account number, the name of the fund, registered account name, and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call the Delaware Funds by Macquarie Service Center at 800 523-1918 so we can assign you an account number.

By exchange

You may exchange all or part of your investment in one or more Delaware Funds for shares of other Delaware Funds. Please keep in mind, however, that under most circumstances you may exchange between like classes of shares only. To open an account by exchange, call the Delaware Funds by Macquarie Service Center at 800 523-1918.

Limitations on exchanges

Shareholders of Delaware Funds that were involved in a transaction that closed on April 30, 2021 (Transaction Funds) may not be able to exchange their shares for shares of non-Transaction Funds at the present time, and vice versa.

Through automated shareholder services

You may purchase or exchange shares through our automated telephone service (for Class A, Class C, and Class R shares only), or through our website, delawarefunds.com (for Class A and Class C shares only). For more information about how to sign up for these services, call our Delaware Funds by Macquarie Service Center at 800 523-1918.

19

About your account

Calculating share price

The price you pay for shares will depend on when we receive your purchase order. If your order is received by an authorized agent or us before the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00pm ET), you will pay that day's closing Fund share price, which is based on the Fund's NAV. If the NYSE has an unscheduled early close, we will continue to accept your order until that day's scheduled close of the NYSE and you will pay that day's closing Fund share price. If your order is received after the scheduled close of regular trading on the NYSE, you will pay the next Business Day's closing Fund share price. We reserve the right to reject any purchase order.

We determine the NAV per share for each class of a Delaware Fund at the close of regular trading on the NYSE on each Business Day (normally 4:00pm ET). The Fund does not calculate its NAV on days the NYSE is closed for trading. If the NYSE has an unscheduled early close, the Fund's closing share price would still be determined as of that day's regularly scheduled close of the NYSE. The NAV per share for each class of a fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. The value of foreign securities may change on days when a shareholder will not be able to purchase or redeem fund shares because foreign markets are open at times and on days when US markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market values.

Fair valuation

When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in US futures markets), and/or US sector or broad stock market indices. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security could be materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on US exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, normally at 4:00pm ET or the close of the NYSE. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and is subject to the Board's oversight.

Retirement plans

In addition to being an appropriate investment for your IRA, Roth IRA, and Coverdell Education Savings Account, the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial intermediary, or call the Delaware Funds by Macquarie® Service Center at 800 523-1918.

Document delivery

To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of a fund's financial reports and prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call the Delaware Funds by Macquarie Service Center at 800 523-1918. At any time you may view current prospectuses and financial reports on our website.

Inactive accounts

Please note that your account may be required to transfer to the appropriate state if no activity occurs in the account within the time period specified by state law.

20

How to redeem shares

Under normal circumstances, the Fund typically meets redemption requests through its holdings of cash or cash equivalents, the sale of portfolio assets, and/or its ability to redeem in kind (when applicable). During stressed market conditions, the Fund may use lines of credit to meet redemption requests.

Availability of these services may be limited by your financial intermediary and by the way your account is registered with Delaware Funds.

When you send us a completed request in good order to redeem or exchange shares and the request is received by an authorized agent or us before the close of regular trading on the NYSE (normally 4:00pm ET), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next Business Day. If the NYSE has an unscheduled early close, we will continue to accept your order until that day's scheduled close of the NYSE and you will receive that day's closing Fund share price. We will deduct any applicable CDSCs. You may also have to pay taxes on the proceeds from your sale of shares. If you purchased your shares by check, those shares are subject to a 15-day hold to ensure your check has cleared. Redemption requests for shares still subject to the hold may be rejected with instructions to resubmit at the conclusion of the holding period.

If you are required to pay a CDSC when you redeem your shares, the amount subject to the fee will be based on the shares' NAV when you purchased them or their NAV when you redeem them, whichever is less. This arrangement ensures that you will not pay a CDSC on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a CDSC at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the CDSC formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

Redemption proceeds will be distributed promptly, but not later than seven days after receipt of a redemption request (except as noted above). For direct transactions, redemption proceeds are typically paid the next Business Day after receipt of the redemption request. Redemptions submitted by financial intermediaries typically settle between one and three Business Days after receipt, depending on the settlement cycle requested by the financial intermediary. Settlement could be extended as a result of various factors, including but not limited to redemption amount or other market conditions. Please see the SAI for additional information.

Through your financial intermediary

Your financial intermediary (if applicable) can handle all the details of redeeming your shares (selling them back to the Fund). Your financial intermediary may charge you a separate fee for this service.

Through the Delaware Funds by Macquarie® Service Center

By mail

You may redeem your shares by mail by writing to: Delaware Funds by Macquarie at P.O. Box 9876, Providence, RI 02940-8076 for redemption requests by regular mail or Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 for redemption requests by overnight courier service. Redemption requests will not be accepted at any other address. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a medallion signature guarantee for each owner. Medallion signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account. Please contact the Delaware Funds by Macquarie Service Center at 800 523-1918 for more information about the medallion signature guarantee requirements.

Please note that redemption orders submitted by mail will not be considered received until such redemption orders arrive at Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 and are determined to be in good order. For a redemption request to be in “good order,” you must provide the name of the Delaware Fund whose shares you are redeeming, your account number, account registration, and the total number of shares or dollar amount of the transaction. Redemption requests must be signed by the record owner(s) exactly as the shares are registered, along with meeting any requirements set forth in applicable forms, this Prospectus, or the SAI. The Fund does not consider the US Postal Service or other independent delivery services to be its agent. Therefore, redemption requests placed in the mail or with such services or receipt at the Fund's post office box, of redemption requests, do not constitute receipt by the Fund or the transfer agent.

By telephone

You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you in the following ways:

•
By check — Sent to your address of record, provided there has not been an address change in the last 30 days.

21

About your account

•
By wire — Sent directly to your bank by wire, if you redeem at least $1,000 of shares. If you request a wire transfer, a bank wire fee may be deducted from your proceeds.

•
By ACH — Sent via Automated Clearing House (ACH), subject to a $25 minimum.

Bank information must be on file before you request a wire or ACH redemption. Your bank may charge a fee for these services.

Through automated shareholder services

You may redeem shares through our automated telephone service or through our website, delawarefunds.com. For more information about how to sign up for these services, call our Delaware Funds by Macquarie Service Center at 800 523-1918.

Redemptions-in-kind

The Fund has reserved the right to pay for redemptions with portfolio securities under certain conditions. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions and taxable gains (if such investment was held in a taxable account). Investors bear market risks until securities are sold for cash. See the SAI for more information on redemptions-in-kind.

Low balance accounts

For Class A and Class C shares, if you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Roth IRAs, Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts, or accounts with automatic investment plans, and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum.

For Class R and Institutional Class shares, if you redeem shares and your account balance falls below $500, your shares may be redeemed after 60 days' written notice to you.

If your account is not at the minimum for low balance purposes by the required time, you may be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance, or it may be redeemed after 60 days' written notice to you. Any CDSC that would otherwise be applicable will not apply to such a redemption.

Certain accounts held in omnibus, advisory, or asset-allocation programs or programs offered by certain intermediaries may be opened below the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

If the applicable account falls below the minimum due to market fluctuation, the Fund still reserves the right to liquidate the account.

Investor services

To help make investing with us as easy as possible, and to help you build your investments, we offer the investor services described below. Information about the investor services we offer is available free of charge on the Delaware Funds website at delawarefunds.com, including hyperlinks to relevant information in fund offering documents. Availability of these services may be limited by the way your account is registered with Delaware Funds.

Online account access

Online account access is a password-protected area of the Delaware Funds website that gives you access to your account information and allows you to perform transactions in a secure Internet environment.

Electronic delivery

With Delaware Funds eDelivery, you can receive your fund documents electronically instead of via US mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure Internet environment at any time.

Automatic investment plan

The automatic investment plan allows you to make regular monthly or quarterly investments directly from your bank account.

22

Direct deposit

With direct deposit, you can make additional investments through payroll deductions, recurring government or private payments such as Social Security, or direct transfers from your bank account.

Systematic exchange option

With the systematic exchange option, you can arrange automatic monthly exchanges between your shares in one or more Delaware Funds. These exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend reinvestment plan

Through the dividend reinvestment plan, you can have your distributions reinvested in your account or the same share class in another Delaware Fund. The shares that you purchase through the dividend reinvestment plan are not subject to a front-end sales charge or to a CDSC. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchange of shares

You may generally exchange all or part of your shares for shares of the same class of another Delaware Fund without paying a front-end sales charge or a CDSC at the time of the exchange. However, if you exchange shares from a fund that does not have a sales charge, you will pay any applicable sales charge on your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request if, in the Manager's judgment, a fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. See “Limitations on Exchanges” section for more information. Please note that depending on the financial intermediary holding your account, this policy may be unavailable or differ from those described in this Prospectus.

On demand service

The on demand service allows you or your financial advisor to transfer money between your Fund account and your predesignated bank account by telephone request. There is a minimum transfer of $25 and a maximum transfer of $100,000. Macquarie Asset Management does not charge a fee for this service; however, your bank may assess one.

Direct deposit service

Through the direct deposit service, you can have $25 or more in dividends and distributions deposited directly into your bank account. Macquarie Asset Management does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic withdrawal plan

You can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through the direct deposit service.

The applicable Limited CDSC for Class A shares and the CDSC for Class C shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan is established, all redemptions under the plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the plan.

Frequent trading of Fund shares (market timing and disruptive trading)

The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Fund and its shareholders, such as market timing and disruptive trading. The Fund will consider anyone who follows a pattern of market timing in any Delaware Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term “round trips” — that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term round trip is considered any redemption of fund shares within 20 Business Days of a purchase of that fund's shares.

23

About your account

If you make a second such short-term round trip in a fund within 90 rolling calendar days of a previous short-term round trip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Fund considers short-term round trips to include rapid purchases and sales of Fund shares through the exchange privilege. The Fund reserves the right to consider other trading patterns to be market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, the Fund will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be rejected by the Fund on the next Business Day following receipt by the Fund.

Redemptions will continue to be permitted in accordance with the Fund's then-current prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a CDSC, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy at any time without notice, including modifications to the Fund's monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves certain judgments that are inherently subjective and may be selectively applied, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. While the Fund will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Fund's market timing policy does not require the Fund to take action in response to frequent trading activity. If the Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, shareholders who engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may also force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Fund's performance, if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

Any fund may be subject to disruptive trading activity. However, a fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV (normally 4:00pm Eastern time or the close of the NYSE). Developments that occur between the closing of the foreign market and a fund's NAV calculation may affect the value of these foreign securities. The time-zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures

The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in Fund shares for violations of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to help improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans; plan exchange limits; US Department of Labor regulations; certain automated or pre-established exchange, asset-allocation, or dollar-cost-averaging programs; or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will attempt to have financial intermediaries apply the Fund's monitoring

24

procedures to these omnibus accounts and to the individual participants in such accounts. However, the Fund's ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the ability and/or willingness of such intermediaries to monitor for these activities. To the extent that a financial intermediary is not able or willing to monitor or enforce the Fund's frequent trading policy with respect to an omnibus account, the Fund's transfer agent may work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts, and bank trust companies) to apply their own procedures, provided that the Fund's transfer agent believes the intermediary's procedures are reasonably designed to enforce the Fund's frequent trading policies. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If the Fund's transfer agent identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner's transactions or restrict the account owner's trading. There is no assurance that the information received by the Fund from a financial intermediary will be sufficient to effectively detect or deter excessive trading in omnibus accounts. If the Fund's transfer agent is not satisfied that the intermediary has taken appropriate action, the transfer agent may terminate the intermediary's ability to transact in Fund shares, or restrict individual trading activity as applicable.

Limitations on ability to detect and curtail market timing

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and distributions

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends at least annually. The Fund will distribute net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual statements

Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state, and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to reduce the number of corrected forms mailed to you. However, if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid “buying a dividend”

At the time you purchase your Fund shares, the Fund's NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Tax considerations

Fund distributions. The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. Additionally, other rules

25

About your account

applicable to derivative contracts may accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund's securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders.

Sale or redemption of Fund shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Delaware Fund is the same as a sale. The Fund is required to report to you and the Internal Revenue Service (IRS) annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem that were purchased or acquired on or after January 1, 2012 (“covered shares”). Cost basis will be calculated using the Fund's default method, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial intermediary or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected. Additional information and updates regarding cost basis reporting and available shareholder elections will be on the Delaware Funds website at delawarefunds.com as the information becomes available.

Medicare tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person's “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

State and local taxes. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-US investors. Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, if any, interest-related dividends paid by the Fund from its qualified net interest income from US sources and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person.

Other reporting and withholding requirements. Under the Foreign Account Tax Compliance Act (FATCA), the Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. After December 31, 2018, FATCA withholding would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-US taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Certain management considerations

Investments by fund of funds and similar investment vehicles

The Fund may accept investments from funds of funds, as well as from similar investment vehicles, such as 529 Plans and asset allocation models. A “529 Plan” is a college savings program that operates under Section 529 of the Code. Asset allocation models include the Delaware Funds by Macquarie® Premier Advisor Platform, which offers asset allocation models using a mix of Delaware Funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

26

Financial highlights

Delaware Mid Cap Value Fund

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

	Year ended
Class A shares	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$5.48	$6.27	$5.94	$6.23	$5.09
Income (loss) from investment operations:
Net investment income[1]	0.11	0.05	0.02	0.03	0.02
Net realized and unrealized gain (loss)	2.69	(0.83)	0.52	(0.24)	1.20
Total from investment operations	2.80	(0.78)	0.54	(0.21)	1.22
Less dividends and distributions from:
Net investment income	(0.05)	(0.01)	(0.02)	(0.02)	(0.03)
Net realized gain	—	—	(0.19)	(0.06)	(0.05)
Total dividends and distributions	(0.05)	(0.01)	(0.21)	(0.08)	(0.08)
Net asset value, end of period	$8.23	$5.48	$6.27	$5.94	$6.23
Total return[2]	51.43%	(12.53% )	9.99%	(3.45% )	24.17%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14,036	$6,913	$9,758	$10,377	$7,887
Ratio of expenses to average net assets[3]	1.14%	1.14%	1.17%	1.25%	1.25%
Ratio of expenses to average net assets prior to fees waived[3]	1.41%	1.45%	2.06%	2.34%	2.86%
Ratio of net investment income to average net assets	1.39%	0.86%	0.39%	0.40%	0.42%
Ratio of net investment income (loss) to average net assets prior to fees waived	1.12%	0.55%	(0.50% )	(0.69% )	(1.19% )
Portfolio turnover	19%	43%	12%	20%	24%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

27

Financial highlights

Delaware Mid Cap Value Fund

	Year ended
Class C shares	10/31/21	10/31/20		10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$5.01	$5.78		$5.51	$5.81	$4.76
Income (loss) from investment operations:
Net investment income (loss)[1]	0.04	0.01		(0.02)	(0.02)	(0.02)
Net realized and unrealized gain (loss)	2.47	(0.78)		0.48	(0.22)	1.12
Total from investment operations	2.51	(0.77)		0.46	(0.24)	1.10
Less dividends and distributions from:
Net investment income	(0.01)	—		—	—	—
Net realized gain	—	—		(0.19)	(0.06)	(0.05)
Total dividends and distributions	(0.01)	—		(0.19)	(0.06)	(0.05)
Net asset value, end of period	$7.51	$5.01		$5.78	$5.51	$5.81
Total return[2]	50.25%	(13.32%	)	9.25%	(4.26% )	23.30%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,186	$1,454		$1,994	$1,837	$1,619
Ratio of expenses to average net assets[3]	1.89%	1.89%		1.92%	2.00%	2.00%
Ratio of expenses to average net assets prior to fees waived[3]	2.16%	2.20%		2.81%	3.09%	3.61%
Ratio of net investment income (loss) to average net assets	0.64%	0.11%		(0.36% )	(0.35% )	(0.33% )
Ratio of net investment income (loss) to average net assets prior to fees waived	0.37%	(0.20%	)	(1.25% )	(1.44% )	(1.94% )
Portfolio turnover	19%	43%		12%	20%	24%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

28

Delaware Mid Cap Value Fund

	Year ended
Class R shares	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$5.44	$6.25	$5.93	$6.22	$5.08
Income (loss) from investment operations:
Net investment income[1]	0.08	0.03	0.01	0.01	0.01
Net realized and unrealized gain (loss)	2.70	(0.84)	0.51	(0.23)	1.20
Total from investment operations	2.78	(0.81)	0.52	(0.22)	1.21
Less dividends and distributions from:
Net investment income	(0.05)	—	(0.01)	(0.01)	(0.02)
Net realized gain	—	—	(0.19)	(0.06)	(0.05)
Total dividends and distributions	(0.05)	—	(0.20)	(0.07)	(0.07)
Net asset value, end of period	$8.17	$5.44	$6.25	$5.93	$6.22
Total return[2]	51.25%	(12.96% )	9.69%	(3.66% )	23.96%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$202	$283	$225	$49	$31
Ratio of expenses to average net assets[3]	1.39%	1.39%	1.42%	1.50%	1.50%
Ratio of expenses to average net assets prior to fees waived[3]	1.66%	1.70%	2.31%	2.59%	3.11%
Ratio of net investment income to average net assets	1.14%	0.61%	0.14%	0.15%	0.17%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.87%	0.30%	(0.75% )	(0.94% )	(1.44% )
Portfolio turnover	19%	43%	12%	20%	24%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

29

Financial highlights

Delaware Mid Cap Value Fund

	Year ended
Institutional Class shares	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$5.48	$6.28	$5.95	$6.24	$5.10
Income (loss) from investment operations:
Net investment income[1]	0.12	0.06	0.04	0.04	0.04
Net realized and unrealized gain (loss)	2.70	(0.84)	0.51	(0.23)	1.19
Total from investment operations	2.82	(0.78)	0.55	(0.19)	1.23
Less dividends and distributions from:
Net investment income	(0.07)	(0.02)	(0.03)	(0.04)	(0.04)
Net realized gain	—	—	(0.19)	(0.06)	(0.05)
Total dividends and distributions	(0.07)	(0.02)	(0.22)	(0.10)	(0.09)
Net asset value, end of period	$8.23	$5.48	$6.28	$5.95	$6.24
Total return[2]	51.85%	(12.46% )	10.29%	(3.21% )	24.42%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$45,434	$64,314	$16,190	$9,804	$3,159
Ratio of expenses to average net assets[3]	0.89%	0.89%	0.92%	1.00%	1.00%
Ratio of expenses to average net assets prior to fees waived[3]	1.16%	1.20%	1.81%	2.09%	2.61%
Ratio of net investment income to average net assets	1.64%	1.11%	0.64%	0.65%	0.67%
Ratio of net investment income (loss) to average net assets prior to fees waived	1.37%	0.80%	(0.25% )	(0.44% )	(0.94% )
Portfolio turnover	19%	43%	12%	20%	24%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

30

How to read the financial highlights

Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is calculated after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under “Less dividends and distributions from: Net realized gain.”

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end sales charges and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income (loss) by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

31

Broker-defined sales charge waiver policies

From time to time, shareholders purchasing fund shares through a brokerage platform or account may be eligible for CDSC sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI. In all instances, it is the purchaser's responsibility to notify the Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase the Fund's shares directly from the Fund or through another intermediary to receive such waivers or discounts. Please see the section entitled About Your Account — Choosing a Share Class for more information on sales charges and waivers available for different classes.

CDSC waivers on Class C shares

—
Death or disability of the shareholder.

—
Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

—
Return of excess contributions from an IRA Account.

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½.

—
Shares sold to pay certain brokerage fees initiated by the broker.

—
Shares acquired through a right of reinstatement.

—
Shares held in retirement accounts, that are exchanged for a lower cost share class due to transfer to certain other types of accounts or platforms where the financial intermediary has entered into an agreement with the Distributor (or its affiliates).

Merrill Lynch:

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-end sales charge waivers for Class A shares available at Merrill Lynch

—
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

—
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents).

—
Shares purchased through a Merrill Lynch affiliated investment advisory program.

—
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers.

—
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform.

—
Shares of Delaware Funds purchased through the Merrill Edge Self-Directed platform (if applicable).

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within Delaware Funds).

—
Shares exchanged from Class C (that is, level-load) shares of the same Fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers.

—
Employees and registered representatives of Merrill Lynch or its affiliates and their family members.

—
Trustees of the Trust and employees of the Manager or any of its affiliates, as described in this Prospectus.

—
Eligible shares purchased from the proceeds of redemptions within Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (that is, systematic purchases and withdrawals) and purchase made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement.

CDSC waivers on Class A and C shares available at Merrill Lynch

—
Death or disability of the shareholder.

—
Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

—
Return of excess contributions from an IRA Account.

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

—
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.

—
Shares acquired through a right of reinstatement.

—
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms.

—
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers.

32

Front-end sales charge discounts available at Merrill Lynch: Breakpoints, rights of accumulation, and letters of intent

—
Breakpoints as described in this Prospectus.

—
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in this Prospectus will be automatically calculated based on the aggregated holding of Delaware Fund assets held by accounts (including 529 program holdings, where applicable) within the purchaser's household at Merrill Lynch. Eligible Delaware Fund assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

—
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within Delaware Funds, through Merrill Lynch, over a 13-month period of time (if applicable).

Morgan Stanley Wealth Management:

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or the SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

—
Employer-sponsored retirement plans (e.g. 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

—
Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules.

—
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.

—
Shares purchased through a Morgan Stanley self-directed brokerage account.

—
Class C (that is, level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth Management's share class conversion program.

—
Shares purchased from the proceeds of redemptions within Delaware Funds, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Ameriprise Financial:

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Prospectus or the SAI:

—
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within Delaware Funds).

—
Shares exchanged from Class C shares of the same Fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following such shorter period, that waiver will apply.

—
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

—
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

—
Shares purchased from the proceeds of redemptions within Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (that is, Rights of Reinstatement).

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James Affiliates (“Raymond James”):

Shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-end sales load waivers on Class A shares available at Raymond James

—
Shares purchased in an investment advisory program.

33

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the Delaware Funds).

—
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

—
Shares purchased from the proceeds of redemptions within Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

—
A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC waivers on Class A and C shares available at Raymond James

—
Death or disability of the shareholder.

—
Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

—
Return of excess contributions from an IRA Account.

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in this Prospectus.

—
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

—
Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: Breakpoints, and/or rights of accumulation

—
Breakpoints as described in this Prospectus.

—
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser's household at Raymond James. Eligible Delaware Funds assets not held at Raymond James may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Edward D. Jones & Co., L.P. (“Edward Jones”):

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

The following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Shareholders purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in this Prospectus or the SAI or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Delaware Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

—
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in this Prospectus.

Rights of Accumulation (“ROA”)

—
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Delaware Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible Delaware Funds assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

—
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

—
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

—
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible Delaware Funds assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

34

—
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers:

Sales charges are waived for the following shareholders and in the following situations:

—
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.

—
Shares purchased in an Edward Jones fee-based program.

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

—
Shares purchased from the proceeds of redeemed shares of the same Delaware Funds so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

—
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this Prospectus.

—
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (“CDSC”) Waivers:

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

—
The death or disability of the shareholder.

—
Systematic withdrawals with up to 10% per year of the account value.

—
Return of excess contributions from an Individual Retirement Account (IRA).

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

—
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

—
Shares exchanged in an Edward Jones fee-based program.

—
Shares acquired through NAV reinstatement.

—
Shares redeemed at the discretion of Edward Jones for Minimums Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

—
Initial purchase minimum: $250

—
Subsequent purchase minimum: none

Minimum Balances

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

—
A fee-based account held on an Edward Jones platform.

—
A 529 account held on an Edward Jones platform.

—
An account with an active systematic investment plan or LOI.

Exchanging Share Classes

—
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.

Janney Montgomery Scott, LLC (“Janney”):

If you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

35

Front-end sales charge* waivers on Class A shares available at Janney

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Delaware Funds).

—
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

—
Shares purchased from the proceeds of redemptions within the Delaware Funds, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

—
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

—
Shares acquired through a right of reinstatement.

—
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney's policies and procedures.

CDSC waivers on Class A and C shares available at Janney

—
Shares sold upon the death or disability of the shareholder.

—
Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

—
Shares purchased in connection with a return of excess contributions from an IRA account.

—
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in this Prospectus.

—
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

—
Shares acquired through a right of reinstatement.

—
Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

—
Breakpoints as described in this Prospectus.

—
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser's household at Janney. Eligible Delaware Funds assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

—
Letters of intent which allow for breakpoint discounts based on anticipated purchases within Delaware Funds, over a 13-month time period. Eligible Delaware Funds assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor of such assets.

*Also referred to as an “initial sales charge.”

Oppenheimer & Co. Inc. (“OPCO”)

Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

—
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

—
Shares purchased by or through a 529 Plan.

—
Shares purchased through a OPCO affiliated investment advisory program.

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Delaware Funds).

—
Shares purchased from the proceeds of redemptions within the same Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

—
A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO.

—
Employees and registered representatives of OPCO or its affiliates and their family members.

—
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this Prospectus.

36

CDSC Waivers on A, B and C Shares available at OPCO

—
Death or disability of the shareholder.

—
Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

—
Return of excess contributions from an IRA Account.

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code as described in this Prospectus.

—
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO.

—
Shares acquired through a right of reinstatement.

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

—
Breakpoints as described in this Prospectus.

—
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser's household at OPCO. Eligible Delaware Funds assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Robert W. Baird & Co. Incorporated (“Baird”):

Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-End Sales Charge Waivers on Class A Shares Available at Baird

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

—
Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

—
Shares purchase from the proceeds of redemptions from another Delaware Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

—
A shareholder in the Funds Class C shares will have their share converted at net asset value to Class A shares of the same Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird.

—
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on Class A and C Shares Available at Baird

—
Shares sold due to death or disability of the shareholder.

—
Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

—
Shares bought due to returns of excess contributions from an IRA Account.

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in this Prospectus.

—
Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

—
Shares acquired through a right of reinstatement.

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

—
Breakpoints as described in this Prospectus.

—
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser's household at Baird. Eligible Delaware Funds assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

—
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Delaware Funds through Baird, over a 13-month period of time.

37

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

Additional information

Contact information

•
Website: delawarefunds.com

•
Delaware Funds by Macquarie® Service Center: 800 523-1918 (representatives are normally available weekdays from 8:30 am to 6:00 pm ET)

○
For fund information, literature, price, yield, and performance figures.

○
For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions, and telephone exchanges.

•
Automated telephone service: 800 523-1918 (seven days a week, 24 hours a day)

○
For convenient access to account information or current performance information on all Delaware Funds, use this touch-tone service.

•
Written correspondence: Delaware Funds by Macquarie, P.O. Box 9876, Providence, RI 02940-8076 (by regular mail) or Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722 (by overnight courier service).

41

Additional information about the Fund's investments is available in its annual and semiannual shareholder reports. In the Fund's annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can find more information about the Fund in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI, or the annual or semiannual report, or if you have any questions about investing in the Fund, write to us at P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service, or call toll-free 800 523-1918. The SAI and shareholder reports are available, free of charge, through the Fund's website at delawarefunds.com/literature. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC website at sec.gov. You may obtain copies of this information, after paying a duplication fee, by emailing the SEC at publicinfo@sec.gov.

Investment Company Act number: 811-00249

PR-577 2/22

Statement of Additional Information

Delaware Group® Equity Funds I

Nasdaq ticker symbols
Delaware Mid Cap Value Fund
Class A	DLMAX
Class C	DLMCX
Class R	DLMRX
Institutional Class	DLMIX

February 25, 2022

P.O. Box 9876, Providence, RI 02940-8076 (regular mail)

4400 Computer Drive, Westborough, MA 01581-1722 (overnight courier service)

For a Prospectus, Performance, and Information on Existing Accounts: 800 523-1918
For Dealer Services (Broker/Dealers only): 800 362-7500

This Statement of Additional Information (“SAI”) supplements the information contained in the current prospectus (the “Prospectus”), dated February 25, 2022, as it may be amended from time to time, for Delaware Mid Cap Value Fund (the “Fund”).

This SAI should be read in conjunction with the Prospectus. This SAI is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectus.

The Prospectus may be obtained through our website at delawarefunds.com/literature; by writing or calling your financial advisor; or by contacting the Fund's distributor, Delaware Distributors, L.P. (the “Distributor”), at the above addresses, or by calling the above phone numbers. Please do not send any correspondence to 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. The Fund's financial statements, the notes relating thereto, the financial highlights, and the report of the independent registered public accounting firm are incorporated by reference from the Fund's annual report (“Annual Report”) into this SAI. The Annual Report will accompany any request for this SAI. The Annual Report can be obtained, without charge, by calling 800 523-1918.

AI-577 2/22

AI-577 2/22

Organization and Classification

This SAI describes Delaware Mid Cap Value Fund (“Mid Cap Value Fund” or the “Fund”), which is series of Delaware Group® Equity Funds I (the “Trust”). The Fund offers Class A, Class C, and Class R shares (collectively, the “Retail Classes”) and Institutional Class shares (together with the Retail Classes, the “Classes”). All references to “shares” in this SAI refer to all Classes of shares (each share class, the “Class”) of the Fund, except where noted. The Fund's investment manager is Delaware Management Company (the “Manager”), a series of Macquarie Investment Management Business Trust (a Delaware statutory trust).

Organization

The Trust was originally organized as a Delaware corporation in 1937 and subsequently reorganized as a Maryland corporation on March 4, 1983 and as a Delaware statutory trust on December 28, 1999.

Classification

The Trust is an open-end management investment company.

The Fund's portfolio of assets is diversified as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act requires a “diversified” fund, with respect to 75% of the value of its total assets, to invest (1) no more than 5% of the value of the fund's total assets in the securities of any one issuer and (2) in no more than 10% of the outstanding voting securities of such issuer. This limitation generally requires a diversified fund to invest in securities issued by a minimum of 16 issuers.

Investment Objectives, Restrictions, and Policies

Investment Objectives

The Fund's investment objective is described in its Prospectus.

Fundamental Investment Restrictions

The Fund has adopted the following restrictions that cannot be changed without approval by the holders of a “majority” of the Fund's outstanding shares, which is a vote by the holders of the lesser of: (i) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

The Fund shall not:

1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or in tax-exempt obligations.

2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition, or resale of its portfolio securities, under circumstances where it may be considered an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

6. Make personal loans or loans of its assets to persons who control or are under common control with a Fund, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, or investing in loans, including assignments and participation interests.

Nonfundamental Investment Restrictions

In addition to the fundamental investment policies and investment restrictions described above, and the various general investment policies described in the Prospectus, the Fund will be subject to the following investment restriction, which is considered nonfundamental and may be changed by the Board without shareholder approval: The Fund may not invest more than 10% of its net assets in securities that it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value that the Fund has valued the investment.

AI-577 2/22

Investment Objectives, Restrictions, and Policies

In applying the Fund's policy on concentration (i.e., investing more than 25% of its net assets in the securities of issuers primarily engaged in the same industry) described above: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; and (iii) asset-backed securities will be classified according to the underlying assets securing such securities.

Except for the Fund's policy with respect to borrowing, any investment restriction that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

Portfolio Turnover

Portfolio trading will be undertaken principally to accomplish the Fund's investment objective. The Fund is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the Fund's investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such turnover always will be incidental to transactions undertaken with a view to achieving the Fund's investment objective.

The portfolio turnover rate tells you the amount of trading activity in the Fund's portfolio. A turnover rate of 100% would occur, for example, if all of the Fund's investments held at the beginning of a year were replaced by the end of the year, or if a single investment was frequently traded. The turnover rate also may be affected by cash requirements from redemptions and repurchases of the Fund's shares. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains. In investing to achieve its investment objective, the Fund may hold securities for any period of time.

For the past two fiscal years ended October 31, 2020 and 2021, the Fund's portfolio turnover rates were approximately 43% and 19%, respectively.

Investment Strategies and Risks

The Fund's strategies and risks are described in the Prospectus. Certain additional information is provided below. The following discussion supplements the description of the Fund's investment strategies and risks that are included in the Prospectus. The Fund's investment strategies are nonfundamental and may be changed without shareholder approval.

Depositary Receipts

The Fund will not invest, at the time of purchase, more than 25% of the value of its assets in foreign securities. The Fund may make foreign investments through the purchase and sale of sponsored or unsponsored American depositary receipts (“ADRs”).

Many securities of foreign issuers are represented by ADRs (collectively, “depositary receipts”). Generally, depositary receipts in registered form are designed for use in the US securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. Prices of ADRs are quoted in US dollars, and ADRs are traded in the US on exchanges or over-the-counter. While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the Fund will avoid currency and certain foreign market trading risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the US for ADRs quoted on a national securities exchange. The information available for ADRs is subject to the accounting, auditing, and financial reporting standards of the US market or exchange on which they are traded, which standards are generally more uniform and more exacting than those to which many foreign issuers may be subject.

Depositary receipts may reduce some but not eliminate all the risks inherent in investing in the securities of foreign issuers. Depositary receipts are still subject to the political and economic risks of the underlying issuer's country and are still subject to foreign currency exchange risk. Depositary receipts will be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information about an issuer that has participated in the creation of a sponsored program. There may be an increased possibility of untimely responses to certain corporate actions of the issuer, such as stock splits and rights offerings, in an unsponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts. If the Fund's investment depends on obligations being met by the arranger as well as the issuer of an unsponsored program, the Fund will be exposed to additional credit risk.

AI-577 2/22

Derivatives Instruments

The Fund may invest in options, which are derivatives instruments. Investing in options is described in more detail in this section of the SAI.

Generally, derivatives are financial instruments whose values depend on or are derived from the value of one or more underlying assets, reference rates, indices, or other market factors (a “reference instrument”) and may relate to stocks, bonds, interest rates, currencies, commodities, or related indices. Derivatives instruments allow the Fund to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument. Because some derivatives instruments used by the Fund may oblige it to make payments or incur additional obligations in the future, the SEC requires mutual funds to “cover” or segregate liquid assets equal to the potential exposure created by such derivatives. For more information about segregating assets, see “Segregation of Assets” in this section.

The Fund may value derivatives instruments at market value, notional value, or full exposure value (i.e., the sum of the notional amount for the contract plus the market value). The manner in which certain securities or other instruments are valued by the Fund may differ from the manner in which those investments are valued by other types of investors.

Exclusion from commodity pool operator definition. The Manager has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) with respect to the Fund under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Manager, although registered as a commodity trading advisor (“CTA”) with the CFTC, provides commodity interest trading advice to the Fund as if the Manager was exempt from CTA registration in reliance on applicable rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options, and certain swaps, which in turn include nondeliverable currency forwards, as further described below. Because the Manager intends to comply with the terms of the CPO exclusion with respect to the Fund, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the Manager's reliance on the CPO exclusion, the Manager's provision of services as an exempt CTA or the Fund, its investment strategies, or this SAI.

Generally, the exclusion from CPO definition and regulation on which the Manager relies requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund's positions in commodity interests may not exceed 5% of the liquidation value of the Fund's portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund's commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund's portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options, or swaps markets. If, in the future, the Fund can no longer satisfy these requirements, the Manager would withdraw the notice claiming an exclusion from the definition of a CPO for the Fund, and the Manager would be subject to registration and regulation as a CPO with respect to the Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Manager's compliance with comparable SEC requirements. However, as a result of CFTC regulation, the Fund may incur additional compliance and other expenses.

Developing government regulation of derivatives. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC, and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits, and the suspension of trading.

The SEC recently adopted new Rule 18f-4 under the 1940 Act, which imposes limits on the amount of derivatives a fund can enter into and replaces the asset segregation framework previously used by certain funds to comply with Section 18 of the 1940 Act, among other requirements. To the extent the Fund uses derivatives, the Fund will comply with the new rule's requirements on or before the SEC's compliance date in August 2022.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivatives instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivatives transactions, may prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund's ability to achieve its investment goal(s). The Manager will continue to monitor developments in this area. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business.

Foreign Investments

The Fund may invest in securities of foreign corporations. The Fund will not invest, at the time of purchase, more than 25% of the value of its assets in foreign securities. Although the Fund may invest up to 25% of its net assets in foreign securities, the Manager typically invests only a small portion of the Fund's portfolio in such securities.

AI-577 2/22

Investment Strategies and Risks

Overview. Investors should consider carefully the substantial risks associated with investing in the securities of certain governments and companies located in, or having substantial operations in, foreign countries, which are in addition to the usual risks inherent in domestic investments. As with US securities, the value of foreign securities is affected by general economic conditions and individual issuer and industry earnings prospects. Investments in depositary receipts also involve some or all of the risks described below.

There is the possibility of cessation of trading on foreign exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments that could affect investments in securities of issuers in foreign nations. There is no assurance that the Manager will be able to anticipate these potential events. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the US dollar compared to such foreign currencies.

There may be less publicly available information about foreign issuers that is comparable to the reports and ratings published about issuers in the US. Foreign issuers generally are not subject to uniform accounting or financial reporting standards. Auditing practices and requirements may not be comparable to those applicable to US issuers. Certain countries' legal institutions, financial markets, and services are less developed than those in the US or other major economies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in US courts. The costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with US investments.

Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company. Some countries limit the investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms than securities of the issuer available for purchase by nationals. Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. In some countries the repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

From time to time, trading in a foreign market may be interrupted. Foreign markets also have substantially less volume than the US markets and securities of some foreign issuers are less liquid and more volatile than securities of comparable US issuers. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value (“NAV”).

In many foreign countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US, which may result in greater potential for fraud or market manipulation. Foreign over-the-counter markets tend to be less regulated than foreign stock exchange markets and, in certain countries, may be totally unregulated. Brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the US, are likely to be higher. Foreign security trading, settlement, and custodial practices (including those involving securities settlement where assets may be released prior to receipt of payment) are often less developed than those in US markets, may be cumbersome, and may result in increased risk or substantial delays. This could occur in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker/dealer, securities depository, or foreign subcustodian.

To the extent that the Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to economic risks related to such region or country than a fund whose investments are more geographically diversified. Adverse conditions or changes in policies in a certain region or country can affect securities of other countries whose economies appear to be unrelated but are otherwise connected. In the event of economic or political turmoil, a deterioration of diplomatic relations or a natural or man-made disaster in a region or country where a substantial portion of the Fund's assets are invested, the Fund may have difficulty meeting a large number of shareholder redemption requests.

The holding of foreign securities may be limited by the Fund to avoid investment in certain passive foreign investment companies (“PFICs”).

Foreign currency exchange rates. Changes in foreign currency exchange rates will affect the US dollar market value of securities denominated in such foreign currencies and any income received or expenses paid by the Fund in that foreign currency. This may affect the Fund's share price, income, and distributions to shareholders. Some countries may have fixed or managed currencies that are not free-floating against the US dollar. It will be more difficult for the Manager to value securities denominated in currencies that are fixed or managed. Certain currencies may not be internationally traded, which could cause illiquidity with respect to the Fund's investments in that currency and any securities denominated in that currency. Currency markets generally are not as regulated as securities markets. The Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchanges (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of securities in US dollars are used for the purchase of securities denominated in foreign currencies. Some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source.

Certain currencies have experienced a steady devaluation relative to the US dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Where the exchange rate for a currency declines materially after the Fund's income has been accrued and translated into US dollars, the Fund may need to redeem portfolio securities to make required distributions. Similarly, if

AI-577 2/22

an exchange rate declines between the time the Fund incurs expenses in US dollars and the time such expenses are paid, the Fund will have to convert a greater amount of the currency into US dollars in order to pay the expenses.

Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases the Fund's exposure to foreign securities losses.

The Fund does not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals, and grains). Accordingly, the Fund interprets the fundamental restriction related to commodities to permit them (subject to their investment goals and general investment policies) to invest directly in foreign currencies and other financial commodities and to purchase, sell, or enter into foreign currency futures contracts and options thereon, forward foreign currency contracts, foreign currency options, currency, commodity- and financial instrument-related swap agreements, hybrid instruments, interest rate, securities-related or foreign currency-related futures contracts or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Fund also interprets its fundamental restriction regarding purchasing and selling physical commodities to permit the Fund to invest in exchange-traded funds (“ETFs”) or other entities that invest in physical and/or financial commodities.

Illiquid and Restricted Investments

The Fund is permitted to invest up to 10% of its net assets in illiquid investments. For purposes of the Fund's 10% limitation, illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the 1940 Act and applicable rules and regulations thereunder. Illiquid investments, for purposes of this policy, include repurchase agreements maturing in more than seven calendar days.

The Fund may purchase privately placed debt and other securities whose resale is restricted under applicable securities laws. Such restricted securities generally offer a higher return than comparable registered securities but involve some additional risk since they can be resold only in privately negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which could result in the Fund obtaining a less favorable price on a resale.

The Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) under the 1933 Act. Rule 144A exempts many privately placed and legally restricted securities from the registration requirements of the 1933 Act and permits such securities to be freely traded among certain institutional buyers such as the Fund. Restricted securities generally offer a higher return potential than comparable registered securities but involve some additional risk since they can be resold only in privately negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which would result in the Fund obtaining a less favorable price on a resale.

The Manager is responsible for the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of the Fund's limitation on investments in illiquid investments. The Manager considers the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Fund's holdings of illiquid investments exceed its limit on investment in such investments, the Manager will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation.

Investment Companies

The Fund may invest in other investment companies to the extent permitted by the 1940 Act, SEC rules thereunder and exemptions thereto.

With respect to unaffiliated funds in which the Fund may invest, Section 12(d)(1)(A) of the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. The Fund will limit its investments in unaffiliated funds in accordance with the Section 12(d)(1)(A) limitations set forth above, except to the extent that any rules, regulations or no-action or exemptive relief under the 1940 Act permit the Fund's investments to exceed such limits in unaffiliated underlying funds. To the extent that the Fund invests in another investment company, because other investment companies pay advisory, administrative and service fees that are borne indirectly by investors, such as the Fund, there may be duplication of investment management and other fees.

On October 7, 2020, the SEC adopted Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”), which allows funds to invest in other investment companies in excess of some of the limitations discussed above, subject to certain limitations and conditions. An acquiring fund relying on Rule 12d1-4 must enter into a fund of funds investment agreement with the acquired fund. Rule 12d1-4 outlines the requirements for fund of fund agreements and specifies

AI-577 2/22

Investment Strategies and Risks

certain reporting responsibilities of the acquiring fund's adviser. Rule 12d1-4 was made effective January 19, 2021 and rescinds certain types of relief for funds of funds that invest in other investment companies in excess of the limitations under Section 12(d)(1) of the 1940 Act, as discussed above, one year after the effective date.

The Fund may invest in securities issued by closed-end funds, subject to any of its investment policies. If the Fund invests in shares issued by leveraged closed-end funds, it will face certain risks associated with leveraged investments. Investments in closed-end funds are subject to additional risks. For example, the price of the closed-end fund's shares quoted on an exchange may not reflect the NAV of the securities held by the closed-end fund, and the premium or discount the share prices represent versus NAV may change over time based on a variety of factors, including supply of and demand for the closed-end fund's shares, that are outside the closed-end fund's control or unrelated to the value of the underlying portfolio securities. If the Fund invests in the closed-end fund to gain exposure to the closed-end fund's investments, the lack of correlation between the performance of the closed-end fund's investments and the closed-end fund's share price may compromise or eliminate any such exposure.

To the extent that the Fund invests in an exchange-traded fund (“ETF”), the market value of the ETF shares may differ from its NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to the ETFs' operating expenses and transaction costs.

Options

The Fund may write call options and purchase put options on a covered basis only, and will not engage in option writing strategies for speculative purposes. The Fund may write and purchase options on individual securities or securities indexes. The Fund may invest up to 2% of its total assets in the purchase of put options. The Fund will, at all times during which it holds a put option, own the security covered by such option. The Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (“protective puts”).

Overview. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument; the remaining term of the option, supply, demand, or interest rates; and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.

Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the US are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of the Fund's orders to close out open options positions.

Purchasing call and put options. As the buyer of a call option, the Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). The Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, the Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, the Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). As with a call option, the Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. The Fund may buy a put option on an underlying reference instrument owned by the Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when the Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument's market price. The Fund may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when the Manager deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for

AI-577 2/22

distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.

If a put option were not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing call and put options. Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. The Fund will write call options on a covered basis only.

If the Fund writes a covered call option, any underlying reference instruments that are held by the Fund and subject to the call option will be earmarked on the books of the Fund as segregated to satisfy its obligations under the option. The Fund will be unable to sell the underlying reference instruments that are subject to the written call option until the Fund either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying reference instruments from segregation. As the writer of a covered call option, the Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring the Fund to sell the underlying instrument at the exercise price. In that case, the Fund will sell the underlying reference instrument to the option buyer for less than its market value, and the Fund will experience a loss (which will be offset by the premium received by the Fund as the writer of such option). If a call option expires unexercised, the Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and the Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.

As the writer of a put option, the Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. The Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by the Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.

Closing out options (exchange-traded options). As the writer of an option, if the Fund wants to terminate its obligation, the Fund may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the Fund's position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by the Fund. Closing transactions allow the Fund to terminate its positions in written and purchased options. The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by the Fund to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by the Fund will generally reflect increases in the market price of the underlying reference instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by the Fund.

Over-the-counter (“OTC”) options. Like exchange-traded options, OTC options give the holder the right to buy from the writer, in the case of OTC call options, or sell to the writer, in the case of OTC put options, an underlying reference instrument at a stated exercise price. OTC options, however, differ from exchange-traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of nonperformance by the dealer, including because of the dealer's bankruptcy or insolvency. While the Fund uses only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty's creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying reference instruments and in a wider range of expiration dates and exercise prices than exchange-traded options.

AI-577 2/22

Investment Strategies and Risks

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option. The Fund may suffer a loss if it is not able to exercise the option (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.

Risks of options. The Fund's options investments involve certain risks, including general risks related to derivatives instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. The Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when the Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-US exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of the Fund's portfolio that is being hedged. In addition, the Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the Manager is not successful in using options in managing the Fund's investments, the Fund's performance will be worse than if the Manager did not employ such strategies.

Real Estate Investment Trusts (“REITs”)

The Fund may invest in REITs.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or in mortgages and loans collateralized by real estate. “Equity” REITs are real estate companies that own and manage income-producing properties such as apartments, hotels, shopping centers, or office buildings. The income, primarily rent from these properties, is generally passed on to investors in the form of dividends. These companies provide experienced property management and generally concentrate on a specific geographic region or property type. “Mortgage” REITs make loans to commercial real estate developers and earn income from interest payments. A hybrid REIT combines the characteristics of Equity REITs and Mortgage REITs, generally by holding both ownership interest and mortgage interests in real estate. Although not required, the Manager anticipates that under normal circumstances the Fund will invest primarily in Equity REITs. Although the REIT structure originated in the US, a number of countries around the world have adopted, or are considering adopting, similar REIT and REIT-like structures.

For US federal tax law purposes, to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, or gains from the sale of real estate assets), and at least 95% from real estate sources, plus dividends, interest, and gains from the sale of securities. Real property, mortgage loans, cash, and certain securities must comprise 75% of a company's assets. In order to qualify as a REIT, a company must also make distributions to shareholders aggregating annually at least 90% of its REIT taxable income.

REIT risks. The Fund's investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by any changes in the value of the underlying properties owned by the REITs and other factors and their prices tend to go up and down, while mortgage REITs may be affected by the quality of any credit extended. REITs are not diversified and are subject to the risks of financing projects. A REIT's performance depends on the types and locations of the properties it owns and on management skills. A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. REITs whose underlying assets include US long-term healthcare properties, such as nursing, retirement and assisted living homes, may be impacted by US federal regulations concerning the healthcare industry. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows.

REITs (especially mortgage REITs) are also subject to interest rate risks — when interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Because REITs typically are invested in a limited number of projects or in a particular market segment, REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

AI-577 2/22

Repurchase Agreements

The Fund may enter into repurchase agreements with financial institutions. Not more than 10% of the Fund's assets may be invested in illiquid investments, including repurchase agreements of more than seven days' maturity.

Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the US government or its agencies or instrumentalities from a qualified bank or broker/dealer and then to sell the securities back to the bank or broker/dealer on an agreed upon date (generally less than seven days) at a higher price, which reflects currently prevailing short-term interest rates. Entering into repurchase agreements allows the Fund to earn a return on cash in the Fund's portfolio that would otherwise remain uninvested. The bank or broker/dealer must transfer to the Fund's custodian, as collateral, securities with an initial market value of at least 102% of the dollar amount paid by the Fund to the counterparty. The Manager will monitor the value of such collateral daily to determine that the value of the collateral equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker/dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities and additional expenses in seeking to enforce the Fund's rights and recover any losses. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker/dealers that the Manager has determined, based on the information available at the time, present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. Although the Fund seeks to limit the credit risk under a repurchase agreement by carefully selecting counterparties and accepting only high-quality collateral, some credit risk remains. The counterparty could default, which may make it necessary for the Fund to incur expenses to liquidate the collateral. In addition, the collateral may decline in value before it can be liquidated by the Fund. A repurchase agreement with more than seven days to maturity may be considered an illiquid investment and may be subject to the Fund's investment restriction on illiquid investments.

Delaware Funds by Macquarie® (each a “Delaware Fund” and collectively, “Delaware Funds”) have obtained an exemption (the “Order”) from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow Delaware Funds jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

Securities Lending

The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (“Lending Agreement”) with The Bank of New York Mellon (“BNY Mellon”). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (ii) 105% with respect to foreign securities. With respect to each loan if, on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of supranational organizations, commercial paper, notes, bonds and other debt obligations; certificates of deposit, time deposits and other bank obligations; and asset-backed securities.

The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among a Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

AI-577 2/22

Investment Strategies and Risks

Segregation of Assets

Consistent with SEC staff guidance, financial instruments that involve the Fund's obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments can include, among others, (i) securities purchased on a when-issued, delayed delivery, or to be announced basis, (ii) futures contracts, (iii) forward currency contracts, (iv) swaps, (v) written options, (vi) unfunded commitments, (vii) securities sold short, and (viii)  reverse repurchase agreements.

Consistent with SEC staff guidance, the Fund will consider its obligations involving such a financial instrument as “covered” when the Fund (1) maintains an offsetting financial position, or (2) segregates liquid assets (constituting cash, cash equivalents, or other liquid portfolio securities) equal to the Fund's exposures relating to the financial instrument, as determined on a daily basis. Dedicated Fund compliance policies and procedures, which the Board has approved, govern the kinds of transactions that can be deemed to be offsetting positions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above (“Asset Segregation Policies”).

With respect to futures contracts that are not legally required to “cash settle,” the Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount that, when added to the amounts deposited with a futures commission merchant as margin, equal the market value of the instruments underlying the futures contract (sometimes referred to as the notional value of the contract). With respect to futures that are required to “cash settle,” however, the Fund is permitted to set aside or “earmark” liquid assets in an amount that, when added to the amounts deposited with a futures commission merchant as margin, equal the Fund's daily marked to market (net) obligation under the contract ( i.e., the daily market value of the contract itself), if any; in other words, the Fund may set aside its daily net liability, if any, rather than the notional value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full notional value of the futures contract.

The Fund's Asset Segregation Policies may require the Fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Fund to be able to segregate the required amount of assets. If segregated assets decline in value, the Fund will need to segregate additional assets or reduce its position in the financial instruments. In addition, segregated assets may not be available to satisfy redemptions or for other purposes, until the Fund's obligations under the financial instruments have been satisfied. In addition, the Fund's ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Asset Segregation Policies require the Fund to segregate.

US Government Securities

US government securities include obligations of, or guaranteed by, the US federal government, its agencies, instrumentalities, or sponsored enterprises. Some US government securities are supported by the full faith and credit of the US government. These include US Treasury obligations and securities issued by Ginnie Mae. A second category of US government securities is those supported by the right of the agency, instrumentality or sponsored enterprise to borrow from the US government to meet its obligations. These include securities issued by Federal Home Loan Banks.

A third category of US government securities is those supported by only the credit of the issuing agency, instrumentality, or sponsored enterprise. These include securities issued by Fannie Mae and Freddie Mac. In the event of a default, an investor like the Fund would only have legal recourse to the issuer, not the US government. Although the US government has provided support for these securities in the past, there can be no assurance that it will do so in the future. The US government has also made available additional guarantees for limited periods to stabilize or restore a market in the wake of an economic, political, or natural crisis. Such guarantees, and the economic opportunities they present, are likely to be temporary and cannot be relied upon by the Fund. Any downgrade of the credit rating of the securities issued by the US government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

Cybersecurity Risk

With the increased use of technologies such as the internet and the dependence on computer systems to perform necessary business functions, the Fund and their service providers may have become more susceptible to operational and related risks through breaches in cybersecurity. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or Fund service providers (including, but not limited to, the Manager, distributor, fund accountants, custodian, transfer agent, and financial intermediaries) to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (denial of services), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs.

Any of these results could have a substantial adverse impact on the Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause the Fund or Fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that the Fund or Fund service provider violated privacy and other laws.

AI-577 2/22

Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Risk management systems and business continuity plans seek to reduce the risks associated with cybersecurity in the event there is a cybersecurity breach, but there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Fund do not control the cybersecurity systems and plans of the issuers of securities in which the Fund invest or the Fund's third party service providers or trading counterparties or any other service providers whose operations may affect the Fund or their shareholders.

As an open-end management investment company, the Trust has delegated its operational activities to third-party service providers, subject to the oversight of the Board. Because the Trust operates its business through third-party service providers, it does not itself have any operational or security systems or infrastructure that are potentially subject to cyber attacks. The third-party service providers that facilitate the Trust's business activities, including, but not limited to, fund management, custody of Trust assets, fund accounting and financial administration, and transfer agent services, could be sources of operational and informational security risk to the Trust and its shareholders, including from breakdowns or failures of the third-party service providers' own systems or capacity constraints. A failure or breach of the operational or security systems or infrastructure of the Trust's third-party service providers could disrupt the Trust's operations, result in the disclosure or misuse of confidential or proprietary information, and cause losses. Although the Trust and its third-party service providers have business continuity plans and other safeguards in place, the operations of the Trust's third-party service providers may be adversely affected by significant disruption of the service providers' operating systems or physical infrastructure that support the Trust and its shareholders.

The proliferation of new technologies, the use of the Internet and telecommunications technologies to conduct business, as well as the increased sophistication and activities of organized crime, hackers, terrorists, activists, and others, have significantly increased the information security risks to which the Trust's third-party service providers are subject. The third-party service providers rely on digital technologies, computer and email systems, software, and networks to conduct their business and the business of the Trust. The Trust's third-party service providers have robust information security procedures; however, their technologies may become the target of cyber attacks or information security breaches that could result in the unauthorized release, gathering, monitoring, misuse, loss, or destruction of the Trust's or its shareholders' confidential and other information, or otherwise disrupt the business operations of the Trust or its third-party service providers. Although to date the Trust has not experienced any material losses relating to cyber attacks or other information security breaches, there can be no assurance that the Trust or its third-party service providers will not suffer such losses in the future.

Disruptions or failures in the physical infrastructure or operating systems that support the Trust's third-party service providers, or cyber attacks or security breaches of the networks, systems, or devices that the Trust's third-party service providers use to service the Trust's operations, could result in financial losses, the inability of Trust shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The business continuity policies and procedures that the Trust and its third-party service providers have established seek to identify and mitigate the types of risk to which the Trust and its third-party service providers are subject. As with any risk-management system, there are inherent limitations to these business continuity policies and procedures as there may exist, or develop in the future, risks that have not been anticipated or identified.

IBOR Transition Risk

The London Interbank Offered Rate (“LIBOR”) is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association (“BBA”). LIBOR is the most common benchmark interest rate index used to make adjustments to variable-rate loans. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of borrowing arrangements and financial instruments (such as debt instruments and derivatives). Regulators in the United States and the United Kingdom alleged that certain banks engaged in manipulative acts in connection with their submissions to the BBA. LIBOR manipulation would raise the risk of a fund of being adversely impacted if a fund received a payment based upon LIBOR and such manipulation of LIBOR resulted in lower resets than would have occurred had there been no manipulation. In 2017, the head of the United Kingdom's Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021.

In addition to LIBOR, a fund may have investments linked to other interbank offered rates (IBORs). Other IBORs, such as the Euro Overnight Index Average (EONIA), are also the subject of regulatory reform or discontinuation. Various regulators and industry bodies are working globally on transitioning to alternative rates.

Planning for that transition by various financial industry groups has begun, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. While some instruments tied to LIBOR or a similar rate may include a replacement rate in the event these rates are discontinued, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The cessation of LIBOR or similar rates could affect the value and liquidity of investments tied to these rates, especially those that do not include fallback provisions. The effect of a transition away from the IBORs may also result in a reduction in the effectiveness of certain hedging transactions and increased volatility in markets that currently rely on an IBOR to determine interest rates. The use of alternative reference rate products may also impact

AI-577 2/22

Investment Strategies and Risks

investment strategy performance. Due to the uncertainty regarding the future utilization of LIBOR and similar rates and the nature of any replacement rate, the potential effect of a transition away from these rates on a fund or the financial instruments in which the fund invests cannot yet be determined.

Natural Disaster/Epidemic Risk

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of a fund.

Disclosure of Portfolio Holdings Information

The Fund has adopted a policy generally prohibiting the disclosure of portfolio holdings information to any person until after 30 calendar days have passed. The Trust posts a list of the Fund's portfolio holdings monthly, with a 30-day lag, on the Fund's website, delawarefunds.com. In addition, on a 10-day lag, we also make available on the website a month-end summary listing of the number of the Fund's securities, country and asset allocations, and top 10 securities and sectors by percentage of holdings for the Fund. This information is available publicly to any and all shareholders free of charge once posted on the website or by calling 800 523-1918.

Other entities, including institutional investors and intermediaries that distribute the Fund's shares, are generally treated similarly and are not provided with the Fund's portfolio holdings in advance of when they are generally available to the public.

The Fund may, from time to time, provide statistical data derived from publicly available information to third parties, such as shareholders, prospective shareholders, financial intermediaries, consultants, and ratings and ranking organizations.

Third-party service providers and affiliated persons of the Fund are provided with the Fund's portfolio holdings only to the extent necessary to perform services under agreements relating to the Fund. In accordance with the policy, third-party service providers who receive nonpublic portfolio holdings information on an ongoing basis are: the Manager's affiliates (Macquarie Investment Management Business Trust, Delaware Investments Fund Services Company, and the Distributor), the Fund's independent registered public accounting firm, the Fund's custodian, the Fund's legal counsel, the Fund's financial printer (DG3), and the Fund's proxy voting service. These entities are obligated to keep such information confidential.

Third-party rating and ranking organizations and consultants who have signed agreements (“Nondisclosure Agreements”) with the Fund or the Manager may receive portfolio holdings information more quickly than the 30-day lag. The Nondisclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Fund shares or in shares of the Fund's portfolio securities). In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Fund, nor the Manager, nor any affiliate, receives any compensation or consideration with respect to these agreements.

To protect the shareholders' interests and to avoid conflicts of interest, Nondisclosure Agreements must be approved by a member of the Manager's Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Fund's Chief Compliance Officer prior to such use.

The Board will be notified of any substantial changes to the foregoing procedures. The Board also receives an annual report from the Trust's Chief Compliance Officer that, among other things, addresses the operation of the Trust's procedures concerning the disclosure of portfolio holdings information.

AI-577 2/22

Management of the Trust

Trustees and officers

The business and affairs of the Trust are managed under the direction of its Board of Trustees. Certain officers and Trustees of the Trust hold identical positions in Delaware Funds. The Trust's Trustees and principal officers are noted below along with their birthdates and their business experience for the past five years. The Trustees serve for indefinite terms until their resignation, death, or removal.

As of January 31, 2022, the officers and Trustees of the Trust directly owned less than 1% of the outstanding shares of each Class of the Fund.

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee
Shawn K. Lytle[1] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	148

Global Head of Macquarie Asset Management[2] (January 2019-Present); Head of Americas of Macquarie Group (December 2017-Present); Deputy Global Head of Macquarie Investment Management (2017-2019); Head of Macquarie Investment Management Americas (2015-2017)

					Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010- April 2015)
Independent Trustees
Jerome D. Abernathy 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	148	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	None
Thomas L. Bennett 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	148	Private Investor (March 2004-Present)	None
Ann D. Borowiec 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	148	Chief Executive Officer, Private Wealth Management (2011-2013) and Market Manager, New Jersey Private Bank (2005-2011) — J.P. Morgan Chase & Co.	Director—Banco Santander International (October 2016-December 2019) Director—Santander Bank, N.A. (December 2016- December 2019)
Joseph W. Chow 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	148	Private Investor (April 2011-Present)	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004-July 2014)

AI-577 2/22

Management of the Trust

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
H. Jeffrey Dobbs[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1955	Trustee	Since December 2021	148	Global Sector Chairman, Industrial Manufacturing, KPMG LLP (2010-2015)

Director, Valparaiso University (2012-Present)

Director, TechAccel LLC (2015-Present) (Tech R&D)

Board Member, Kansas City Repertory Theatre (2015-Present)

Board Member, PatientsVoices, Inc. (healthcare) (2018-Present)

Kansas City Campus for Animal Care (2018-Present)

Director, National Association of Manufacturers (2010-2015)

Director, The Children's Center (2003-2015)

Director, Metropolitan Affairs Coalition (2003-2015)

Director, Michigan Roundtable for Diversity and Inclusion (2003-2015)

Trustee, Ivy NextShares (2019)

AI-577 2/22

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
John A. Fry 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	148	President — Drexel University (August 2010-Present) President — Franklin & Marshall College (July 2002-June 2010)

Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004-Present)

Director — Drexel Morgan & Co. (2015-December 2019)

Director, Audit and Compensation Committee Member — vTv Therapeutics Inc. (2017-Present)

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018-Present)

Director and Audit Committee Member — Federal Reserve Bank of Philadelphia (January 2020-Present)

AI-577 2/22

Management of the Trust

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Joseph Harroz, Jr. [3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1967	Trustee	Since December 2021	148

President (2020-Present), Interim President (2019-2020), Vice President (2010-2019) and Dean (2010-2019), College of Law, University of Oklahoma; Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998-2019); Managing Member, St. Clair, LLC (commercial enterprises) (2019-Present)

Director, OU Medicine, Inc. (2020-Present)

Director and Shareholder, Valliance Bank (2007-Present)

Director, Foundation Healthcare (formerly Graymark HealthCare) (2008-2017)

Trustee, the Mewbourne Family Support Organization (2006-Present) (non-profit)

Independent Director, LSQ Manager, Inc. (real estate) (2007-2016)

Director, Oklahoma Foundation for Excellence (non-profit) (2008-Present)

Independent Chairman and Trustee, Waddell & Reed Advisors Funds (WRA Funds) (Independent Chairman: 2015-2018; Trustee: 1998-2018)

Independent Chairman and Trustee, Ivy NextShares (2016-2019)

AI-577 2/22

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Sandra A.J. Lawrence[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 September 1957	Trustee	Since December 2021	148	Retired; formerly, Chief Administrative Officer, Children's Mercy Hospitals and Clinics (2016-2019); CFO, Children's Mercy Hospitals and Clinics (2005-2016)

Director, Hall Family Foundation (1993-Present)

Director, Westar Energy (utility) (2004-2018)

Trustee, Nelson-Atkins Museum of Art (non-profit) (2021-Present) (2007-2020)

Director, Turn the Page KC (non-profit) (2012-2016)

Director, Kansas Metropolitan Business and Healthcare Coalition (non-profit) (2017-2019)

Director, National Association of Corporate Directors (non-profit) National Board (2022-Present); Regional Board (2017-2021)

Director, American Shared Hospital Services (medical device) (2017-2021)

Director, Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018-Present)

Director, Stowers (research) (2018)

Co-Chair, Women Corporate, Directors (director education) (2018-2020)

Trustee, Ivy NextShares (2019)

Director, Brixmor Property Group Inc. (2021-Present)

AI-577 2/22

Management of the Trust

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
					Director, Sera Prognostics Inc. (biotechnology) (2021-Present) Director, Recology (resource recovery) 2021-Present)
Frances A. Sevilla-Sacasa 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	148

Private Investor (January 2017-Present)

Chief Executive Officer — Banco Itaú  International (April 2012-December 2016)

Executive Advisor to Dean (August 2011-March 2012) and Interim Dean (January 2011-July 2011) — University of Miami School of Business Administration

President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)

Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011-Present)

Director; Audit and Compensation Committee Member — Callon Petroleum Company (December 2019-Present)

Director; Audit Committee Member — New Senior Investment Group Inc. (January 2021-September 2021)

Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018- December 2019)

Thomas K. Whitford 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	148	Vice Chairman (2010-April 2013) — PNC Financial Services Group

Director — HSBC North America Holdings Inc. (December 2013-Present)

Director — HSBC USA Inc. (July 2014-Present)

Director — HSBC Bank USA, National Association (July 2014-March 2017)

Director — HSBC Finance Corporation (December 2013-April 2018)

AI-577 2/22

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Christianna Wood 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	148	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009-Present)

Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008-Present)

Director; Investments Committee, Capital and Finance Committee and Audit Committee Member — Grange Insurance (2013-Present)

Trustee; Chair of Nominating and Governance Committee and Member of Audit Committee — The Merger Fund (2013-October 2021), The Merger Fund VL (2013-October 2021), WCM Alternatives: Event-Driven Fund (2013-October 2021), and WCM Alternatives: Credit Event Fund (December 2017-October 2021)

Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010-2016)

Janet L. Yeomans 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	148	Vice President and Treasurer (January 2006-July 2012) Vice President — Mergers & Acquisitions (January 2003-January 2006), and Vice President and Treasurer (July 1995-January 2003) — 3M Company	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

Officers	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years
David F. Connor[4] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.

AI-577 2/22

Management of the Trust

Officers	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years
Daniel V. Geatens[4] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1972	Senior Vice President and Treasurer	Senior Vice President since December 2020; Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.
Richard Salus 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.

1	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Manager.
2

Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Fund's Manager, principal underwriter, and transfer agent.

3	Messrs. Dobbs and Harroz and Ms. Lawrence were elected as Trustees of the Trust effective December 17, 2021.
4

David F. Connor serves as Senior Vice President and Secretary, and Daniel V. Geatens serves as Senior Vice President, Treasurer and Chief Financial Officer, for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Fund. Mr. Geatens also serves as Senior Vice President, Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Fund.

The following table shows each Trustee's ownership of shares of the Fund and of shares of all Delaware Funds as of December 31, 2021.

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities* in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Shawn K. Lytle	None	Over $100,000
Independent Trustees
Jerome D. Abernathy	None	Over $100,000
Thomas L. Bennett	None	Over $100,000
Ann D. Borowiec	None	Over $100,000
Joseph W. Chow	None	Over $100,000
H. Jeffrey Dobbs	None	Over $100,000
John A. Fry	None	Over $100,000
Joseph Harroz, Jr.	None	Over $100,000
Sandra A. J. Lawrence	None	Over $100,000
Frances A. Sevilla-Sacasa	None	Over $100,000
Thomas K. Whitford	None	Over $100,000
Christianna Wood	None	Over $100,000
Janet L. Yeomans	None	Over $100,000

*	The ranges for equity securities ownership by each Trustee are: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

The following table describes the aggregate compensation received by each Trustee from the Trust and the total compensation received from Delaware Funds for which he or she served as a Trustee for the Trust's last fiscal year. Only the Trustees of the Trust who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”) receive compensation from the Trust.

AI-577 2/22

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Investment Companies in the Delaware Funds Complex*
Jerome Abernathy	$313	None	$370,833
Thomas L. Bennett (Chair)	$421	None	$497,833
Ann D. Borowiec	$287	None	$330,333
Joseph W. Chow	$306	None	$364,333
John A. Fry	$297	None	$348,333
Lucinda S. Landreth**	$103	None	$87,333
Frances A. Sevilla-Sacasa	$307	None	$355,833
Thomas K. Whitford	$312	None	$364,833
Christianna Wood	$313	None	$370,833
Janet L. Yeomans	$310	None	$370,262

*

Each Independent Trustee/Director receives: (i) an annual retainer fee of $265,000 for serving as a Trustee/Director for all 28 investment companies in the Delaware and Ivy Funds by Macquarie family (148 funds in the complex), plus $14,000 per meeting for attending each Board Meeting in person held on behalf of all investment companies in the complex; and (ii) a $5,000 fee for attending telephonic board meetings on behalf of the investment companies in the complex. The committee members and committee/board chairs also receive the following fees: (i) members of the Nominating and Corporate Governance Committee, Audit Committee, and Investments Committee will receive additional compensation of up to $5,200 for each Committee meeting attended; (ii) the Chair for each of the Audit Committee, the Investments Committee, and the Nominating and Corporate Governance Committee receives an annual retainer of $30,000; and (iii) the Board Chair will receive an additional annual retainer of $130,000.

**	Ms. Landreth, a former Trustee, received compensation from the Trust prior to her death on January 31, 2021.

Board Leadership Structure

Common Board of Trustees/Directors: The business of the Trust is managed under the direction of its Board. The Trustees also serve on the Boards of all the other investment companies that comprise Delaware Funds. The Trustees believe that having a common Board for all funds in the complex is efficient and enhances the ability of the Board to address its responsibilities to each fund in the complex. The Trustees believe that the common board structure allows the Trustees to leverage their individual expertise and that their judgment is enhanced by being Trustees of all of the funds in the complex.

Board Chair: Mr. Bennett is the Board's Chair. As fund governance best practices have evolved, more and more fund boards have opted to have an independent trustee serve as chair. Among other reasons, the Board selected Mr. Bennett as Chair due to his substantial financial industry experience and his tenure on the Board. As the Chair, Mr. Bennett, in consultation with Fund management, legal counsel, and the other Trustees, proposes Board agenda topics, actively participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. Mr. Bennett also conducts meetings of the Independent Trustees. He also generally serves as a liaison among outside Trustees, Fund officers, and legal counsel, and is an ex officio member of the Nominating and Corporate Governance Committee.

Size and composition of Board: The Board is currently comprised of thirteen Trustees. Twelve of the thirteen Trustees are independent. The Trustees believe that the current size of the Board is conducive to Board interaction, dialogue, and debate, resulting in an effective decision-making body. The Board comprises Trustees with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Trustees regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board. In order to ensure that Board membership will be refreshed from time to time, the Board has adopted a mandatory retirement age of 75 for Trustees. As a result, a Trustee may serve until December 31 of the calendar year in which such Trustee reaches the age of 75. At the discretion of the other Trustees, active service for a particular Trustee may be extended for a limited period of time beyond a Trustee's normal retirement date.

Committees: The Board has established several committees, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board's oversight of the Trust. The committees benefit from the professional expertise of their members. At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board.

The Board has the following committees:

Audit Committee: This committee monitors accounting and financial reporting policies, practices, and internal controls for the Trust. It also oversees the quality and objectivity of the Trust's financial statements and the independent audit thereof, and acts as a liaison between the Trust's independent registered public accounting firm and the full Board. The Trust's Audit Committee consists of the following Independent Trustees: Frances Sevilla-Sacasa, Chair; Thomas K. Whitford (ex officio);  H. Jeffrey Dobbs; John A. Fry; and Thomas L. Bennett (ex officio). The Audit Committee held five meetings (all of which were virtual because of the COVID-19 pandemic) and two telephonic meetings during the Trust's last fiscal year.

AI-577 2/22

Management of the Trust

Nominating and Corporate Governance Committee: This committee recommends Board nominees, fills Board vacancies that arise in between meetings of shareholders, and considers the qualifications and independence of Board members. The committee also monitors the performance of counsel for the Independent Trustees. The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee, Attention: General Counsel, c/o Delaware Funds at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. Shareholders should include appropriate information on the background and qualifications of any persons recommended (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board. The committee consists of the following Independent Trustees: Ann D. Borowiec, Chair; Jerome D. Abernathy; John A. Fry; Thomas L. Bennett (ex officio); and Thomas K. Whitford (ex officio). The Nominating and Corporate Governance Committee held five meetings (all of which were virtual because of the COVID-19 pandemic) and one telephonic meeting during the Trust's last fiscal year.

In reaching its determination that an individual should serve or continue to serve as a Trustee of the Trust, the committee considers, in light of the Trust's business and structure, the individual's experience, qualifications, attributes, and skills (the “Selection Factors”). No one Selection Factor is determinative, but some of the relevant factors that have been considered include: (i) the Trustee's business and professional experience and accomplishments, including prior experience in the financial services industry or on other boards; (ii) the ability to work effectively and collegially with other people; and (iii) how the Trustee's background and attributes contribute to the overall mix of skills and experience on the Board as a whole. Below is a brief summary of the Selection Factors that relate to each Trustee as of the date of this SAI.

Jerome D. Abernathy — Mr. Abernathy has over 30 years of experience in the investment management industry. In selecting him to serve on the Board, the Independent Trustees noted and valued his extensive experience as a chief investment officer, director of research, trader, and analytical proprietary trading researcher. Mr. Abernathy received a B.S. in electrical engineering from Howard University and a Ph.D. in electrical engineering and computer science from Massachusetts Institute of Technology. Mr. Abernathy has served on the Board since January 2019.

Thomas L. Bennett — Currently the Board's Chair, Mr. Bennett has over 30 years of experience in the investment management industry, particularly with fixed income portfolio management and credit analysis. He has served in senior management for a number of money management firms. Mr. Bennett has also served as a board member of another investment company, an educational institution, nonprofit organizations, and for-profit companies. He has an M.B.A. from the University of Cincinnati. Mr. Bennett has served on the Board since March 2005.

Ann D. Borowiec — Ms. Borowiec has over 25 years of experience in the banking and wealth management industry. Ms. Borowiec also serves as a board member on several nonprofit organizations. In nominating her to the Board in 2015, the Independent Trustees found that her experience as a Chief Executive Officer in the private wealth management business at a leading global asset manager and private bank, including the restructuring of business lines and defining client recruitment strategies, complemented the skills of existing board members. The Independent Trustees also found that her experience would provide additional oversight skill in the area of fund distribution. Ms. Borowiec holds a B.B.A. from Texas Christian University and an M.B.A. from Harvard University. Ms. Borowiec has served on the Board since March 2015.

Joseph W. Chow — Mr. Chow has over 30 years of experience in the banking and financial services industry. In electing him in 2013, the Independent Trustees found that his extensive experience in business strategy in non-US markets complemented the skills of existing Board members and also reflected the increasing importance of global financial markets in investment management. The Independent Trustees also found that Mr. Chow's management responsibilities as a former Executive Vice President of a leading global asset servicing and investment management firm as well as his experience as Chief Risk and Corporate Administration Officer would add helpful oversight skills to the Board's expertise. Mr. Chow holds a B.A. degree from Brandeis University and M.C.P. and M.S. in Management degrees from MIT. Mr. Chow has served on the Board since January 2013.

H. Jeffrey Dobbs — Mr. Dobbs has more than 35 years of experience in the automotive, industrial manufacturing, financial services and consumer sectors. He also has served as a partner in a public accounting firm. Mr. Dobbs holds a degree in accounting from Valparaiso University. The Independent Trustees concluded that Mr. Dobbs is suitable to act as Trustee because of his extensive work in the global professional services industry, as well as his educational background.

John A. Fry — Mr. Fry has over 30 years of experience in higher education. He has served in senior management for three major institutions of higher learning including serving as president of a leading research university. Mr. Fry has also served as a board member of many nonprofit organizations and several for-profit companies. Mr. Fry has extensive experience in overseeing areas such as finance, investments, risk-management, internal audit, and information technology. He holds a B.A. degree in American Civilization from Lafayette College and an M.B.A. from New York University. Mr. Fry has served on the Board since January 2001.

Joseph Harroz, Jr. — Mr. Harroz serves as the President of a state university, and also serves as a Director of a bank. He also has served as President and Director of a publicly-traded company, as Interim President and General Counsel to a state university system and as Dean of the College of Law of that state university. Mr. Harroz holds a B.A. degree from the University of Oklahoma and a J.D. from Georgetown University Law Center. Mr. Harroz has multiple years of service as a Trustee to the Transaction Funds in the Delaware Funds Complex (the “Fund Complex”). The Independent Trustees concluded that Mr. Harroz is suitable to serve as Trustee because of his educational background, his work experience and the length of his service as a Trustee to the Transaction Funds.

AI-577 2/22

Sandra A.J. Lawrence — Ms. Lawrence has been a member and chair of the boards of several public corporations, closely-held corporations and charitable organizations. She also has more than 16 years of experience serving on the boards of public companies, including as Audit Committee Chair and Nominating/Governance Committee Chair, and has served as a chief financial officer and on investment and finance committees. She served as President of Stern Brothers, a municipal bond house, where she held NASD Series licenses 7, 24 and 63. Ms. Lawrence holds an A.B. from Vassar College, as well as master's degrees from the Massachusetts Institute of Technology and Harvard Business School. The Independent Trustees concluded that Ms. Lawrence is suitable to serve as Trustee because of her work experience, financial background, academic background and service on corporate and charitable boards.

Frances A. Sevilla-Sacasa — Ms. Sevilla-Sacasa has over 30 years of experience in banking and wealth management. In electing her in 2011, the Independent Trustees found that her extensive international wealth management experience, in particular, complemented the skills of existing Board members and also reflected the increasing importance of international investment management not only for dollar-denominated investors but also for investors outside the US. The Independent Trustees also found that Ms. Sevilla-Sacasa's management responsibilities as the former President and Chief Executive Officer of a major trust and wealth management company would add a helpful oversight skill to the Board's expertise, and her extensive nonprofit Board experience gave them confidence that she would make a meaningful, experienced contribution to the Board of Trustees. Finally, in electing Ms. Sevilla-Sacasa to the Board, the Independent Trustees valued her perceived dedication to client service as a result of her overall career experience. Ms. Sevilla-Sacasa holds B.A. and M.B.A. degrees from the University of Miami and Thunderbird School of Global Management, respectively. Ms. Sevilla-Sacasa has served on the Board since September 2011.

Thomas K. Whitford — Mr. Whitford has over 25 years of experience in the banking and financial services industry, and served as Vice Chairman of a major banking, asset management, and residential mortgage banking institution. In electing him in 2013, the Independent Trustees found that Mr. Whitford's senior management role in wealth management and experience in the mutual fund servicing business would provide valuable current management and financial industry insight, in particular, and complemented the skills of existing Board members. The Independent Trustees also found that his senior management role in integrating company acquisitions, technology, and operations and his past role as Chief Risk Officer would add a helpful oversight skill to the Board's expertise. Mr. Whitford holds a B.S. degree from the University of Massachusetts and an M.B.A. degree from The Wharton School of the University of Pennsylvania. Mr. Whitford has served on the Board since January 2013.

Christianna Wood — Ms. Wood has over 30 years of experience in the investment management industry. In selecting her to serve on the Board, the Independent Trustees noted and valued her significant portfolio management, corporate governance and audit committee experience. Ms. Wood received a B.A. in economics from Vassar College and an M.B.A. in finance from New York University. Ms. Wood has served on the Board since January 2019.

Janet L. Yeomans — Ms. Yeomans has over 28 years of business experience with a large global diversified manufacturing company, including service as Treasurer for this company. In this role, Ms. Yeomans had significant broad-based financial experience, including global financial risk-management, investments, and mergers and acquisitions. She served as a board member of a for-profit company and also is a current board member of a hospital and a public university system. She holds degrees in mathematics and physics from Connecticut College, an M.S. in mathematics from Illinois Institute of Technology, and an M.B.A. from the University of Chicago. Ms. Yeomans has served on the Board since April 1999.

Shawn K. Lytle — Mr. Lytle has over 20 years of experience in the investment management industry. He has been the Global Head of Macquarie Asset Management since January 2019 and Head of Americas - Macquarie Group since December 2017 and he is responsible for all aspects of the firm's business. He joined the firm as President of Macquarie Investment Management - Americas in 2015. Prior to that time, Mr. Lytle served in various executive management, investment management, and distribution positions at two major banking institutions. He holds a B.A. degree from The McDonough School of Business at Georgetown University. Mr. Lytle has served on the Board since September 2015. Mr. Lytle serves on the board of directors of the National Association of Securities Professionals (NASP), the Sustainability Accounting Standards Board, and he is a member of the board of governors for the Investment Company Institute (ICI). In November 2017, Mr. Lytle was named to the Black Enterprise list of “Most Powerful Executives in Corporate America.”

Committee of Independent Trustees: This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees, and its activities. The committee comprises all of the Trust's Independent Trustees. The Committee of Independent Trustees held four meetings (all of which were virtual because of the COVID-19 pandemic) during the Trust's last fiscal year.

Investments Committee: The primary purposes of the Investments Committee are to: (i) assist the Board at its request in its oversight of the investment advisory services provided to the Trust by the Manager as well as any sub-advisors; (ii) review all proposed advisory and sub-advisory agreements for new funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Trustees should take regarding the approval of all such proposed agreements; and (iii) review reports supplied by the Manager regarding investment performance, portfolio risk and expenses and to suggest changes to such reports. Investments Committee A consists of the following Independent Trustees: Joseph W. Chow, Chair; Jerome D. Abernathy; Joseph Harroz, Jr.; Christianna Wood; Thomas L. Bennett (ex officio); and Thomas K. Whitford (ex officio). Investments Committee B consists of the following Independent Trustees: Janet L. Yeomans, Chair; Christianna Wood; Sandra A.J. Lawrence; H. Jeffrey Dobbs; Thomas L. Bennett (ex officio), and Thomas K. Whitford (ex officio). The Investments Committee held five meetings (all of which were virtual because of the COVID-19 pandemic) during the Trust's last fiscal year.

AI-577 2/22

Management of the Trust

Board role in risk oversight: The Board performs a risk oversight function for the Trust consisting, among other things, of the following activities:
(1) receiving and reviewing reports related to the performance and operations of the Trust; (2) reviewing, approving, or modifying as applicable, the compliance policies and procedures of the Trust; (3) meeting with portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) addressing security valuation risk in connection with its review of fair valuation decisions made by Fund management pursuant to Board-approved procedures; (5) meeting with representatives of key service providers, including the Manager, the Distributor, the Fund's transfer agent, the custodian and the independent public accounting firm of the Trust, to review and discuss the activities of the Trust's series, and to provide direction with respect thereto; (6) engaging the services of the Trust's Chief Compliance Officer to test the compliance procedures of the Trust and its service providers; and (7) requiring management's periodic presentations on specified risk topics.

The Trustees perform this risk oversight function throughout the year in connection with each quarterly Board meeting. The Trustees routinely discuss certain risk-management topics with Fund management at the Board level and also through the standing committees of the Board. In addition to these recurring risk-management discussions, Fund management raises other specific risk-management issues relating to the Fund with the Trustees at Board and committee meetings. When discussing new product initiatives with the Board, Fund management also discusses risk — either the risks associated with the new proposals or the risks that the proposals are designed to mitigate. Fund management also provides periodic presentations to the Board to give the Trustees a general overview of how the Manager and its affiliates identify and manage risks pertinent to the Trust.

The Audit Committee looks at specific risk-management issues on an ongoing basis. The Audit Committee is responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust's assets, and certain compliance matters. In addition, the Audit Committee meets with the Manager's internal audit and risk-management personnel on a quarterly basis to review the reports on their examinations of functions and processes affecting the Trust.

The Board's other committees also play a role in assessing and managing risk. The Nominating and Corporate Governance Committee and the Committee of Independent Trustees play a role in managing governance risk by developing and recommending to the Board corporate governance principles and, in the case of the Committee of Independent Trustees, by overseeing the evaluation of the Board, its committees, and its activities. The Investments Committee plays a significant role in assessing and managing risk through its oversight of investment performance, investment process, investment risk controls, and fund expenses.

Because risk is inherent in the operation of any business endeavor, and particularly in connection with the making of financial investments, there can be no assurance that the Board's approach to risk oversight will be able to minimize or even mitigate any particular risk. The Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Code of Ethics

The Trust, the Manager, and the Distributor have adopted Codes of Ethics in compliance with the requirements of Rule 17j-1 under the 1940 Act, which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Fund, subject to the requirements set forth in Rule 17j-1 under the 1940 Act and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policy

The Trust has formally delegated to the Manager the responsibility for making all proxy voting decisions in relation to portfolio securities held by the Fund. If and when proxies need to be voted on behalf of the Fund, the Manager and any Macquarie affiliates advising the Fund (collectively, “Macquarie Asset Management”) will vote such proxies pursuant to Macquarie Asset Management's (“MAM”) Proxy Voting Policies and Procedures (the “Procedures”). MAM has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing MAM's proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow MAM to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund.

In order to facilitate the actual process of voting proxies, MAM has contracted with proxy advisory firms to analyze proxy statements on behalf of the Fund and MAM's other clients and provide MAM with research recommendations on upcoming proxy votes in accordance with the Procedures. The Committee is responsible for overseeing the proxy advisory firms' services. If a proxy has been voted for the Fund, the proxy advisory firm will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at

http://www.delawarefunds.com/proxy; and (ii) on the Commission's website at http://www.sec.gov.

When determining whether to invest in a particular company, one of the factors MAM may consider is the quality and depth of the company's management. As a result, MAM believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, MAM's votes are cast in accordance with the

AI-577 2/22

recommendations of the company's management. However, MAM may vote against management's position when it runs counter to MAM's specific Proxy Voting Guidelines (the “Guidelines”), and MAM will also vote against management's recommendation when MAM believes such position is not in the best interests of the Fund.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote for management or shareholder proposals to reduce supermajority vote requirements, taking into account: ownership structure; quorum requirements; and vote requirements; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote re-incorporation proposals on a case-by-case basis; (v) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; (vi) generally vote for proposals requesting that a company report on its policies, initiatives, oversight mechanisms, and ethical standards related to social, economic, and environmental sustainability, unless company already provides similar reports through other means or the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative guidelines or a similar standard; and (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Because the Trust has delegated proxy voting to MAM, the Trust is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, MAM does have a section in its Procedures that addresses the possibility of conflicts of interest. Most of the proxies which MAM receives on behalf of its clients are voted in accordance with the Procedures. Since the Procedures are pre-determined by the Committee, application of the Procedures by MAM's portfolio management teams when voting proxies after reviewing the proxy and research provided by the proxy advisory firm should in most instances adequately address any potential conflicts of interest. If MAM becomes aware of a conflict of interest in an upcoming proxy vote, the proxy vote will generally be referred to the Committee or the Committee's delegates for review. If the portfolio management team for such proxy intends to vote in accordance with the proxy advisory firm's recommendation pursuant to our Procedures, then no further action is needed to be taken by the Committee. If the MAM's portfolio management team is considering voting a proxy contrary to the proxy advisory firm's research recommendation under the Procedures, the Committee or its delegates will assess the proposed vote to determine if it is reasonable. The Committee or its delegates will also assess whether any business or other material relationships between MAM and a portfolio company (unrelated to the ownership of the portfolio company's securities) could have influenced an inconsistent vote on that company's proxy. If the Committee or its delegates determines that the proposed proxy vote is unreasonable or unduly influenced by a conflict, the portfolio management team will be required to vote the proxy in accordance with the proxy advisory firm's research recommendation or abstain from voting.

Investment Manager and Other Service Providers

Investment Manager

The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, furnishes investment management services to the Fund, subject to the supervision and direction of the Board. The Manager also provides investment management services to all of the other Delaware Funds. Affiliates of the Manager also manage other investment accounts. While investment decisions for the Fund are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Fund. The Manager pays the salaries of all Trustees, officers, and employees who are affiliated with both the Manager and the Trust. In the course of discharging its non-portfolio management duties under the advisory contract, the Manager may delegate to affiliates.

As of December 31, 2021, the Manager and its affiliates within Macquarie Asset Management were managing in the aggregate $261.3 billion in assets in various institutional or separately managed, investment company, and insurance accounts. The Manager is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie”). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services. “Macquarie Asset Management” is the marketing name for MMHI and its subsidiaries.

The Manager and its affiliates own the name “Delaware Group®.” Under certain circumstances, including the termination of the Trust's advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager, and its affiliates could cause the Trust to remove the words “Delaware Group” from its name.

The Fund's Investment Management Agreement (“Investment Management Agreement”) may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms of, and the renewal thereof, have been approved by the vote of a majority of the Independent Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty on 60 days' notice by the Trustees of the Trust or by the Manager. The Investment Management Agreement will terminate automatically in the event of its assignment.

As compensation for the services rendered under the Investment Management Agreement, the Fund shall pay the Manager an annual management fee as a percentage of average daily net assets equal to:

AI-577 2/22

Investment Manager and Other Service Providers

Fund Name	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Mid Cap Value Fund	0.75% on the first $500 million 0.70% from $500 million to $1 billion 0.65% from $1 billion to $2.5 billion 0.60% of the average daily net assets in excess of $2.5 billion

During the past three fiscal years, the Fund paid the following investment management fees:

Fund	October 31, 2021	October 31, 2020	October 31, 2019
Delaware Mid Cap Value Fund	$591,099 earned $374,765 paid $216,334 waived	$586,205 earned $340,237 paid $245,968 waived	$192,160 earned $0 paid $192,160 waived

Except for those expenses borne by the Manager under the Investment Management Agreement, and the Distributor under the Distribution Agreement, the Fund is responsible for all of its own expenses. Among others, such expenses include the Fund's proportionate share of certain administrative expenses; investment management fees; transfer and dividend disbursing fees and costs; accounting services; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Sub-Advisors

The Manager has also entered into Sub-Advisory Agreements on behalf of the Fund with Macquarie Investment Management Global Limited and Macquarie Funds Management Hong Kong Limited, each of which is an affiliate of the Manager (“Affiliated Sub-Advisors”). Pursuant to the terms of the relevant Sub-Advisory Agreement, the investment sub-advisory fee is paid by the Manager to each Affiliated Sub-Advisor based on the extent to which an Affiliated Sub-Advisor provides services to the Fund. During the Funds' last fiscal year, the Manager did not pay compensation to the Affiliated Sub-Advisors for services rendered under the Sub-Advisory Agreements.

Distributor

The Distributor, Delaware Distributors, L.P., located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the national distributor of the Fund's shares under a Distribution Agreement dated May 15, 2003, as amended and restated January 4, 2010. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Retail Classes under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of MMHI and, therefore, of Macquarie. The Distributor has agreed to use its best efforts to sell shares of the Fund. See the Prospectus for information on how to invest. Shares of the Fund are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust. The Distributor also serves as the national distributor for the Delaware Funds. The Board annually reviews fees paid to the Distributor.

During the Fund's last three fiscal years, the Distributor received net commissions from the Fund on behalf of its Class A shares, after re-allowances to dealers, as follows:

Fiscal Year Ended	Total Amount of Underwriting Commissions	Amounts Reallowed to Dealers	Net Commission to Distributor
10/31/21	$26,732	$22,589	$4,143
10/31/20	$25,729	$21,836	$3,893
10/31/19	$21,900	$18,729	$3,171

During the Fund's past three fiscal years, the Distributor received, in the aggregate, contingent deferred sales charge (“CDSC”) payments for the Fund as follows:

Fiscal Year Ended	Class A	Class C
10/31/21	$114	$101
10/31/20	$1,005	$119
10/31/19	$150	$156

Transfer Agent

Delaware Investments Fund Services Company (“DIFSC”), an affiliate of the Manager, is located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, and serves as the Fund's shareholder servicing, dividend disbursing, and transfer agent (the “Transfer Agent”) pursuant to a Shareholder Services Agreement. The Transfer Agent is an indirect subsidiary of MMHI and, therefore, of Macquarie. The Transfer Agent also acts as shareholder servicing, dividend disbursing, and transfer agent for the other Delaware Funds. The Transfer Agent is paid a fee by the Fund for providing these services consisting of an asset-based fee and certain out-of-pocket expenses. The Transfer Agent will bill, and the Fund will

AI-577 2/22

pay, such compensation monthly. Omnibus and networking fees charged by financial intermediaries and subtransfer agency fees are passed on to and paid directly by the Fund. The Transfer Agent's compensation is fixed each year and approved by the Board, including a majority of the Independent Trustees.

The Fund has authorized, in addition to the Transfer Agent, one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of the Fund. For purposes of pricing, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) provides subtransfer agency services to the Fund. In connection with these services, BNYMIS administers the overnight investment of cash pending investment in the Fund or payment of redemptions. The proceeds of this investment program are used to offset the Fund's transfer agency expenses.

Fund Accountants

The Bank of New York Mellon (“BNY Mellon”), 240 Greenwich Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Fund. Those services include performing functions related to calculating the Fund's NAVs and providing financial reporting information, regulatory compliance testing, and other related accounting services. For these services, the Fund pays BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges. DIFSC provides fund accounting and financial administration oversight services to the Fund. Those services include overseeing the Fund's pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings. DIFSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, the Fund pays DIFSC an asset-based fee, subject to certain fee minimums, plus certain out-of-pocket expenses, and transactional charges. The fees payable to BNY Mellon and DIFSC under the service agreements described above will be allocated among all funds in the Delaware Funds on a relative NAV basis.

During the fiscal years ended October 31, 2019, 2020, and 2021, the Funds paid the following amounts to BNY Mellon for fund accounting and financial administration services: $39,995, $45,186, and $44,873, respectively.

During the fiscal years ended October 31, 2019, 2020, and 2021, the Funds paid the following amounts to DIFSC for fund accounting and financial administration oversight services: $4,960, $6,665, and $6,711, respectively.

Securities Lending Agent

The Board has approved the Fund's participation in a securities lending program. Under the securities lending program, BNY Mellon serves as the Fund's securities lending agent (“Securities Lending Agent”).

For the fiscal year ended October 31, 2021, the income earned by the Fund as well as the fees and/or compensation paid by the Fund pursuant to the Lending Agreement between the Trust with respect to the Fund and the Securities Lending Agent were as follows:

Gross income earned by the Fund from securities lending activities	$0
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to Securities Lending Agent from revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fees not included in revenue split	$0
Rebate (paid to borrower)	$0
Other fees not included above	$0
Aggregate fees/compensation paid by the Fund for securities lending activities	$0
Net income from securities lending activities	$0

For the fiscal year ended October 31, 2021, the Securities Lending Agent provided the following services to the Fund in connection with its securities lending activities: (i) entering into loans subject to guidelines or restrictions provided by the Fund; (ii) establishing and maintaining collateral accounts; (iii) monitoring daily the value of the loaned securities and collateral; (iv) seeking additional collateral as necessary from borrowers, and returning collateral to borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral in accordance with the Fund's guidelines; (vi) negotiating loan terms; (vii) selecting securities to be loaned subject to guidelines or restrictions provided by the Fund; (viii) recordkeeping and account servicing; (ix) monitoring dividend and proxy activity relating to loaned securities; and (x) arranging for return of loaned securities to the Fund at loan termination.

AI-577 2/22

Investment Manager and Other Service Providers

Custodian

BNY Mellon is the custodian of the Fund's securities and cash. As custodian for the Fund, BNY Mellon maintains a separate account or accounts for the Fund; receives, holds, and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities. BNY Mellon also serves as the Fund's custodian for its investments in foreign securities.

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as the Trust's legal counsel.

Portfolio Managers

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of October 31, 2021 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
Kelley M. Carabasi Registered investment companies Other pooled investment vehicles Other accounts	7 0 6	$10.9 billion $0 $444.9 million	0 0 0	$0 $0 $0
Kent P. Madden Registered investment companies Other pooled investment vehicles Other accounts	7 0 6	$10.9 billion $0 $444.9 million	0 0 0	$0 $0 $0
Christopher S. Beck Registered investment companies Other pooled investment vehicles Other accounts	7 0 6	$10.9 billion $0 $444.9 million	0 0 0	$0 $0 $0
Steven G. Catricks Registered investment companies Other pooled investment vehicles Other accounts	7 0 6	$10.9 billion $0 $444.9 million	0 0 0	$0 $0 $0
Michael Foley Registered investment companies Other pooled investment vehicles Other accounts	7 0 6	$10.9 billion $0 $444.9 million	0 0 0	$0 $0 $0

Description of Material Conflicts of Interest

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Fund and the investment action for each such other fund or account and the Fund may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or the Fund. Additionally, the management of multiple other funds or accounts and the Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple funds and accounts.

A portfolio manager's management of personal accounts also may present certain conflicts of interest. While the Manager's Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

AI-577 2/22

Compensation Structure

Each portfolio manager's compensation consists of the following:

Base Salary — Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus — US Small-Mid Cap Value Equity Portfolio Managers. Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Broadridge Financial Solutions, Inc. (formerly, Lipper, Inc.) (“Broadridge”) peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Portfolio managers participate in retention programs, including the Macquarie Asset Management Public Investments Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Macquarie Asset Management Public Investments Notional Investment Plan — A portion of a portfolio manager's retained profit share may be notionally exposed to the return of certain funds within MAM Funds pursuant to the terms of the Macquarie Asset Management Public Investments Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

Macquarie Group Employee Retained Equity Plan — A portion of a portfolio manager's retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation — Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.

Ownership of Fund Shares

As of October 31, 2021, the portfolio managers beneficially owned shares of the Fund, as described below. If no information is shown below for a portfolio manager, the portfolio manager did not own shares of the Fund.

Portfolio Manager	Dollar Range of Fund Shares Owned[1,2]
Kelley M. Carabasi	$50,001-$100,000 directly; $100,001-$500,000 notionally[3]
Kent P. Madden	None directly; $100,001-$500,000 notionally[3]
Christopher S. Beck	None directly; Over $1 million notionally[3]
Steven G. Catricks	None directly; $100,001-$500,000 notionally[3]
Michael Foley	None directly; $10,001-$50,000 notionally[3]

1	The ranges for Fund share ownership by portfolio managers are: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1 million; or over $1 million.
2	Includes Fund shares beneficially owned by portfolio manager and immediate family members sharing the same household.
3

The compensation of certain of the portfolio managers under the Macquarie Asset Management Public Investments Notional Investment Plan (as described above) may include amounts that correspond to a hypothetical investment that directly tracks the return of the Fund that the portfolio manager manages. In the table, this indirect exposure to the applicable Fund's returns is referred to as shares owned notionally. The portfolio managers who are so compensated experience the same investment returns that are experienced by shareholders of such Fund.

AI-577 2/22

Trading Practices and Brokerage

The Manager selects broker/dealers to execute transactions on behalf of the Fund for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration in selecting broker/dealers is to seek those broker/dealers who will provide best execution for the Fund. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the account on the transaction. Some trades are made on a net basis where the Fund either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price), which is the economic equivalent of a commission. When a commission is paid, the Fund pays reasonable brokerage commission rates based upon the professional knowledge of the Manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty.

During the fiscal years ended October 31, 2019, 2020, and 2021, the aggregate dollar amounts of brokerage commissions paid by the Fund were as follows: $5,132, $58,566, and $21,084, respectively.

Subject to applicable requirements, such as seeking best execution and Rule 12b-1(h) under the 1940 Act, the Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to broker/dealers who provide brokerage and research services. These services may include providing advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities, or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analysis; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more mutual funds and separate accounts managed by it, and may not be used, or used exclusively, with respect to the mutual fund or separate account generating the brokerage.

As provided in the Securities Exchange Act of 1934, as amended, and the Fund's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions directed to broker/dealers who provide such brokerage and research services may result in the Fund paying higher commissions, the Manager believes that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager that constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as the Fund is not disadvantaged, other than the potential for additional commissions/equivalents, portfolio transactions that generate commissions or their equivalent can be allocated to broker/dealers that provide services directly or indirectly to the Fund and/or to other Delaware Funds. Subject to best execution, commissions/equivalents allocated to brokers providing such services may or may not be generated by the funds receiving the service. In such instances, the commissions/equivalents would be used for the advantage of the Fund or other funds and not for the advantage of the Manager.

During the fiscal year ended October 31, 2021, portfolio transactions of the Fund in the amounts listed below, resulting in brokerage commissions in the amounts listed below, were directed to brokers for brokerage and research services provided:

Fund	Portfolio Transactions Amounts	Brokerage Commissions Amounts
Delaware Mid Cap Value Fund	$67,583,155.39	$6,926.70

As of October 31, 2021, the Fund held the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or such broker/dealers' parents: Raymond James Inc.: $1,350,683.

The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will meet the requirement to seek best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the Financial Industry Regulatory Authority (“FINRA”) rules, and subject to seeking best execution, the Manager may place orders with broker/dealers that have agreed to defray certain Fund expenses, such as custodian fees.

The Fund has the authority to participate in a commission recapture program. Under the program and subject to seeking best execution (as described in the first paragraph of this section), the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Any such commission rebates will be included as a realized gain on securities in the appropriate financial statements of the Fund. The Manager and its affiliates have previously acted, and may in the future act, as an investment manager to mutual funds or

AI-577 2/22

separate accounts affiliated with the administrator of the commission recapture program. In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment managers and may also participate in other types of businesses and provide other services in the investment management industry.

Capital Structure

Capitalization

The Trust currently has authorized, and allocated to each Class of the Fund, an unlimited number of shares of beneficial interest with no par value. All shares are, when issued in accordance with the Trust's registration statement (as amended from time to time), governing instruments and applicable law, fully paid, and nonassessable. Shareholders do not have preemptive rights. All shares of the Fund represent an undivided proportionate interest in the assets of the Fund. Shareholders of the Fund's Institutional Class may not vote on any matter that affects the Retail Classes' distribution plans under Rule 12b-1. Similarly, as a general matter, shareholders of the Retail Classes may vote only on matters affecting their respective Class, including the Retail Classes' Rule 12b-1 Plans that relate to the Class of shares that they hold. However, the Fund's Class C shares may vote on any proposal to increase materially the fees to be paid by the Fund under the Rule 12b-1 Plan relating to its Class A shares. Except for the foregoing, each share Class has the same voting and other rights and preferences as the other Classes of the Fund. General expenses of the Fund will be allocated on a pro rata basis to the classes according to asset size, except that expenses of the Retail Classes' Rule 12b-1 Plans will be allocated solely to those classes.

Effective as of the close of business on December 27, 1996, the Trust's name was changed from Delaware Group Delaware Fund, Inc. to Delaware Group Equity Funds I, Inc., and the name of the Common Stock series was changed to Delaware Fund series. Effective as of December 28, 1999, the Trust's name was changed from Delaware Group Equity Funds I, Inc. to Delaware Group Equity Funds I as part of a re-domestication.

Prior to November 9, 1992, the Trust offered only one series, which was known as Delaware Balanced Fund and one class of shares, Class A shares. Delaware Balanced Fund began to offer Institutional Class shares, Class B shares, Class C shares, and Class R shares on November 9, 1992, September 6, 1994, November 29, 1995, and June 2, 2003, respectively. Prior to September 6, 1994, Delaware Balanced Fund's Class A shares were known as the Delaware Fund Class and the Fund's Institutional Class shares were known as Delaware Fund (Institutional) Class. Effective as of the close of business on December 29, 1998, the name of the Delaware Fund was changed to Delaware Balanced Fund. Effective as of the close of business on April 17, 2009, Delaware Balanced Fund was merged into another Delaware Investments Fund. The Trust established Delaware Mid Cap Value Fund on January 30, 2008.

Noncumulative Voting

The Trust's shares have noncumulative voting rights, meaning that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

Purchasing Shares

General Information

Shares of the Fund are offered on a continuous basis by the Distributor and may be purchased through authorized financial intermediaries or directly by contacting the Trust. The Trust reserves the right to suspend sales of Fund shares, and reject any order for the purchase of Fund shares if, in the opinion of management, such rejection is in the Fund's best interest. The minimum initial investment generally is $1,000 for Class A shares and Class C shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A shares will be waived for purchases by officers, Trustees, and employees of any Delaware Fund, the Manager, or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. There are no minimum purchase requirements for Class R and Institutional Class shares (except those purchased through an automatic investment plan), but certain eligibility requirements must be met.

You may purchase only up to $1 million of Class C shares of the Fund at one time. Orders that exceed $1 million or more will be rejected. See “Investment Plans” below for purchase limitations applicable to retirement accounts. An investor should keep in mind that reduced front-end sales charges apply to investments of $50,000 or more in Class A shares, and that Class A shares are subject to lower annual Rule 12b-1 Plan expenses than Class C shares and generally are not subject to a CDSC.

Financial intermediaries are responsible for transmitting orders promptly. The Fund reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in the Fund's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any Delaware Fund. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a US financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

AI-577 2/22

Purchasing Shares

The Fund also reserves the right, following shareholder notification, to charge a service fee on nonretirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund may charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

In addition, the Fund reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

Minimum purchase and minimum balance requirements do not apply to accounts participating in advisory or asset-allocation programs covered by financial intermediaries. Certain accounts held in omnibus or programs covered by certain intermediaries may be opened with less than the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

FINRA has adopted amendments to its Conduct Rules, relating to investment company sales charges. The Trust and the Distributor intend to operate in compliance with these rules.

Certificates representing shares purchased are not ordinarily issued. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by the Transfer Agent. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor will be permitted to obtain a certificate in certain limited circumstances that are approved by an appropriate officer of the Fund. No charge is assessed by the Trust for any certificate issued. The Fund does not intend to issue replacement certificates for lost or stolen certificates, except in certain limited circumstances that are approved by an appropriate officer of the Fund. In those circumstances, a shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Trust for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Contact your financial intermediary for specific information regarding the availability and suitability of various account options described throughout this SAI. Contact your financial intermediary for specific information with respect to the financial intermediary's policies regarding minimum purchase and minimum balance requirements and involuntary redemption, which may differ from what is described throughout this SAI.

Comparison of Share Classes

The alternative purchase arrangements of Class A shares and Class C shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A shares and incur a front-end sales charge and annual Rule 12b-1 Plan expenses of up to a maximum of 0.25% of the average daily net assets of Class A shares of the Fund, or to purchase Class C shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual Rule 12b-1 Plan expenses. Class C shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class C shares are subject to annual Rule 12b-1 Plan expenses of up to a maximum of 1.00% of average daily net assets of the Class, 0.25% of which is a service fee to be paid to the Distributor, dealers, or others for providing personal service and/or maintaining shareholder accounts. Class C shares that automatically convert to Class A shares at the end of approximately 8 years after purchase will be subject to Class A shares' annual Rule 12b-1 Plan expenses.

The higher Rule 12b-1 Plan expenses on Class C shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time.

Class R shares have no front-end sales charge and are not subject to a CDSC, but incur annual Rule 12b-1 expenses of up to a maximum of 0.50%. Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares.

In comparing Class C shares to Class R shares, investors should consider the higher Rule 12b-1 Plan expenses on Class C shares. Investors also should consider the fact that Class R shares do not have a front-end sales charge and, unlike Class C shares, are not subject to a CDSC.

For the distribution and related services provided to, and the expenses borne on behalf of, the Fund, the Distributor and others will be paid, in the case of Class A shares, from the proceeds of the front-end sales charge and Rule 12b-1 Plan fees; in the case of Class C shares, from the proceeds of the Rule 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption; and in the case of Class R shares, from the proceeds of the Rule 12b-1 Plan fees. Financial intermediaries may receive different compensation for selling the Retail Classes. Investors should understand that the purpose and function of the respective Rule 12b-1 Plans (including for Class R shares) and the CDSC applicable to Class C shares are the same as those of the Rule

AI-577 2/22

12b-1 Plan and the front-end sales charge applicable to Class A shares in that such fees and charges are used to finance the distribution of the respective Classes. See “Plans under Rule 12b-1 for the Retail Classes” below.

Dividends, if any, paid on the Retail Classes and Institutional Class shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of Rule 12b-1 Plan expenses relating to the Retail Classes will be borne exclusively by such shares. See “Determining Offering Price and Net Asset Value” for more information.

Class A Shares: Purchases of $50,000 or more of Class A shares at the offering price carry reduced front-end sales charges as shown in the table in the Prospectus, and may include a series of purchases over a 13-month period under a letter of intent signed by the purchaser. See “Special Purchase Features — Class A shares” below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

From time to time, upon written notice to dealers, the Distributor may hold special promotions for specified periods during which the Distributor may re-allow to dealers up to the full amount of the front-end sales charge. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid.

Share Class Exchanges

If you wish to transfer your investment between share classes (within the same Fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

Exchanges of shares for the same Fund generally will be tax-free for federal income tax purposes. You should consult with your tax advisor regarding the state and local tax consequences of such an exchange of Fund shares.

Each of these exchange privileges is subject to termination and may be amended from time to time.

Exchanging Class A shares for Institutional Class shares

Class A shares purchased by accounts participating (or intending to participate) in certain programs sponsored by and/or controlled by financial intermediaries (“Programs”) may be exchanged by the financial intermediary on behalf of the shareholder for Institutional Class shares of another fund under certain circumstances, depending on such Program's eligibility to purchase Institutional Class shares of the fund. Such exchange will be on the basis of the NAVs per share, without the imposition of any sales load, fee, or other charge.

Holders of Class A shares that were sold without a front-end sales load but for which the Distributor has paid a commission to a financial intermediary are generally not eligible for this exchange privilege until the applicable CDSC period has expired. The applicable CDSC period is generally two years after the purchase of such Class A shares purchased prior to July 1, 2020 and is generally 18 months after the purchase of such Class A shares purchased on or after July 1, 2020.

Exchanging Class C shares for Class A shares or Institutional Class shares

Class C shares purchased by accounts participating (or intending to participate) in certain Programs may be exchanged by the financial intermediary on behalf of the shareholder for either Class A shares or Institutional Class shares of the Fund under certain circumstances, depending on such Program's eligibility to purchase either Class A shares or Institutional Class shares of the Fund. Such exchange will be on the basis of the NAVs per share, without the imposition of any sales load, fee, or other charge.

Holders of Class C shares that are subject to a CDSC are generally not eligible for this exchange privilege until the applicable CDSC period has expired. The applicable CDSC period is generally one year after the purchase of such Class C shares.

Exchanging Institutional Class shares for Class A shares

If a shareholder of Institutional Class shares has ceased his or her participation in a Program, or the financial intermediary has determined to utilize Class A shares in the Program or the shareholder transfers to a Program that utilizes Class A shares, the financial intermediary may exchange all such Institutional Class shares for Class A shares of the Fund. Such exchange will be on the basis of the relative NAVs of the shares, without imposition of any sales load, fee, or other charge.

Dealer's Commission

For initial purchases of Class A shares of $1 million or more, a dealer's commission may be paid by the Distributor to financial intermediaries through whom such purchases are effected.

In determining a financial intermediary's eligibility for the dealer's commission, purchases of Class A shares of other Delaware Funds to which a Limited CDSC applies (see “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” under “Redemption and Exchange” below) may be aggregated with those of the Class A shares of another Fund. Financial intermediaries also may be

AI-577 2/22

Purchasing Shares

eligible for a dealer's commission in connection with certain purchases made under a letter of intent or pursuant to an investor's right of accumulation. Financial intermediaries should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

An exchange from other Delaware Funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Delaware Funds no longer offer a dealer's commission to financial intermediaries on sales eligible for purchase at NAV in Class A shares for retirement plan accounts as described in the Prospectus.

Contingent Deferred Sales Charge — Class C shares

Class C shares are purchased without a front-end sales charge. Class C shares redeemed within 12 months of purchase may be subject to a CDSC of 1.00%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the NAV at the time of purchase of the shares being redeemed or the NAV of those shares at the time of redemption. No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the “net asset value at the time of purchase” will be the NAV at purchase of Class C shares, even if those shares are later exchanged for shares of another Delaware Fund. In the event of an exchange of the shares, the “net asset value of such shares at the time of redemption” will be the NAV of the shares that were acquired in the exchange. See the Prospectus for a list of the instances in which the CDSC is waived.

Approximately 8 years after purchase, the investor's Class C shares will be eligible to automatically convert to Class A shares of the same Fund. See “Automatic Conversion of Class C Shares” below. Such conversion will constitute a tax-free exchange for federal income tax purposes. Investors are reminded that the Class A shares to which Class C shares will convert are subject to Class A shares' ongoing annual Rule 12b-1 Plan expenses.

In determining whether a CDSC applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

Automatic Conversion of Class C shares

Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund. Conversions of Class C shares into Class A shares will generally occur monthly during the calendar year, on the 18th day or next business day of each month (each, a “Conversion Date”). If the eighth anniversary after a purchase of Class C shares falls on a Conversion Date, an investor's Class C shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class C shares will be converted on the next Conversion Date after such anniversary.

The automatic conversion of Class C to Class A shares will be on the basis of the NAV per share, without the imposition of any sales load, fee or other charge. Class C shares of the Fund acquired through a reinvestment of dividends will convert to Class A shares of the Fund pro rata with Class C shares of the Fund not acquired through dividend reinvestment. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans, omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the shareholder or their financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the shareholder or their financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares.

In addition, a financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or eligibility requirements in regards to the conversion of Class C shares into Class A shares. In these cases, certain Class C shareholders may not be eligible to convert to Class A shares as described above. However, these Class C shareholders may be permitted to exchange their Class C shares for Class A shares pursuant to the terms of the financial intermediary's conversion policy. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding the conversion of Class C shares to Class A shares.

Level Sales Charges Alternative — Class C shares

Class C shares may be purchased at NAV without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates financial intermediaries for selling Class C shares at the time of purchase from its own assets in an amount equal to no more than 1.00% of the dollar amount purchased. As discussed below, Class C shares are subject to annual Rule 12b-1 Plan expenses and, as discussed above, if redeemed within 12 months of purchase, a CDSC.

AI-577 2/22

Proceeds from the CDSC and the annual Rule 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C shares. These payments support the compensation paid to financial intermediaries for selling Class C shares. Payments to the Distributor and others under the Class C Rule 12b-1 Plan may be in an amount equal to no more than 1.00% annually.

Holders of Class C shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C shares as described in this SAI. See “Redemption and Exchange” below.

Plans under Rule 12b-1 for the Retail Classes

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a plan for each of the Retail Classes (the “Plans”). Each Plan permits the Fund to pay for certain distribution, promotional, and related expenses involved in the marketing of only the class of shares to which the Plan applies. The Plans do not apply to the Institutional Class shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of the Fund's Institutional Class shares. Shareholders of the Institutional Class may not vote on matters affecting the Plans.

The Plans permit the Fund, pursuant to its Distribution Agreement, to pay out of the assets of the Retail Classes monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things: preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes; compensating sales and marketing personnel; holding special promotions for specified periods of time; and paying distribution and maintenance fees to financial intermediaries and others. In connection with the promotion of shares of the Retail Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences, and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning the Retail Classes and increase sales of the Retail Classes.

The Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The Distributor may, however, incur additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Retail Classes. The monthly fees paid to the Distributor under the Plans are subject to the review and approval of the Trust's Independent Trustees, who may reduce the fees or terminate the Plans at any time.

All of the distribution expenses incurred by the Distributor and others, such as financial intermediaries, in excess of the amount paid on behalf of the Retail Classes would be borne by such persons without any reimbursement from such Retail Classes. Consistent with the requirements of Rule 12b-1(h) under the 1940 Act and subject to seeking best execution, the Fund may, from time to time, buy or sell portfolio securities from, or to, firms that receive payments under the Plans.

From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

The Plans and the Distribution Agreement, as amended, have all been approved by the Board, including a majority of the Independent Trustees, who have no direct or indirect financial interest in the Plans and the Distribution Agreement, by a vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Distribution Agreement. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board in the same manner as specified above.

Each year, the Board must determine that continuation of the Plans is in the best interest of shareholders of the Retail Classes and that there is a reasonable likelihood of each Plan providing a benefit to its respective Retail Class. The Plans and the Distribution Agreement, as amended, may be terminated with respect to a Retail Class at any time without penalty by a majority of Independent Trustees who have no direct or indirect financial interest in the Plans and the Distribution Agreement, or by a majority vote of the relevant Retail Class's outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Retail Class's outstanding voting securities, as well as by a majority vote of Independent Trustees who have no direct or indirect financial interest in the Plans or Distribution Agreement. With respect to the Fund's Class A Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the Fund's Class C shares. Also, any other material amendment to the Plans must be approved by a majority vote of the Board, including a majority of Independent Trustees who have no direct or indirect financial interest in the Plans or Distribution Agreement. In addition, in order for the Plans to remain effective, the selection and nomination of Independent Trustees must be effected by the Trustees who are Independent Trustees and who have no direct or indirect financial interest in the Plans or Distribution Agreement. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board for its review.

For the fiscal year ended October 31, 2021, the Rule 12b-1 payments for the Fund's Class A shares, Class C shares, and Class R shares were: $26,087, $25,394, and $2,035, respectively. Such amounts were used for the following purposes:

Delaware Mid Cap Value Fund	Class A shares	Class C shares	Class R shares
Advertising	$9	$2	$-

AI-577 2/22

Purchasing Shares

Delaware Mid Cap Value Fund	Class A shares	Class C shares	Class R shares
Annual/Semiannual Reports	$-	$-	$-
Broker Sales Charge	$-	$1,605	$-
Broker Trails*	$-	$330	$152
Salaries & Commissions to Wholesalers	$23,611	$21,260	$1,883
Interest on Broker Sales Charge	$-	$32	$-
Promotion-Other	$-	$-	$-
Prospectus Printing	$-	$-	$-
Wholesaler Expenses	$2,467	$2,165	$-
Total Expenses	$26,087	$25,394	$2,035

*

The broker trail amounts listed in this row are principally based on payments made to financial intermediaries monthly. However, certain financial intermediaries receive trail payments quarterly. The quarterly payments are based on estimates, and the estimates may be reflected in the amounts in this row.

Special Purchase Features — Class A shares

Buying Class A Shares at Net Asset Value: As disclosed in the Prospectus, participants of certain group retirement plans and members of their households may make purchases of Class A shares at NAV. The requirements are as follows: (i) the purchases must be made in a Delaware Funds Individual Retirement Account (“Foundation IRA®”) established by a participant from a group retirement plan or a member of their household distributed by an affiliate of the Manager; and (ii) purchases in a Foundation IRA require a minimum initial investment of $5,000 per Fund. Delaware Funds reserve the right to modify or terminate these arrangements at any time.

Additional Class A shares of a Fund may be purchased at NAV by existing shareholders or certain participants who were in a certain legacy group plan as of June 30, 2014 and who were transferred to a certain legacy group plan as of July 1, 2014, where participants of such legacy group plan were eligible for purchasing shares at NAV under a predecessor fund's eligibility requirements set by the predecessor fund's company.

Letter of Intent: The reduced front-end sales charges described above with respect to Class A shares are also applicable to the aggregate amount of purchases made by any such purchaser within a 13-month period pursuant to a written letter of intent signed by the purchaser, and not legally binding on the signer or the Trust, which provides for the holding in escrow by the Transfer Agent or financial intermediary of 5.00% of the total amount of Class A shares intended to be purchased until such purchase is completed within the 13-month period. The minimum initial purchase amount to establish a letter of intent is $1,000. The Fund will no longer accept retroactive letters of intent. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the Transfer Agent or financial intermediary may surrender an appropriate number of the escrowed shares for redemption in order to realize the difference between the front-end sales charge on Class A shares purchased at the reduced rate and the front-end sales charges otherwise applicable. Such purchasers may include the values (at offering price at the level designated in their letter of intent) of all their shares of the Fund and of any class of any of the other Delaware Funds previously purchased and still held as of the date of their letter of intent toward the completion of such letter, except as described below. Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC, or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Fund that did carry a front-end sales charge, CDSC, or Limited CDSC. For purposes of satisfying an investor's obligation under a letter of intent, Class C shares of the Fund and the corresponding classes of shares of other Delaware Funds that offer such shares may be aggregated with Class A shares of the Fund. Your financial intermediary may have different procedures for administering this feature.

Combined Purchases Privilege: When you determine the availability of the reduced front-end sales charges on Class A shares, you can combine your holdings or purchases of Class A and all other classes of Delaware Funds, excluding Delaware Funds that were involved in a transaction that closed on April 30, 2021 (Transaction Funds) and any money market funds (unless you acquired those shares through an exchange from a Fund that did carry a front-end sales charge, CDSC, or Limited CDSC). Your financial intermediary may have different procedures for administering this feature.

The privilege also extends to all purchases made at one time by any of the following:

•
an individual

•
an individual and his or her spouse, or equivalent, if recognized under local law, such as civil union, common law marriage, or domestic partnership

•
a parent, stepparent, or legal guardian, and their children or stepchildren who are under the age of 21

•
a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

To ensure that you receive available reduced front-end sales charges, you must advise your broker-dealer or your financial intermediary of all eligible accounts and shares that can be aggregated with your own accounts for right of accumulation purposes as well as your desire to enter into a letter of intent (if applicable). If you or your broker dealer or financial intermediary do not let the Fund know that you are eligible for a waiver or reduction,

AI-577 2/22

you may not receive a reduction to the front-end sales charges to which you may be eligible. The Fund or your broker-dealer or financial intermediary may also ask you to provide account records, statements or other information related to all eligible accounts.

Right of Accumulation: In determining the availability of the reduced front-end sales charge on Class A shares, you can combine your holdings or purchases of Class A and all other classes of Delaware Funds, excluding Transaction Funds and any money market funds (unless you acquired those shares through an exchange from a Fund that did carry a front-end sales charge, CDSC, or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A shares of the Fund and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $10,000 at offering price of additional Class A shares of the Fund, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect had the shares been purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A shares in the Prospectus to determine the applicability of the right of accumulation to their particular circumstances. Your financial intermediary may have different procedures for administering this feature.

Right of Reinvestment Privilege: Holders of Class A shares of the Fund (and of the Institutional Class shares of the Fund holding shares that were acquired through an exchange from one of the other Delaware Funds offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other Delaware Funds. In the case of Class A shares, the reinvestment will not be assessed a front-end sales charge. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in Delaware Funds offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A shares. The reinvestment privilege does not extend to a redemption of Class C shares. You or your financial intermediary must notify us at the time you purchase shares if you are eligible for any of these programs.

Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the NAV next determined after receipt of remittance.

Any reinvestment directed to a Delaware Fund in which the investor does not then have an account will be treated like all other initial purchases of such Fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the Delaware Fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the Delaware Fund, including charges and expenses.

Investors should consult their financial intermediaries or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

Effective July 1, 2021, up to 90 days after you redeem shares, you can reinvest the proceeds without paying a sales charge. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. Investors should consult their financial intermediary for further information. Shareholders of Transaction Funds may not be able to reinvest their proceeds without paying a sales charge for shares of non-Transaction Funds at the present time, and vice versa.

Group Investment Plans: Group Investment Plans (e.g., SEP/IRA, SAR/SEP, Profit Sharing, Pension, and 401(k) Defined Contribution Plans) that are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A shares set forth in the table in the Prospectus, based on total plan assets. If a company has more than one plan investing in Delaware Funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to nonretirement Delaware Funds investment accounts if they so notify the Fund or financial intermediary in which they are investing in connection with each purchase. See “Retirement Plans for the Retail Classes” under “Investment Plans” below for information about retirement plans. This feature is dependent on your financial intermediary's right of accumulation policies.

The Limited CDSC may be generally applicable to any redemptions of NAV purchases made on behalf of a group investment plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a Delaware Fund. See “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” under “Redemption and Exchange” below.

Investment Plans

Reinvestment Plan

Unless otherwise designated by shareholders in writing, dividends and distributions, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the NAV in effect on the reinvestment date) and will be credited to the shareholder's account on that date.

AI-577 2/22

Investment Plans

Reinvestment of Dividends in other Delaware Funds

Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, shareholders may be able to automatically reinvest dividends and/or distributions in any of the other Delaware Funds, including the Fund, in states where their shares may be sold. However, if you received shares as the result of a transaction involving a predecessor fund, you may not be able to reinvest your dividends at the current time. Such investments will be at NAV at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

Subject to the following limitations, dividends and/or distributions from other Delaware Funds may be invested in shares of the Fund, provided an account has been established. Dividends from Class A shares may only be directed to other Class A shares, dividends from Class C shares may only be directed to other Class C shares, dividends from Class R shares may only be directed to other Class R shares, and dividends from Institutional Class shares may only be directed to other Institutional Class shares.

Compensation to Financial Intermediaries — Dividend and Capital Gains

Dividends and capital gains on Class C shares may be reinvested at NAV, however the Distributor will not compensate the financial intermediaries on the shares resulting from the dividends or capital gains at the time of reinvestment. Shares resulting from dividends and capital gains must age 12 months following the reinvestment date, and Rule 12b-1 Plan fees will be paid to the financial intermediary in the 13th month following the reinvestment date.

Investing by Exchange

If you have an investment in another Delaware Fund, you may be able to exchange part or all of your investment into shares of the Fund. If you received shares as the result of a transaction involving a predecessor fund, you may not be able to exchange shares of the predecessor fund into other Delaware Funds at the current time. See “Redemption and Exchange—Limitations on Exchange”. If you wish to open an account by exchange, call the Delaware Funds by Macquarie Service Center at 800 523-1918 for more information. All exchanges are subject to the eligibility and minimum purchase requirements and any additional limitations set forth in the Fund's Prospectus. See “Redemption and Exchange” below for more complete information concerning your exchange privileges.

Investing by Electronic Fund Transfer

Direct Deposit Purchase Plan: Investors may arrange for the Fund to accept direct deposits for investment through an agent bank, preauthorized government, or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, railroad retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates the possibility and inconvenience of lost, stolen, and delayed checks. If you participate in a direct deposit purchase plan for an account held directly with the Fund's transfer agent and also hold shares of Delaware Funds other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with direct deposit purchases.

Automatic Investing Plan: Shareholders may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking accounts for deposit into their Fund accounts. This type of investment will be handled in either of the following ways: (i) if the shareholder's bank is a member of the National Automated Clearing House Association (“NACHA”), the amount of the periodic investment will be electronically deducted from his or her checking account by Electronic Fund Transfer (“EFT”) and such checking account will reflect a debit although no check is required to initiate the transaction; or (ii) if the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT. If you participate in an automatic investment program for an account held directly with the Fund's transfer agent and also hold shares of Delaware Funds other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with automatic investment program purchases.

Minimum Initial/Subsequent Investments by Electronic Fund Transfer: Initial investments under the direct deposit purchase plan and the automatic investing plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

AI-577 2/22

Direct Deposit Purchase by Mail

Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. The Fund will accept these investments, such as bank-by-phone, annuity payments, and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Trust for proper instructions.

On Demand Service

You or your financial intermediary may request purchases of Fund shares by phone using the on demand service. When you authorize the Fund to accept such requests from you or your financial intermediary, funds will be withdrawn (for share purchases) from your predesignated bank account. Your request will be processed the same day if you call prior to 4:00pm Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions.

It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for this service; however, your bank may charge a fee.

Systematic Exchange Option

Shareholders can use the systematic exchange option to invest in the Fund through regular liquidations of shares in their accounts in other Delaware Funds, subject to certain limitations. See “Redemption and Exchange—Limitations on Exchange”. Shareholders may elect to invest in one or more of the other Delaware Funds through the systematic exchange option. If, in connection with the election of the systematic exchange option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund, unless you received shares as the result of a transaction involving a predecessor fund, in which case there will be no minimum) to be liquidated from their account and invested automatically into other Delaware Funds, subject to the conditions and limitations set forth in the Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next Business Day) at the public offering price or NAV, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

Periodic investment through the systematic exchange option does not ensure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. Shareholders can terminate their participation in the systematic exchange option at any time by giving written notice to the fund from which exchanges are made.

Retirement Plans for the Retail Classes

An investment in the Fund may be suitable for tax-deferred retirement plans, such as: traditional IRA, SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, or 457 Retirement Plans. In addition, the Fund may be suitable for use in Roth IRAs and Coverdell ESAs. For further details concerning these plans and accounts, including applications, contact your financial intermediary. To determine whether the benefits of a tax-sheltered retirement plan, Roth IRA, or Coverdell ESA are available and/or appropriate, you should consult with a tax advisor.

The CDSC may be waived on certain redemptions of Class C shares. See the Prospectus for a list of the instances in which the CDSC is waived.

Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by the Custodian, the Transfer Agent, other affiliates of the Manager, and others that provide services to such Plans.

Certain shareholder investment services available to nonretirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase Institutional Class shares. For additional information, call the Delaware Funds by Macquarie Service Center at 800 523-1918.

AI-577 2/22

Determining Offering Price and Net Asset Value

Orders for purchases and redemptions of Class A shares are effected at the offering price next calculated after receipt of the order by the Fund, its agent, or certain other authorized persons. Orders for purchases and redemptions of all of the Fund's other share classes are effected at the NAV per share next calculated after receipt of the order by the Fund, its agent, or certain other authorized persons. See “Distributor” under “Investment Manager and Other Service Providers” above. Financial intermediaries are responsible for transmitting orders promptly.

Offering price and NAV are computed as of the close of regular trading on the NYSE, which is normally 4:00pm, Eastern time, on days when the NYSE is open for business. The NYSE is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The time by which purchase and redemption orders must be effected in order to receive a Business Day's NAV and the time at which such orders are processed and shares are priced may change in case of an emergency declared by the SEC or, if regular trading on the NYSE is stopped, at a time other than the regularly scheduled close of the NYSE. When the NYSE is closed, the Fund will generally be closed, pricing calculations will not be made, and purchase and redemption orders will not be processed until the Fund's next Business Day. See “Calculating share price” and “How to redeem shares” in the Prospectus.

The NAV per share for each share class of the Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. In determining each Fund's total net assets, equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Debt securities and credit default swap (“CDS”) contracts are valued based upon valuations provided by an independent pricing service or broker/ counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, CMBS, and US government agency MBS, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Open-end investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. A Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to US dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the NYSE.

Use of a pricing service has been approved by the Board. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board.

Each Class of the Fund will bear, pro rata, all of the common expenses of the Fund. The NAVs of all outstanding shares of each Class of the Fund will be computed on a pro rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that Class. All income earned and expenses incurred by the Fund, will be borne on a pro rata basis by each outstanding share of a Class, based on each Class's percentage in that Fund represented by the value of shares of such Classes, except that Institutional Class shares will not incur any of the expenses under the Trust's Rule 12b-1 Plans, while the Retail Classes will bear the Rule 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the NAV of each Class of the Fund will vary.

AI-577 2/22

Redemption and Exchange

General Information

You can redeem or exchange your shares in a number of different ways that are described below. Your shares will be redeemed or exchanged at a price based on the NAV next determined after the Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and NAV of shares are determined will be processed on the next Business Day. See “How to redeem shares” in the Prospectus. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class C shares, and, if applicable, the Limited CDSC in the case of Class A shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

Except as noted below, for a redemption request to be in “good order,” you must provide the name of the Delaware Fund, your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the Delaware Fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Delaware Funds by Macquarie Service Center at 800 523-1918. The Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

Orders for the repurchase of Fund shares that are submitted to the Delaware Fund prior to the close of its Business Day will be executed at the NAV per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the financial intermediary from the shareholder prior to the time the offering price and NAV are determined on such day. The financial intermediary has the responsibility of transmitting orders to the Delaware Fund promptly. Such repurchase is then settled as an ordinary transaction with the financial intermediary (who may make a charge to the shareholder for this service) delivering the shares repurchased.

Payment for shares redeemed will ordinarily be mailed the next Business Day, but in no case later than seven days, after receipt of a redemption request in good order by either the Fund or certain other authorized persons (see “Distributor” under “Investment Manager and Other Service Providers”); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

The Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 calendar days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

If a shareholder has been credited with a purchase by a check that is subsequently returned unpaid for insufficient funds or for any other reason, the Fund will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.

In case of a suspension of the determination of the NAV because the NYSE is closed for reasons other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for the Fund to fairly value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such cases, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the NAV next determined after the suspension has been terminated.

Payment for shares redeemed or repurchased may be made either in cash or in kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in “Determining Offering Price and Net Asset Value” above. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder.

The value of the Fund's investments is subject to changing market prices. Thus, a shareholder redeeming shares of the Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

Certain redemptions of Class A shares purchased at NAV may result in the imposition of a Limited CDSC. See “Contingent Deferred Sales Charge for Certain Redemptions of Class A shares Purchased at Net Asset Value” below. Class C shares are subject to CDSCs as described under “Contingent Deferred Sales Charge — Class C shares” under “Purchasing Shares” above and in the Prospectus. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Retail Classes, there may be a bank wiring cost, neither the Fund nor the Distributor charge a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

AI-577 2/22

Redemption and Exchange

Holders of Class C shares that exchange their shares (“Original Shares”) for shares of other Delaware Funds (in each case, “New Shares”) in a permitted exchange will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and any CDSC assessed upon redemption of the New Shares will be charged by the Fund from which the Original Shares were exchanged. In the case of Class C shares, shareholders will also continue to be subject to the automatic conversion schedule of the Original Shares as described in this SAI. In an exchange of Class C shares, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class C shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher Rule 12b-1 fees applicable to Class C shares for a longer period of time than if the investment in New Shares were made directly.

You may exchange all or part of your investment in one or more Delaware Funds for shares of other Delaware Funds. Please keep in mind, however, that under most circumstances you may exchange between like classes of shares only. Class C shares acquired by exchange will continue to carry the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class C shares acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion to Class A shares of the fund. Holders of Class R shares of the Fund are permitted to exchange all or part of their Class R shares only for Class R shares of other Delaware Funds or, if Class R shares are not available for a particular fund, for the Class A shares of such fund. To open an account by exchange, call your financial intermediary or the Delaware Funds by Macquarie Service Center at 800 523-1918.

Permissible exchanges into Class A shares of the Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class C shares will be made without the imposition of a CDSC by the Delaware Fund from which the exchange is being made at the time of the exchange.

The Fund also reserves the right to refuse the purchase side of an exchange request by any person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets.

The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund will consider anyone who follows a pattern deemed market timing in any Delaware Fund to be a market timer. Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. See the Fund's Prospectus for more information on its market timing policies.

Contact your financial intermediary for specific information regarding the availability and suitability of various account options described throughout this SAI.

Written Redemption

You can write to the Fund (at P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service) to redeem some or all of your shares. The request must be signed by all owners of the account. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and a Medallion Signature Guarantee for each owner. A Medallion Signature Guarantee can be obtained from a commercial bank, a trust company, or a member of a Securities Transfer Association Medallion Program (“STAMP”). The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees, or guardians.

Payment is normally mailed the next Business Day after receipt of your redemption request. If your Class A or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates generally are no longer issued.

Written Exchange

You may also write to the Fund (at P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service) to request an exchange of any or all of your shares into another Delaware Fund, subject to the same conditions and limitations as other exchanges noted above.

Telephonic Redemption and Exchange

To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you hold your Class A or Institutional Class shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

AI-577 2/22

Telephone Redemption: The “Check to Your Address of Record” service and the “Telephone Exchange” service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate, or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

The Fund and its Transfer Agent are not responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares that are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of personal identification). Also, shareholders should verify their trade confirmations immediately upon receipt. Telephone instructions received by the Fund are generally recorded, and a written confirmation will be provided for all purchase, exchange, and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the Delaware Fund into which your shares are being exchanged.

Telephone Redemption — Check to Your Address of Record: The Telephone Redemption feature is a quick and easy method to redeem shares. You or your financial intermediary (where applicable) can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next Business Day after receipt of the redemption request. This service is only available to individual, joint, and individual fiduciary-type accounts.

Telephone Redemption — Proceeds to Your Bank: Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an authorization form and have your Medallion Signature Guarantee. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next Business Day. If the proceeds are wired to the shareholder's account at a bank that is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wire fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next Business Day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but mailing a check may delay the time it takes to have your redemption proceeds credited to your predesignated bank account. Call the Delaware Funds by Macquarie Service Center at 800 523-1918 prior to the time the offering price and NAV are determined, as noted above.

Telephone Exchange: The telephone exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your financial intermediary can exchange your shares into other Delaware Funds under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of the Fund, as described above. Telephone exchanges may be subject to limitations as to amount or frequency.

The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions into and out of the Delaware Funds. Telephone exchanges may be subject to limitations as to amount or frequency. The Transfer Agent and the Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

On Demand Service

You or your financial intermediary may request redemptions of Fund Class shares by phone using the on demand service. When you authorize the Fund to accept such requests from you or your financial intermediary, funds will be deposited to your predesignated bank account. Your request will be processed the same day if you call prior to 4:00pm Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions. For more information, see “On Demand Service” under “Investment Plans” above.

Systematic Withdrawal Plans

Shareholders who own or purchase $5,000 or more of shares at the offering price, or NAV, as applicable, for which certificates have not been issued may establish a systematic withdrawal plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply to investments made through qualified retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the NAV calculated on the third Business Day preceding the mailing date.

Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two Business Days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at NAV. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a systematic withdrawal plan.

AI-577 2/22

Redemption and Exchange

The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long term or short term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A shares through a periodic investment program in the Fund must be terminated before a systematic withdrawal plan with respect to such shares can take effect, except if the shareholder is a participant in a retirement plan offering Delaware Funds or is investing in Delaware Funds that do not carry a sales charge. Redemptions of Class A shares pursuant to a systematic withdrawal plan may be subject to a Limited CDSC if the purchase was made at NAV and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A shares and CDSC for Class C shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the plan was established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan was established, all redemptions under the plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the plan. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each systematic withdrawal plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See the Prospectus for more information about the waiver of CDSCs.

An investor wishing to start a systematic withdrawal plan must complete an authorization form. If the recipient of systematic withdrawal plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

Systematic withdrawal plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the on demand service. Your funds will normally be credited to your bank account up to four Business Days after the payment date. There are no separate fees for this redemption method. It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for this service; however, your bank may charge a fee.

Contingent Deferred Sales Charges for Certain Redemptions of Class A shares Purchased at Net Asset Value

For purchases of $1 million or more, a Limited CDSC will be imposed on certain redemptions of Class A shares (or shares into which such Class A shares are exchanged) according to the following schedule: (i) for shares purchased prior to July 1, 2020, 1.00% if such shares are redeemed during the first year after the purchase; and 0.50% if such shares are redeemed during the second year after the purchase; and (ii) for shares purchased on or after July 1, 2020, 1.00% if such shares are redeemed during the first 18 months after the purchase, if such purchases were made at NAV and triggered the payment by the Distributor of the dealer's commission described above in “Dealer's Commission” under “Purchasing Shares.”

The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (i) the NAV at the time of purchase of the Class A shares being redeemed; or (ii) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange.

Redemptions of such Class A shares held for more than the holding period, as set forth in the Prospectus, will not be subject to the Limited CDSC and an exchange of such Class A shares into another Delaware Fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A shares are exchanged will count toward satisfying the holding period. The Limited CDSC is assessed if such holding period is not satisfied irrespective of whether the redemption triggering its payment is of Class A shares of the Fund or Class A shares acquired in the exchange.

In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

Waivers of Contingent Deferred Sales Charges

Please see the Prospectus for instances in which the Limited CDSC applicable to Class A shares and the CDSC applicable to Class C shares may be waived. The Limited CDSC applicable to Class A shares and the CDSC applicable to Class C shares are waived in instances such as a qualified distribution or due to death of the account holder/joint account holder. The qualified distribution waiver age is 70.5 and there is no CDSC death waiver time period. However, the CDSC death waiver only applies to shares purchased prior to the death of the account owner/joint account owner.

As disclosed in the Prospectus, certain retirement plans that contain certain legacy assets may redeem shares without paying a CDSC. The following plans may redeem shares without paying a CDSC:

AI-577 2/22

•
The redemption must be made by a group defined contribution retirement plan that purchased Class A shares through a retirement plan alliance program that required shares to be available at NAV and Retired Financial Services, Inc. (“RFS”) served as the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program that specified that the limited CDSC would be waived.

•
The redemption must be made by any group retirement plan (excluding defined benefit pension plans) that purchased Class C shares prior to a recordkeeping transition period from August 2004 to October 2004 and purchased shares through a retirement plan alliance program, provided that (i) RFS was the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program and (ii) RFS provided fully bundled retirement plan services and maintained participant records on its proprietary recordkeeping system.

•
Class C shares that are or were held in a qualified retirement plan account serviced by third-party administrators will not be subject to a CDSC upon the redemption of such shares regardless of the length of time the shares were held by the shareholder.

Limitations on Exchanges

Shareholders of Transaction Funds may not be able to exchange their shares for shares of non-Transaction Funds at the present time, and vice versa.

Distributions and Taxes

Distributions

The following supplements the information in the Prospectus.

The policy of the Trust is to distribute substantially all of the Fund's net investment income and net realized capital gains, if any, in the amount and at the times that will allow the Fund to avoid incurring any material amounts of federal income or excise taxes.

Each Class of shares of the Fund will share proportionately in its investment income and expenses, except that each Retail Class alone will incur distribution fees under its respective Rule 12b-1 Plan.

All dividends and any capital gains distributions will be automatically reinvested in additional shares of the same Class of the Fund at NAV, unless otherwise designated in writing that such dividends and/or distributions be paid in cash.

Any check in payment of dividends or other distributions that cannot be delivered by the US Postal Service or that remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current NAV and the dividend option may be changed from cash to reinvest. The Fund may deduct from a shareholder's account the costs of the Fund's efforts to locate the shareholder if the shareholder's mail is returned by the US Postal Service or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

Taxes

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Distributions and Taxes” section is based on the Internal Revenue Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local, and foreign tax provisions applicable to them.

Taxation of the Fund. The Fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Internal Revenue Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•
Distribution Requirement — the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

AI-577 2/22

Distributions and Taxes

•
Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

•
Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, US government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than US government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund's ability to satisfy these requirements. See, “Tax Treatment of Fund Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund's income and performance.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund's allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund's after-tax performance. See, “Taxation of Fund Distributions - Distributions of capital gains” below. For non-US investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased US withholding taxes. See, “Non-US Investors — Capital gain dividends” and “— Interest-related dividends and short-term capital gain dividends” below.

Capital loss carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a 3-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund's ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund's shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund's control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules

AI-577 2/22

not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of late year losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions — Distributions of capital gains” below). A “qualified late year loss” includes:

(i)

any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

(ii)

the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Since the Fund has a fiscal year ending in October, the amount of qualified late year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October capital losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal excise tax. To avoid a 4% nondeductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year that is after the beginning of the Fund's taxable year. Also, the Fund will defer any “specified gain” or “specified loss” that would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The US has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of net investment income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to

AI-577 2/22

Distributions and Taxes

you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund's earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “— Qualified dividend income for individuals” and “— Dividends-received deduction for corporations.”

Distributions of capital gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder's tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see, “Tax Treatment of Fund Transactions — Investments in US REITs” below).

Qualified dividend income for individuals. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the US, or (ii) are eligible for benefits under certain income tax treaties with the US that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the US. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed income securities, US REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-received deduction for corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (US) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Income derived by the Fund from investments in derivatives, fixed income and foreign securities generally is not eligible for this treatment.

Qualified REIT dividends. Under 2017 legislation, commonly known as the Tax Cuts and Jobs Act, “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Fund may choose to pass through the special character of “qualified REIT dividends” to its shareholders. The amount of a RIC's dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC's qualified REIT dividends for the taxable year over allocable expenses. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the shareholder meets certain holding period requirements for its shares in the RIC (i.e., generally, RIC shares must be held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend).

Business interest income.  Under Section 163(j) of the Code, enacted by the Tax Cuts and Jobs Act, generally, the amount of business interest that a taxpayer can deduct for any year is limited to the taxpayer's (i) business interest income (which is the amount of interest includible in the gross income of the taxpayer which is properly allocable to a trade or business, but does not include investment income) plus (ii) 30% (or possibly 50% for tax years beginning in 2019 and 2020) of adjusted taxable income (but not less than zero) plus (iii) floor plan financing interest.  A Fund is permitted to pass-through its net business interest income (generally the Fund's interest income less applicable expenses and deductions) as a “Section 163(j)

AI-577 2/22

interest dividend.” The amount passed through to shareholders is considered interest income and can then be used to determine such shareholder's business interest deduction under Section 163(j), if any, subject to holding period requirements and other limitations.  A Fund may choose not to report such Section 163(j) interest dividends.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares, the Fund's NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits. If more than 50% of the Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your US federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass through of foreign tax credits to shareholders. See, “Tax Treatment of Fund Transactions — Securities lending” below.

Tax credit bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder's proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder's ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Internal Revenue Code. Under the Tax Cuts and Jobs Act, the build America bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

US government securities. Income earned on certain US government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the US government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by US government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the US federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder's net investment income or (2) the amount by which the shareholder's modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales, Exchanges, and Redemptions of Fund Shares. Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information. The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Fund (referred to as “covered shares”) and that are disposed of after that date.

AI-577 2/22

Distributions and Taxes

However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account.

When required to report cost basis, the Fund will calculate it using the Fund's default method, unless you instruct the Fund to use a different calculation method. For additional information regarding the Fund's available cost basis reporting methods, including its default method, please contact the Fund. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than the Fund's default method for covered shares. If you do not notify the Fund of your elected cost basis method upon the initial purchase into your account, the default method will be applied to your covered shares.

The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Internal Revenue Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund.

Please refer to the Fund's website at delawarefunds.com for additional information.

Wash sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a loss within six months of purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Deferral of basis. If a shareholder (a) incurs a sales load in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

Conversion of shares into shares of the same Fund. The conversion or exchange of shares of one class into another class of the same Fund is not taxable for federal income tax purposes. Thus, the following transactions generally will be tax-free for federal income tax purposes:

•
the automatic conversion of Class C shares into Class A shares of the same Fund approximately eight years after purchase,

•
the exchange of Class A shares for Institutional Class shares of the same Fund by certain Programs,

•
the exchange of Class C shares for Class A shares or Institutional Class shares of the same Fund by certain Programs, and

•
the exchange of Institutional Class shares for Class A shares or Class C shares of the same Fund by certain shareholders of Institutional Class shares who cease participation in a Program.

However, shareholders should consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares.

Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Fund Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss

AI-577 2/22

treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed income investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or payment-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a fund's investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements, and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on US exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund's transactions in other derivatives instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund's securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivatives instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund's investments in derivatives and foreign currency-denominated instruments, and the fund's transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such

AI-577 2/22

Distributions and Taxes

income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments. A fund may invest in securities of foreign companies that may be classified under the Internal Revenue Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the fund's fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to US federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in US REITs. A US REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a US REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the US REIT's current and accumulated earnings and profits. Capital gain dividends paid by a US REIT to a fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity US REIT's cash flow may exceed its taxable income. The equity US REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a US REIT is operated in a manner that fails to qualify as a REIT, an investment in the US REIT would become subject to double taxation, meaning the taxable income of the US REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the US REIT's current and accumulated earnings and profits. Also, see, “Tax Treatment of Fund Transactions — Investment in taxable mortgage pools (excess inclusion income)” and “Non-US Investors — Investment in US real property” below with respect to certain other tax aspects of investing in US REITs.

Investment in non-US REITs. While non-US REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-US REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-US REIT is located. A fund's pro rata share of any such taxes will reduce the fund's return on its investment. A fund's investment in a non-US REIT may be considered an investment in a PFIC, as discussed above in “PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-US REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund — Foreign income tax.” Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-US REIT under rules similar to those in the US, which tax foreign persons on gain realized from dispositions of interests in US real estate.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Internal Revenue Code and Treasury regulations to be issued, a portion of a fund's income from a US REIT that is attributable to the REIT's residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Internal Revenue Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in US federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a US REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

AI-577 2/22

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in securities of uncertain tax character. A fund may invest in securities the US federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.

Backup Withholding. By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•
provide your correct social security or taxpayer identification number,

•
certify that this number is correct,

•
certify that you are not subject to backup withholding, and

•
certify that you are a US person (including a US resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special US tax certification requirements applicable to non-US investors to avoid backup withholding are described under the “Non-US Investors” heading below.

Non-US Investors. Non-US investors (shareholders who, as to the US, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to US withholding and estate tax and are subject to special US tax certification requirements. Non-US investors should consult their tax advisors about the applicability of US tax withholding and the use of the appropriate forms to certify their status.

In general. The US imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on US source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from US withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person.

AI-577 2/22

Distributions and Taxes

Capital gain dividends. In general, capital gain dividends reported by the Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on the disposition of US real property interests (see the discussion below), are not subject to US withholding tax unless you are a nonresident alien individual present in the US for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends and short-term capital gain dividends. Generally, dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from US sources are not subject to US withholding tax. “Qualified interest income” includes, in general, US source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by the Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on the disposition of certain US real property interests (see the discussion below), are not subject to US withholding tax unless you were a nonresident alien individual present in the US for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund's reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits. Ordinary dividends paid by the Fund to non-US investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to US withholding tax. Foreign shareholders may be subject to US withholding tax at a rate of 30% on the income resulting from an election to pass through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a US trade or business. If the income from the Fund is effectively connected with a US trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to US federal income tax at the rates applicable to US citizens or domestic corporations and require the filing of a nonresident US income tax return.

Investment in US real property. The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-US persons subject to US tax on the disposition of a US real property interest (“USRPI”) as if he or she were a US person. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of corporations that invest in USRPI, including US REITs, which may trigger FIRPTA gain to the Fund's non-US shareholders.

The Internal Revenue Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity if, in general, 50% or more of the RIC's assets consist of interests in US REITs and other US real property holding corporations (“USRPHC”). If a RIC is a qualified investment entity and the non-US shareholder owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-US shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to US withholding tax at the corporate income tax rate (unless reduced by future regulations), and requiring the non-US shareholder to file a nonresident US income tax return. In addition, even if the non-US shareholder does not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in US real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

US estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to US federal gift tax. An individual who, at the time of death, is a non-US shareholder will nevertheless be subject to US federal estate tax with respect to Fund shares at the graduated rates applicable to US citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a US estate tax return to claim the exemption in order to obtain a US federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the US federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to US situs assets with a value of $60,000). For estates with US situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent's US situs assets are below this threshold amount.

US tax certification rules. Special US tax certification requirements may apply to non-US shareholders both to avoid US backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the US and the shareholder's country of residence. In general, if you are a non-US shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a US person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the US has an income tax treaty. A Form W-8 BEN provided without a US taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

AI-577 2/22

The tax consequences to a non-US shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-US shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or nonfinancial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by US persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial US persons as owners or (ii) if it does have such owners, reporting information relating to them. The US Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of US Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a US tax compliance agreement with the IRS under section 1471(b) of the Internal Revenue Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its US accountholders and meet certain other specified requirements. The FFI will either report the specified information about the US accounts to the IRS, or, to the government of the FFI's country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the US and the FFI's country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the US to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial US owners or by providing the name, address and taxpayer identification number of each substantial US owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by US Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity's status under FATCA in order to avoid FATCA withholding. Non-US investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the US tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of US federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income, and capital gain dividends may differ from the rules for US federal income taxation described above. Distributions may also be subject to additional state, local, and foreign taxes depending on each shareholder's particular situation. Non-US shareholders may be subject to US tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

Performance Information

To obtain the Fund's most current performance information, please call 800 523-1918 or visit our website at delawarefunds.com/performance.

Performance quotations represent the Fund's past performance and should not be considered as representative of future results. The Fund will calculate its performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable US securities laws, as they may be revised from time to time by the SEC.

Financial Statements

PricewaterhouseCoopers LLP (“PwC”), which is located at 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Trust and, in its capacity as such, audits the annual financial statements contained in the Fund's Annual Report. The Fund's Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, Statements of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, as well as the report of PwC, the independent registered public accounting firm, for the fiscal year ended

AI-577 2/22

Financial Statements

October 31, 2021, are included in the Fund's Annual Report to shareholders. The financial statements and Financial Highlights, the notes relating thereto and the report of PwC listed above are incorporated by reference from the Annual Report into this SAI.

Principal Holders

As of January 31, 2022, management believes the following shareholders held of record 5% or more of the outstanding shares of each class of the Fund. Management does not have knowledge of beneficial owners.

Class	Name and Address of Account	Percentage
Delaware Mid Cap Value Fund Class A	NATIONAL FINANCIAL SERVICES LLC FBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL4 JERSEY CITY NJ 07310	5.80%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	23.99%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	7.24%
Delaware Mid Cap Value Fund Class C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	25.92%
	AMERICAN ENTERPRISE INVESTMENT SERVICES 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	5.70%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	23.09%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	18.18%
Delaware Mid Cap Value Fund Class R	ASCENSUS TRUST COMPANY WABASHA DENTISTRY 401(K) PLAN P.O. BOX 10758 FARGO ND 58106	26.01%
	MID ATLANTIC TRUST COMPANY FBO JARVIS LAND SURVEY INC 401(K) PROFIT SHARING PLAN 1251 WATERFRONT PLACE STE 525 PITTSBURGH PA 15222	29.75%
	MATRIX TRUST COMPANY AS AGENT FOR NEWPORT TRUST COMPANY FRITCHER CONSTRUCTION 401(K) PLAN 35 IRON POINT CIRCLE FOLSOM CA 95630	34.74%

AI-577 2/22

Class	Name and Address of Account	Percentage
Delaware Mid Cap Value Fund Institutional Class	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR THE EXCLUJSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	58.03%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	5.37%
	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	8.94%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33746	7.09%

AI-577 2/22

Principal Holders

AI-577 2/22

PART C
(Delaware Group® Equity Funds I)
File Nos. 002-10765/811-00249
Post-Effective Amendment No. 148

OTHER INFORMATION

Item 28.	Exhibits. The following exhibits are incorporated by reference to the Registrant’s previously filed documents indicated below, except as noted:
	(a)	Articles of Incorporation.
		(1)	Executed Agreement and Declaration of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 109 filed October 29, 1999.
			(i)	Executed Certificate of Amendment (November 15, 2006) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 121 filed November 16, 2007.
			(ii)	Executed Certificate of Amendment (February 26, 2009) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 125 filed December 30, 2009.
			(iii)	Executed Certificate of Amendment (August 18, 2009) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 125 filed December 30, 2009.
			(iv)	Executed Certificate of Amendment (May 21, 2015) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 137 filed February 25, 2016.
		(2)	Executed Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 109 filed October 29, 1999.
	(b)	By-Laws. Amended and Restated By-Laws (April 1, 2015) incorporated into this filing by reference to Post-Effective Amendment No. 137 February 25, 2016.
	(c)	Instruments Defining Rights of Security Holders. None other than those contained in Exhibits (a) and (b).
	(d)	Investment Advisory Contracts.
(1)

Executed Investment Management Agreement (January 4, 2010) between Delaware Management Company (a series of Macquarie Investment Management Business Trust, formerly, Delaware Management Business Trust) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 126 filed February 26, 2010.

(2)

Executed Sub-Advisory Agreement (May 30, 2019) between Macquarie Funds Management Hong Kong Limited and Delaware Management Company (a series of Macquarie Investment Management Business Trust) incorporated into this filing by reference to Post-Effective Amendment No. 145 filed February 27, 2020.

(i)

Executed Amendment No. 1 (December 6, 2019) to Schedule 1 of the Sub-Advisory Agreement between Macquarie Funds Management Hong Kong Limited and Delaware Management Company (a series of Macquarie Investment Management Business Trust) incorporated into this filing by reference to Post-Effective Amendment No. 145 filed February 27, 2020.

(3)

Executed Sub-Advisory Agreement (May 30, 2019) between Macquarie Investment Management Global Limited and Delaware Management Company (a series of Macquarie Investment Management Business Trust) incorporated into this filing by reference to Post-Effective Amendment No. 145 filed February 27, 2020.

(i)

Executed Amendment No. 1 (December 6, 2019) to Schedule 1 of the Sub-Advisory Agreement between Macquarie Investment Management Global Limited and Delaware Management Company (a series of Macquarie Investment Management Business Trust) incorporated into this filing by reference to Post-Effective Amendment No. 145 filed February 27, 2020.

(4)

Executed Investment Advisory Expense Limitation Letter (February 2022) between Delaware Management Company (a series of Macquarie Investment Management Business Trust) and the Registrant attached as Exhibit No. EX-99.d.4.

	(e)	Underwriting Contracts.
		(1)	Distribution Agreements.
(i)

Executed Amended and Restated Distribution Agreement (February 25, 2016) between Delaware Distributors, L.P. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 141 filed February 28, 2018.

(ii)

Executed Amendment No. 1 (October 1, 2013) to Schedule I to the Amended and Restated Distribution Agreement incorporated into this filing by reference to Post-Effective Amendment No. 133 filed February 28, 2014.

		(2)	Form of Dealer’s Agreement incorporated into this filing by reference to Post-Effective Amendment No. 143 filed February 27, 2019.
		(3)	Form of Registered Investment Advisers Agreement incorporated into this filing by reference to Post-Effective Amendment No. 143 filed February 27, 2019.
		(4)	Form of Bank/Trust Agreement incorporated into this filing by reference to Post-Effective Amendment No. 143 filed February 27, 2019.
	(f)	Bonus or Profit Sharing Contracts. Not applicable.
	(g)	Custodian Agreements.
(1)

Executed Mutual Fund Custody and Services Agreement (July 20, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 124 filed February 27, 2009.

			(i)	Executed Amendment (January 1, 2014) to Mutual Fund Custody and Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 135 filed February 27, 2015.
			(ii)	Executed Amendment No. 2 (July 1, 2017) to Mutual Fund Custody and Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 141 filed February 28, 2018.
			(iii)	Executed Amendment No. 4 (July 19, 2019) to the Mutual Fund Custody and Services Agreement attached as Exhibit No. EX-99.g.1.iii.

(2)

Executed Securities Lending Authorization Agreement (July 20, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 121 filed November 16, 2007.

		(i)	Executed Amendment (September 22, 2009) to the Securities Lending Authorization Agreement incorporated into this filing by reference to Post-Effective Amendment No. 127 filed February 28, 2011.
		(ii)	Executed Amendment No. 2 (January 1, 2010) to the Securities Lending Authorization Agreement incorporated into this filing by reference to Post-Effective Amendment No. 126 filed February 26, 2010.
(h)	Other Material Contracts.
(1)

Executed Shareholder Services Agreement (April 19, 2001) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 113 filed December 28, 2001.

		(i)	Executed Letter Amendment (August 23, 2002) to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 116 filed December 30, 2003.
		(ii)	Executed Amendment No. 1 (July 18, 2011) to Schedule A to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 129 filed February 28, 2012.
		(iii)	Executed Amended and Restated Schedule B (July 1, 2018) to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 143 filed February 27, 2019.
(iv)

Executed Assignment and Assumption Agreement (November 1, 2014) between Delaware Service Company, Inc. and Delaware Investments Fund Services Company relating to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 135 filed February 27, 2015.

(2)

Executed Amended and Restated Fund Accounting and Financial Administration Services Agreement (January 1, 2014) between The Bank of New York Mellon and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 133 filed February 28, 2014.

(i)

Executed Amendment No. 1 (July 1, 2017) to Amended and Restated Fund Accounting and Financial Administration Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 141 filed February 28, 2018.

(3)

Executed Amended and Restated Fund Accounting and Financial Administration Oversight Agreement (January 1, 2014) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 133 filed February 28, 2014.

(i)

Executed Assignment and Assumption Agreement (November 1, 2014) between Delaware Service Company, Inc. and Delaware Investments Fund Services Company relating to the Amended and Restated Fund Accounting and Financial Administration Oversight Agreement incorporated into this filing by reference to Post-Effective Amendment No. 135 filed February 27, 2015.

(ii)

Executed Amendment No. 1 (September 1, 2017) to Amended and Restated Fund Accounting and Financial Administration Oversight Agreement incorporated into this filing by reference to Post-Effective Amendment No. 141 filed February 28, 2018.

		(iii)	Executed Amendment No. 2 (October 11, 2021) to Amended and Restated Fund Accounting and Financial Administration Oversight Agreement attached as Exhibit No. EX-99.h.3.iii.
(i)	Legal Opinion.
	(1)	Opinion and Consent of Counsel (January 29, 2008) with respect to Delaware Mid Cap Value Fund incorporated into this filing by reference to Post-Effective Amendment No. 122 filed January 30, 2008.
(j)	Other Opinions. Consent of Independent Registered Public Accounting Firm (February 2022) attached as Exhibit No. EX-99.j.
(k)	Omitted Financial Statements. Not applicable.
(l)	Initial Capital Agreements. Not applicable.
(m)	Rule 12b-1 Plan.
	(1)	Plan under Rule 12b-1 for Class A (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 127 filed February 28, 2011.
	(2)	Plan under Rule 12b-1 for Class C (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 127 filed February 28, 2011.
	(3)	Plan under Rule 12b-1 for Class R (May 15, 2003) incorporated into this filing by reference to Post-Effective Amendment No. 127 filed February 28, 2011.
(n)	Rule 18f-3 Plan.
	(1)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 (November 18, 2020) incorporated into this filing by reference to Post-Effective Amendment No. 147 filed February 25, 2021.
		(i)	Updated Appendix A (November 1, 2021) to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 attached as Exhibit No. EX-99.n.1.i.
(o)	Reserved.
(p)	Codes of Ethics.
(1)

Code of Ethics for Macquarie Investment Management, Delaware Funds by Macquarie® and Optimum Fund Trust (September 8, 2020) incorporated into this filing by reference to Post-Effective Amendment No. 147 filed February 25, 2021.

	(2)	Code of Ethics for Macquarie Funds Management Hong Kong Limited (February 2016) incorporated into this filing by reference to Post-Effective Amendment No. 145 filed February 27, 2020.
	(3)	Code of Ethics for Macquarie Investment Management Global Limited (February 18, 2021) attached as Exhibit No. EX-99.p.3.

(q) Other.
(1) Powers of Attorney (January 20, 2022) attached as Exhibit No. EX-99.q.1.
Item 29.	Persons Controlled by or Under Common Control with the Registrant. None.
Item 30.

Indemnification. Article VII, Section 2 (November 15, 2006) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 121 filed November 16, 2007.  Article VI of the Amended and Restated By-Laws (April 1, 2015) incorporated into this filing by reference to Post-Effective Amendment No. 137 filed February 25, 2016.

Item 31.	Business and Other Connections of the Investment Adviser.

Delaware Management Company (the “Manager”), a series of Macquarie Investment Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-advisor to certain of the other funds in the Delaware Funds by Macquarie® (the “Delaware Funds”) (Delaware Group® Adviser Funds, Delaware Group Cash Reserve, Delaware Group Equity Funds II, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Foundation Funds, Delaware Group Global & International Funds, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Fund, Delaware Pooled® Trust, Delaware VIP® Trust, Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Tax Free Funds, Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments National Municipal Income Fund, Delaware Investments Minnesota Municipal Income Fund II, Inc., Delaware Enhanced Global Dividend and Income Fund, Ivy Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, and Delaware Ivy High Income Opportunities Fund) and the Optimum Fund Trust, as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees and/or officers of other Delaware Funds and Optimum Fund Trust. A company indirectly owned by the Manager’s parent company acts as principal underwriter to the mutual funds in the Delaware Funds (see Item 32 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the Delaware Funds.

Unless otherwise noted, the following persons serving as directors or officers of the Manager have held the following positions during the Trust’s past two fiscal years. Unless otherwise noted, the principal business address of the directors and officers of the Manager is 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354.

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
Shawn Lytle	President since June 2015	President/Chief Executive Officer/Trustee since June 2015	Mr. Lytle has served in various executive capacities within Macquarie Asset Management
John Leonard	Executive Vice President/Global Head of Equities/Executive Director	Executive Vice President/Global Head of Equities	Mr. Leonard has served in various executive capacities within Macquarie Asset Management
Brett Lewthwaite	Executive Vice President/Chief Investment Officer/Global Head of Fixed Income	Executive Vice President/Head of Fixed Income	Mr. Lewthwaite has served in various executive capacities within Macquarie Investment Management
David F. Connor	Senior Vice President/General Counsel/Secretary/Division Director	Senior Vice President/General Counsel/Secretary	Mr. Connor has served in various executive capacities within Macquarie Investment Management Senior Vice President/General Counsel/Secretary – Optimum Fund Trust
Brian L. Murray, Jr.	Senior Vice President/ Global Chief Compliance Officer/Division Director	Senior Vice President/ Chief Compliance Officer	Mr. Murray has served in various capacities within Macquarie Investment Management Senior Vice President/Global Chief Compliance Officer – Optimum Fund Trust
Richard Salus	Senior Vice President/Global Head of Fund Services/Division Director	Senior Vice President/ Chief Financial Officer	Mr. Salus has served in various capacities within Macquarie Investment Management
Alexander Alston	Senior Vice President/Co-Head of Private Placements/Division Director	Senior Vice President/Co-Head of Private Placements	Mr. Alston has served in various capacities within Macquarie Investment Management
Christopher S. Beck	Senior Vice President/ Chief Investment Officer—Small /Mid-Cap Value Equity/Executive Director	Senior Vice President/ Chief Investment Officer—Small/Mid-Cap Value Equity	Mr. Beck has served in various capacities within Macquarie Investment Management
Erik R. Becker	Senior Vice President	Senior Vice President	Mr. Becker has served in various capacities within Macquarie Investment Management
Mark G. Beischel	Senior Vice President	Senior Vice President	Mr. Beischel has served in various capacities within Macquarie Investment Management
David Brenner	Senior Vice President/Chief Administration Officer/Chief of Staff Macquarie Investment/Division Director	Senior Vice President/Chief of Staff	Mr. Brenner has served in various capacities within Macquarie Investment Management
Adam H. Brown	Senior Vice President/Senior Portfolio Manager/Co-Head of High Yield/Division Director	Senior Vice President/ /Co-Head of High Yield	Mr. Brown has served in various capacities within Macquarie Investment Management
Stephen J. Busch	Senior Vice President/ Head of Separately Managed Account Operations and Fund Oversight/Global Head of Fund Services and US Separate Managed Account Operations	Senior Vice President/ Head of Separately Managed Account Operations and Fund Oversight Global Head of Fund Services and US Separate Managed Account Operations	Mr. Busch has served in various capacities within Macquarie Investment Management
Nathan A. Brown	Senior Vice President	Senior Vice President	Mr. Brown has served in various capacities within Macquarie Investment Management

F. Chace Brundige	Senior Vice President	Senior Vice President	Mr. Brundige has served in various capacities within Macquarie Investment Management
Michael F. Capuzzi	Senior Vice President/ Head of Investment Operations/US Chief Operating Officer/Division Director	Senior Vice President/ US Chief Operations Officer	Mr. Capuzzi has served in various capacities within Macquarie Investment Management
Liu-Er Chen	Senior Vice President/ Chief Investment Officer, Emerging Markets and Healthcare/Division Director	Senior Vice President/ Chief Investment Officer, Emerging Markets and Healthcare	Mr. Chen has served in various capacities within Macquarie Investment Management
Michael J. Daley	Senior Vice President/Treasurer	Senior Vice President/Treasurer	Mr. Daley has served in various capacities within Macquarie Investment Management
Craig C. Dembek	Senior Vice President/ Head of Credit Research	Senior Vice President/ Head of Credit Research	Mr. Dembek has served in various capacities within Macquarie Investment Management
Joseph Devine	Senior Vice President/ Chief Investment Officer, Global Ex-US Equities/Division Director	Senior Vice President/ Chief Investment Officer, Global Ex-US Equities	Mr. Devine has served in various capacities within Macquarie Investment Management
Michael E. Dresnin	Senior Vice President/Associate General Counsel/Assistant Secretary/Division Director	Senior Vice President/Associate General Counsel/Assistant Secretary/Division Director	Mr. Dresnin has served in various capacities within Macquarie Investment Management
W. Alexander Ely	Senior Vice President/ Chief Investment Officer, Small/Mid-Cap Growth Equity/Division Director	Senior Vice President/ Chief Investment Officer, Small/Mid-Cap Growth Equity	Mr. Ely has served in various capacities within Macquarie Investment Management
Brad Frishberg	Senior Vice President/ Chief Investment Officer, Global Listed Infrastructure/Division Director	None	Mr. Frishberg has served in various capacities within Macquarie Investment Management
Gregory Gizzi	Senior Vice President/ Head of Municipal Bonds/Division Director	Senior Vice President/ Head of Municipal Bonds	Mr. Gizzi has served in various capacities within Macquarie Investment Management
Daniel V. Geatens	Senior Vice President/Head of US Fund Administration/Division Director	Senior Vice President/Head of US Fund Administration/Division Director	Mr. Geatens has served in various capacities within Macquarie Investment Management Senior Vice President, Treasurer and Chief Financial Officer – Optimum Fund Trust
Bradley P. Halverson	Senior Vice President	Senior Vice President	Mr. Halverson has served in various capacities within Macquarie Investment Management
Derek L. Hamilton	Senior Vice President	Senior Vice President	Mr. Hamilton has served in various capacities within Macquarie Investment Management
J. David Hillmeyer	Senior Vice President/Senior Portfolio Manager/Head of Global and Multi-Asset Credit/Division Director	Senior Vice President/Head of Global and Multi-Asset Credit	Mr. Hillmeyer has served in various capacities within Macquarie Investment Management
James L. Hinkley	Senior Vice President/ Head of Global Product Development/Head of Special Projects	None	Mr. Hinkley has served in various capacities within Macquarie Investment Management
Jerel A. Hopkins	Senior Vice President/Associate General Counsel/Assistant Secretary/Division Director	Senior Vice President/Associate General Counsel/Assistant Secretary/Division Director	Mr. Hopkins has served in various capacities within Macquarie Investment Management
Kashif Ishaq	Senior Vice President/Head of Investment Grade Corporate Bond Trading, Portfolio Manager/Division Director	Senior Vice President/Head of Credit Trading	Mr. Ishaq has served in various capacities within Macquarie Investment Management
Bradley M. Klapmeyer	Senior Vice President	Senior Vice President	Mr. Klapmeyer has served in various capacities within Macquarie Investment Management
Michael Kopfler	Senior Vice President/Head of Equity Trading/Division Director	Senior Vice President/Head of Equity Trading/Division Director	Mr. Kopfler has served in various capacities within Macquarie Investment Management
Alexander Kozhemiakin	Senior Vice President/Head of Emerging Markets Debt/Division Director	Senior Vice President/Head of Emerging Markets Debt	Mr. Kozhemiakin has served in various capacities within Macquarie Investment Management
Frank G. LaTorraca	Senior Vice President/Co-Head of Private Placements/Division Director	Senior Vice President/Co-Head of Private Placements	Mr. LaTorraca has served in various capacities within Macquarie Investment Management
Nik Lalvani	Senior Vice President/ Chief Investment Officer – Large Cap Value/Division Director	Senior Vice President/ Chief Investment Officer – Large Cap Value	Mr. Lalvani has served in various capacities within Macquarie Investment Management
Stefan Loewenthal	Senior Vice President/ Chief Investment Officer – Global Multi Asset Team/Division Director	Senior Vice President/ Chief Investment Officer – Global Multi Asset Team	Mr. Lowenthal has served in various capacities within Macquarie Investment Management
Daniela Mardarovici	Senior Vice President/Co-Head of High Yield/Division Director	Senior Vice President/Co-Head of High Yield	Ms. Mardarovici has served in various capacities within Macquarie Investment Management
John P. McCarthy	Senior Vice President/Senior Portfolio Manager/Co-Head of High Yield/Division Director	Senior Vice President/Senior Portfolio Manager/Co-Head of High Yield	Mr. McCarthy has served in various capacities within Macquarie Investment Management

Kenneth G. McQuade	Senior Vice President	Senior Vice President	Mr. McQuade has served in various capacities within Macquarie Investment Management
Carleen Michalski	Senior Vice President/ Head of Global Product Development/Associate Director	Senior Vice President/ Head of Global Product Development	Ms. Michalski has served in various capacities within Macquarie Investment Management
Timothy J. Miller	Senior Vice President	Senior Vice President	Mr. Miller has served in various capacities within Macquarie Investment Management
Francis X. Morris	Senior Vice President/Chief Investment Officer, Core Equity/Executive Director	Senior Vice President/Chief Investment Officer, Core Equity	Mr. Morris has served in various capacities within Macquarie Investment Management
Susan L. Natalini	Senior Vice President/Chief Operations Officer – Equity and Fixed Income Investments/Division Director	Senior Vice President/Chief Operations Officer – Equity and Fixed Income Investments	Ms. Natalini has served in various capacities within Macquarie Investment Management
Matthew T. Norris	Senior Vice President	Senior Vice President	Mr. Norris has served in various capacities within Macquarie Investment Management
Philip O. Obazee	Senior Vice President/Head of Derivatives/Division Director	Senior Vice President/Head of Derivatives	Mr. Obazee has served in various capacities within Macquarie Investment Management
Terrance M. O’Brien	Senior Vice President/US Head of Quantitative and Markets Research/Division Director	Senior Vice President/US Head of Quantitative and Markets Research	Mr. O’Brien has served in various capacities with Macquarie Investment Management
Mansur Z. Rasul	Senior Vice President/Senior Portfolio Manager/Associate Director	Senior Vice President/Senior Portfolio Manager	Mr. Rasul has served in various capacities with Macquarie Investment Management
Daniel G. Scherman	Senior Vice President	Senior Vice President	Mr. Scherman has served in various capacities within Macquarie Investment Management
Gilbert C. Scott	Senior Vice President	Senior Vice President	Mr. Scott has served in various capacities within Macquarie Investment Management
Kimberly A. Scott	Senior Vice President	Senior Vice President	Ms. Scott has served in various capacities within Macquarie Investment Management
Zachary H. Shafran	Senior Vice President	Senior Vice President	Mr. Shafran has served in various capacities within Macquarie Investment Management
Neil Siegel	Senior Vice President/Chief Marketing and Product Officer/Global Head of Marketing and Product/Executive Director	Senior Vice President/Global Head of Marketing and Product	Mr. Siegel has served in various capacities with Macquarie Investment Management
William Speacht	Senior Vice President/Deputy Chief Compliance Officer/Division Director	Senior Vice President/Deputy Chief Compliance Officer/Division Director	Mr. Speacht has served in various capacities within Macquarie Investment Management
John C. Van Roden III	Senior Vice President/ Head of Municipal Trading	Senior Vice President/ Head of Municipal Trading	Mr. Van Roden has served in various capacities within Macquarie Investment Management
Kathryn R. Williams	Senior Vice President/Deputy General Counsel/Assistant Secretary/Division Director	Senior Vice President/Deputy General Counsel/Assistant Secretary	Ms. Williams has served in various capacities within Macquarie Investment Management
Gustaf C. Zinn	Senior Vice President	Senior Vice President	Mr. Zinn has served in various capacities within Macquarie Investment Management
Gary T. Abrams	Vice President/Head of International Equity Trading	Vice President/Head of International Equity Trading	Mr. Abrams has served in various capacities within Macquarie Investment Management
Douglas R. Briggs	Vice President	Vice President	Mr. Briggs has served in various capacities within Macquarie Investment Management
Sally J. Burk	Vice President	Vice President	Ms. Burk has served in various capacities within Macquarie Investment Management
Jamie Chiarieri	Vice President/Senior Private Placements Analyst/Senior Manager	None	Mr. Chiarieri has served in various capacities within Macquarie Investment Management
Anthony G. Ciavarelli	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary	Mr. Ciavarelli has served in various capacities within Macquarie Investment Management
Kishor K. Daga	Vice President/Institutional Account Services/Associate Director of US Portfolio Administration/Associate Director	Vice President/ Associate Director of US Portfolio Administration	Mr. Daga has served in various capacities within Macquarie Investment Management
Euclyn A. Denton	Vice President/Senior Manager of US Fund Administration	Vice President/Financial Administration	Mr. Denton has served in various capacities within Macquarie Investment Management
Joel A. Ettinger	Vice President/Taxation/Associate Director	Vice President/Taxation	Mr. Ettinger has served in various capacities within Macquarie Investment Management
Benjamin J. Esty	Vice President	Vice President	Mr. Esty has served in various capacities within Macquarie Investment Management
William J. Fink	Vice President/ Deputy Chief Compliance Officer/Senior Manager	None	Mr. Fink has served in various capacities within Macquarie Investment Management
Joseph A. Fiorilla	Vice President/Trading Operations/Associate Director	Vice President/Head of US Trading Operations	Mr. Fiorilla has served in various capacities within Macquarie Investment Management

Stephen Hoban	Vice President/Controller/Chief Financial Officer/Treasurer/ Associate Director	None	Mr. Hoban has served in various capacities within Macquarie Investment Management
Tom Jacobs, Jr.	Vice President	Vice President	Mr. Jacobs has served in various capacities within Macquarie Investment Management
Earthen Johnson	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Ms. Johnson has served in various capacities within Macquarie Investment Management
Joseph W. Kauten	Vice President	Vice President	Mr. Kauten has served in various capacities within Macquarie Investment Management
Francis Magee	Vice President/Senior Manager, US Fund Administration	Vice President/Financial Administration	Mr. Magee has served in various capacities within Macquarie Investment Management
Michael Q. Mahoney	Vice President/ Fund Administration/Head of US Service Provider Manager/Associate Director	Vice President/Head of US Service Provider Management	Mr. Mahoney has served in various capacities within Macquarie Investment Management
Andrew McEvoy	Vice President/Trade Settlements/Associate Director of US Transaction Management	Vice President/Associate Director of US Transaction Management	Mr. McEvoy has served in various capacities within Macquarie Investment Management
Peter T. Pan	Vice President/Head of US SMA Trading/Associate Director	Vice President/Head of US SMA Trading	Mr. Pan has served in various capacities within Macquarie Investment Management
John J. Richie	Vice President	Vice President	Mr. Richie has served in various capacities within Macquarie Investment Management
Ricardo Rodriguez	Vice President	Vice President	Mr. Rodriguez has served in various capacities within Macquarie Investment Management
Sabrina K. Saxer	Vice President	Vice President	Ms. Saxer has served in various capacities within Macquarie Investment Management
Jennifer Shields	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary	Ms. Shields has served in various capacities within Macquarie Investment Management
Mira Stevovich	Vice President	Vice President	Ms. Stevovich has served in various capacities within Macquarie Investment Management
Kelly Vaughan	Vice President/MIM Americas Client Service Manager/Senior Manager	None	Ms. Vaughan has served in various capacities within Macquarie Investment Management
Emilia P. Wang	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary	Ms. Wang has served in various capacities within Macquarie Investment Management
Lauren Weintraub	Vice President/Equity Trader/Senior Manager	None	Ms. Weintraub has served in various capacities within Macquarie Investment Management
Michael T. Wolverton	Vice President	Vice President	Mr. Wolverton has served in various capacities within Macquarie Investment Management
Michael A. Yeager	Vice President	Vice President	Mr. Yeager has served in various capacities within Macquarie Investment Management
Aaron D. Young	Vice President	Vice President	Mr. Young has served in various capacities within Macquarie Investment Management
Joseph Zalewski	Vice President/Senior Credit Analyst-Distressed Debt/Associate Director	None	Mr. Zalewski has served in various capacities within Macquarie Investment Management
Sandy Lenoir	Anti-Money Laundering Officer/Division Director	Anti-Money Laundering Officer	Mr. Lenoir has served in various capacities within Macquarie Investment Management

Macquarie Funds Management Hong Kong Limited (MFMHKL), located at Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong, serves as a sub-advisor to Delaware Mid Cap Value Fund. MFMHKL is an affiliate of the Manager and a part of Macquarie Asset Management (MAM). MAM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. Information on the directors and officers of MFMHKL set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-76257) is incorporated into this filing by reference.

Macquarie Investment Management Global Limited (MIMGL), located at 50 Martin Place, Sydney, Australia, serves as a sub-advisor to Delaware Mid Cap Value Fund. MIMGL is an affiliate of the Manager and a part of MAM. Information on the directors and officers of MIMGL set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-106854) is incorporated into this filing by reference.

Item 32.	Principal Underwriters.
	(a)	Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Funds by Macquarie® and the Optimum Fund Trust.
(b)

Information with respect to each officer and partner of the principal underwriter and the Registrant is provided below. Unless otherwise noted, the principal business address of each officer and partner of Delaware Distributors, L.P. is 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354.

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Delaware Distributors, Inc.	General Partner	None
Delaware Capital Management	Limited Partner	None
Delaware Investments Distribution Partner, Inc.	Limited Partner	None
Brett D. Wright	President/ Head of Client Solutions Group Americas/Executive Director	None
David Brenner	Senior Vice President/Chief of Staff-Macquarie Investment Management	Senior Vice President/Chief of Staff
David F. Connor	Senior Vice President/General Counsel/Secretary/Division Director	Senior Vice President/ General Counsel/Secretary
Michael E. Dresnin	Senior Vice President/Associate General Counsel/Assistant Secretary	Senior Vice President/Associate General Counsel/Assistant Secretary
Jamie Fox	Senior Vice President/ Divisional Sales Manager, CSG Americas/Division Director	None
Daniel V. Geatens	Senior Vice President/Head of US Fund Administration/Division Director	Senior Vice President/Head of US Fund Administration/Division Director
Jerel A. Hopkins	Senior Vice President/Associate General Counsel/Assistant Secretary/Division Director	Senior Vice President/Associate General Counsel/Assistant Secretary/Division Director
Rachel Jacobs	Senior Vice President/Head of Intermediary Distribution, CSG Americas/Executive Director	Senior Vice President/Head of Intermediary Distribution, CSG Americas/Executive Director
Eric S. Kleppe	Senior Vice President/Institutional Client Services/ Head of Institutional Relationship Management, CSG Americas/Associate Director	None
Brian L. Murray, Jr.	Senior Vice President/Chief Compliance Officer/Division Director	Senior Vice President/Chief Compliance Officer
Susan L. Natalini	Senior Vice President/ Chief Operating Officer Equity and Fixed Income/Division Director	Senior Vice President/Chief Operations Officer – Equity and Fixed Income Investments
Richard Salus	Senior Vice President/ Global Head of Fund Services/Division Director	Senior Vice President/Chief Financial Officer
Neil Siegel	Senior Vice President/Global Head of Marketing and Product/Executive Director	Senior Vice President/Chief Marketing and Product Officer
William Speacht	Senior Vice President/Deputy Chief Compliance Officer/Division Director	Senior Vice President/Deputy Chief Compliance Officer/Division Director
Kathryn R. Williams	Senior Vice President/Deputy General Counsel/Assistant Secretary/Division Director	Senior Vice President/Associate General Counsel/Assistant Secretary
Christopher J. Calhoun	Vice President/ Head of US Fund Intermediary Services/Associate Director	None
Anthony G. Ciavarelli	Vice President/Associate General Counsel/Assistant Secretary/ Associate Director	Vice President/Associate General Counsel/Assistant Secretary
Joel A. Ettinger	Vice President/Associate Director	Vice President/Taxation
Robert T. Haenn	Vice President/Channel Head-Strategic Relationship, CSG Americas/Associate Director	None
Stephen Hoban	Vice President/Controller/Chief Financial Officer/Treasurer/ Associate Director	None
Earthen Johnson	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary
Michael Q. Mahoney	Vice President/Head of US Provider Management/Associate Director	Vice President/Head of US Service Provider Management
Konstantine C. Mylonas	Vice President/Senior Relationship Manager, CSG Americas/Associate Director	None
Stephen R. Shamet	Vice President/Channel Head-Strategic Relationship, CSG Americas/Associate Director	None
Jennifer Shields	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary
Barry J. Slawter	Vice President/Retail Marketing & Content Strategy/Senior Manager	None
Emilia P. Wang	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary
Antoinette C. Robbins	Senior Compliance Officer	None
Sandy Lenoir	Anti-Money Laundering Officer/Division Director	Anti-Money Laundering Officer

(c) Not applicable.
Item 33.

Location of Accounts and Records. All accounts and records required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the rules under that section are maintained by the following entities: Delaware Management Company, Delaware Investments Fund Services Company and Delaware Distributors, L.P. (100 Independence, 610 Market Street, Philadelphia, PA 19106-2354); BNY Mellon Investment Servicing (US) Inc. (4400 Computer Drive, Westborough, MA 01581-1722); and The Bank of New York Mellon (240 Greenwich Street, New York, NY 10286-0001).

Item 34.	Management Services. None.
Item 35.	Undertakings. Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia and Commonwealth of Pennsylvania on this 25th day of February, 2022.

DELAWARE GROUP EQUITY FUNDS I

By:	/s/ Shawn K. Lytle
Shawn K. Lytle President/Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature		Title	Date

/s/ Shawn K. Lytle		President/Chief Executive Officer	February 25, 2022
Shawn K. Lytle		(Principal Executive Officer) and Trustee

Jerome D. Abernathy	*	Trustee	February 25, 2022
Jerome D. Abernathy

Thomas L. Bennett	*	Chair and Trustee	February 25, 2022
Thomas L. Bennett

Ann D. Borowiec	*	Trustee	February 25, 2022
Ann D. Borowiec

Joseph W. Chow	*	Trustee	February 25, 2022
Joseph W. Chow

H. Jeffrey Dobbs	*	Trustee	February 25, 2022
H. Jeffrey Dobbs

John A. Fry	*	Trustee	February 25, 2022
John A. Fry

Joseph Harroz, Jr.	*	Trustee	February 25, 2022
Joseph Harroz, Jr.

Sandra A.J. Lawrence	*	Trustee	February 25, 2022
Sandra A.J. Lawrence

Frances A. Sevilla-Sacasa	*	Trustee	February 25, 2022
Frances A. Sevilla-Sacasa

Thomas K. Whitford	*	Trustee	February 25, 2022
Thomas K. Whitford

Christianna Wood	*	Trustee	February 25, 2022
Christianna Wood

Janet L. Yeomans	*	Trustee	February 25, 2022
Janet L. Yeomans

Richard Salus	*	Senior Vice President/Chief Financial Officer	February 25, 2022
Richard Salus		(Principal Financial Officer)

*By: /s/ Shawn K. Lytle
Shawn K. Lytle
as Attorney-in-Fact for each of the persons indicated
(Pursuant to Powers of Attorney filed herewith)

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

EXHIBITS
TO
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

INDEX TO EXHIBITS
(Delaware Group Equity Funds I N-1A)

Exhibit No.	Exhibit
EX-99.d.4	Executed Investment Advisory Expense Limitation Letter (February 2022) between Delaware Management Company (a series of Macquarie Investment Management Business Trust) and the Registrant
EX-99.g.1.iii	Executed Amendment No. 4 (July 19, 2019) to the Mutual Fund Custody and Services Agreement
EX-99.h.3.iii	Executed Amendment No. 2 (October 11, 2021) to Amended and Restated Fund Accounting and Financial Administration Oversight Agreement
EX-99.j	Consent of Independent Registered Public Accounting Firm (February 2022)
EX-99.n.1.i	Updated Appendix A (November 1, 2021) to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3
EX-99.p.3	Code of Ethics for Macquarie Investment Management Global Limited (February 18, 2021)
EX-99.q.1	Powers of Attorney (January 20, 2022)